     As filed with the Securities and Exchange Commission on August 29, 2006

                                                              File No. 811-03626


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY


                                 CITIZENS FUNDS
               (Exact Name of Registrant as Specified in Charter)

          One Harbour Place, Suite 400, Portsmouth, New Hampshire 03801
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (603) 436-5152



                                     June 30
                            (Date of fiscal year end)

                                  June 30, 2006
                           (Date of reporting period)

ITEM 1.  REPORT TO SHAREHOLDERS.

                              (CITIZENS FUNDS LOGO)


                                  ANNUAL REPORT

                          AND SUPPLEMENTAL COMMENTARY

                                  JUNE 30, 2006


                       CITIZENS FOR RESPONSIBLE INVESTING


                         NOT A PART OF THE ANNUAL REPORT

TABLE OF CONTENTS

SUPPLEMENTAL COMMENTARY

Letter from the president.................................................... 1

Citizens focus............................................................... 3

ANNUAL REPORT

Risks of mutual fund investing............................................... 7

Benchmarks................................................................... 8

Portfolio review disclosure.................................................. 9

Portfolio review............................................................ 10

Portfolio composition....................................................... 40

Report of independent registered public accounting firm..................... 42

Holdings.................................................................... 44

Statements of assets and liabilities........................................ 62

Statements of operations.................................................... 64

Statements of changes in net assets......................................... 66

Financial highlights........................................................ 70

Financial notes............................................................. 76

Supplemental information.................................................... 87

Shareholder services........................................................ 98


PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF CITIZENS FUNDS CAREFULLY BEFORE INVESTING. FOR THIS AND OTHER INFORMATION, PLEASE VISIT WWW.CITIZENSFUNDS.COM OR CALL 800.223.7010 FOR A FREE PROSPECTUS AND READ IT CAREFULLY BEFORE INVESTING.


NOT A PART OF THE ANNUAL REPORT

LETTER FROM THE PRESIDENT

Dear Shareholder,

I am pleased to report that Citizens Funds had a strong positive year in fiscal 2006. All of our equity funds are now managed by our in-house equity team. We have built, what I believe, is the best investment group currently available dedicated to managing a family of socially responsible mutual funds across a range of asset classes. From growth to value, from small-cap to large-cap funds, domestic and global, we have what I believe are strong effective strategies.

In fiscal year (FY) 2006, our small- and mid-cap funds, Citizens Small Cap Core Growth and Citizens Emerging Growth had the highest total returns among the domestic funds we manage. I believe these returns came from strong stock picking and from the fact that in periods of economic expansion smaller companies are often best able to capitalize on growth opportunities. By positioning these funds in companies experiencing accelerated growth we were able to deliver these returns for shareholders.

Within the large-cap universe, in FY 2006 we continued our strategy of emphasizing "active management" by closing the Citizens 300 Fund. Most shareholders elected to exchange their 300 Fund assets into another large cap fund within the Citizens family. Even though the large-cap universe is well understood by investors we continue to believe that we can actively add value by stock selection as we seek to discriminate between corporate winners and losers. Our Citizens Value Fund is a good example of how active stock selection can provide positive returns ahead of the market. The Value Fund's standard shares gained 9.83% for the fiscal year, beating the S&P 500 which was up 8.63%.

"FROM GROWTH TO VALUE, FROM SMALL- CAP TO LARGE-CAP FUNDS, DOMESTIC AND GLOBAL, WE HAVE WHAT I BELIEVE ARE STRONG EFFECTIVE STRATEGIES."

 --  SOPHIA COLLIER, PRESIDENT

(PHOTO OF SOPHIA COLLIER)


                                                 NOT A PART OF THE ANNUAL REPORT

Our Corporate Responsibility and Social Research team was very active in FY 2006. We were the first mutual fund company to call for Sudan divestment by portfolio companies. With this action we leveraged our shareholders' combined economic power to advocate for positive action in a heart-wrenching desperate situation. We hope others follow this same course and that the Sudan divestment campaign can generate the same positive impact as the South Africa divestment strategy in previous years. We also filed shareholder resolutions at Whole Foods Market, CVS and Johnson & Johnson, where we advocated for the removal of toxic ingredients from products and packaging. We filed another resolution at YUM! Brands asking about its progress in making Taco Bell restaurants accessible for the disabled.

In sum, FY 2006 was generally a good year for the funds and their shareholders. Looking to the future we will continue our mission to seek strong financial returns for shareholders by investing in companies that we believe have high standards for corporate and environmental responsibility.

Sincerely yours,

/s/ Sophia Collier

Sophia Collier
President


See pages 7-9 for important fund risks and benchmark and other disclosures. In considering performance of the funds for the 12 month period, you should also consider the funds' longer-term track records described elsewhere in this report. Of course, data presented reflects past performance which does not guarantee future results.


NOT A PART OF THE ANNUAL REPORT

CITIZENS FOCUS

(PHOTO OF JOANNE DOWDELL)

"WE ARE ENCOURAGED BY CONTINUED ADVANCEMENTS MADE BY THE SOCIALLY RESPONSIBLE INVESTMENT COMMUNITY, OF WHICH CITIZENS HAS BEEN A PROUD MEMBER FOR WELL OVER 20 YEARS."

 --  JOANNE DOWDELL
     VP OF CORPORATE RESPONSIBILITY


SHAREHOLDER ACTIVISM AND ADVOCACY

Over the past year, Citizens Funds participated in a number of initiatives designed to improve corporate governance, augment sustainable business practices, and support environmentally friendly policies. Below is a synopsis of some of our key achievements.

SEEKING A SOLUTION IN SUDAN

For more than 20 years, a government-backed militia known as the Janjaweed has engaged in a campaign of ethnic cleansing against non-Arabs in the Darfur region of western Sudan. In that time, an estimated 2 million people have died and millions more have been driven out of the region, according to reports from the United Nations. In 1997, the U.S. issued sanctions restricting all trade--except humanitarian aid--with Sudan. This has done little if anything to stop the atrocities.

Many universities, state legislatures, foundations, and other entities are calling for divestment from companies with ties to or operations in Sudan. In late March, Citizens Funds' trustees wrote to the CEOs of 23 companies that were identified by third-party research services as having possible ties to Sudan. To date, we have responses in writing from 17 companies, each stating that it complies with the U.S. sanctions. Citizens' Social Research team spoke with research providers and the portfolio companies themselves to confirm each company's assertion. We sought this disclosure to avoid exposing our shareholders to negative stock price performance that could result from premature divestment selling, and to verify that these companies continue to pass our human rights screen.

                                                 NOT A PART OF THE ANNUAL REPORT

In May 2006, Joanne Dowdell, Citizens' Vice President of Corporate Responsibility, participated on a panel at the University of Massachusetts-Boston to discuss developments in the Sudan divestment campaign.
Many of the leading universities across the country have implemented divestment strategies with the goal to force multinational companies to recognize the seriousness of the situation in Sudan and to stop doing business there. For more information on the campaign for Sudanese divestiture, visit www.citizensfunds.com/sudan and download a copy of our recently released position paper on the issue, or go to www.divestsudan.org for additional in-depth coverage.

NUCLEAR POWER -- IS IT SAFE ENOUGH?

During the year, Citizens' Social Research team participated in several discussions with subject matter experts and colleagues in the SRI community regarding the efficacy and safety of nuclear energy. With the rising cost of oil, and the environmental and financial risks posed by climate change, it is increasingly important to seek alternative solutions to the burning of fossil fuels. Many believe nuclear energy to be one such alternative. Our concern continues to be the catastrophic harm one accident can cause to surrounding communities and the environment. Until these issues are resolved to our satisfaction, we will continue to exclude companies from our portfolios that do not pass our nuclear energy screen.

IMPROVING SUSTAINABILITY REPORTING

In August 2005, Citizens met with members of Intel's corporate responsibility team to discuss the content of the company's Global Citizenship Report. In our view, Intel, Hewlett-Packard, and other select companies in our portfolios have made significant strides in improving disclosure of their social and environmental risks.

In September 2005, Citizens participated in a meeting with Steven Farris, CEO of Apache Corporation, a gas and oil exploration and development company. The objective was to discuss the company's efforts to reduce greenhouse gas emissions, as well as the risks and opportunities that the regulation of carbon emissions may have for the company. The meeting was prompted by a shareholder proposal requesting that the company improve its reporting on issues related to climate change.


NOT A PART OF THE ANNUAL REPORT

We were pleased by the discussion and Apache's stated commitment to improve its future reporting. The meeting was a very positive step in the right direction. We were encouraged by the willingness of Mr. Farris to communicate with shareholders. Not long after the meeting, Apache unveiled a new climate-change section on its website. The site states that Apache "shares the widespread concern that the emission of greenhouse gases (GHG) is leading to changes in global climate." We expect Apache to begin including greenhouse gas emissions data on its website this year.

In November 2005, Citizens co-filed a shareholder resolution with Walden Asset Management at SBC Communications, now known as AT&T. The resolution requested that the company prepare a sustainability report based on the Global Reporting Initiative (GRI). This would enable research analysts to better evaluate the social risks of investing in the company compared to its peers. An analysis of our holdings revealed that AT&T's existing reporting lags that of other companies in its peer group. Citizens and other shareholders agreed to withdraw the resolution after meetings with company executives led to AT&T's commitment to work toward improving the quality and content of its sustainability reporting. We will provide updates on our engagement with AT&T in future activism reports.

ELIMINATING TOXIC CHEMICALS FROM COSMETICS AND OTHER CONSUMER PRODUCTS

Citizens joined a group of 17 firms with more than $20 billion in combined assets under management to launch the Investor Environmental Health Network
(IEHN). The IEHN's mission is to advance the use of alternatives to toxic chemicals in consumer products.

Dr. Vesela Veleva, a Social Research Analyst at Citizens, published an article on the topic in Corporate Environmental Strategy (Issues 3 & 4, 2005). The article was titled "New EU Rules for the Cosmetics Industry: What do They Mean for U.S. Companies and Stakeholders?" The article outlines the EU legislation, which bans the use of more than 1,000 dangerous chemicals in cosmetic products, and the consequences for U.S. companies, consumers, and shareholders. The EU requirements are currently the highest standard for consumer safety in the world.

In preparation for the 2006 proxy season, Citizens filed a resolution at Johnson & Johnson and co-filed a resolution at CVS, requesting each company report on the feasibility of reformulating their cosmetic products


                                                 NOT A PART OF THE ANNUAL REPORT
to comply with the recent EU directive. Discussions with Johnson & Johnson executives led to the withdrawal of the resolution. The company has agreed to work with SRI investors and other stakeholders to improve the transparency and disclosure of the company's ongoing efforts to have the safest products on the market. CVS strongly argued to the Securities and Exchange Commission (SEC) that the proposal be kept from a shareholder vote. Despite the company's opposition, the SEC ruled the proposal should remain on the proxy and brought to a vote at the company's May 2006 annual meeting, where it garnered 8.74% support.

We also co-filed a resolution at Whole Foods Market, Inc. requesting a report on the feasibility of eliminating bisphenol A. This chemical with endocrine-disrupting properties is found in polycarbonate plastics such as Nalgene bottles and baby bottles. The shareholder resolution received 10% support at the annual meeting held in March 2006.

OUTLOOK

We are encouraged by continued advancements made by the socially responsible investment community, of which Citizens has been a proud member for well over 20 years. This past April, UN Secretary-General Kofi Annan launched the Principles for Responsible Investment at the New York Stock Exchange. The Principles were endorsed by a group of institutional investors with combined assets under management of approximately $3 trillion.

The group included public pension funds, foundations, and other institutional investors. The Principles are aimed at furthering integration of environmental, social, and corporate governance factors into investment decision-making. Organizations like Ceres and the Social Investment Forum have made tremendous inroads in raising the investing public's awareness of the benefits to integrating social, environmental, and corporate governance performance measures in investment decisions. We too have seen a greater level of corporate awareness of the importance of building sustainable business models, engaging shareholders, and providing greater transparency. We believe the momentum in place will spur more companies to greatly improve their corporate social responsibility and sustainability reporting in 2006 and beyond.


NOT A PART OF THE ANNUAL REPORT

RISKS OF MUTUAL FUND INVESTING

As with any fund that invests in stocks or fixed-income securities, the value of your investment will fluctuate in response to individual company actions, as well as general economic, political and market conditions. Reactions to these factors may differ among various stock types, and investments in specific funds may present unique risks -- and benefits given the nature of their focus. Many of these risks are discussed below, and additional information on risks may also be found in the Citizens Funds prospectus.

GROWTH INVESTING RISKS

Growth stocks may be especially volatile, because their prices are largely based on estimates of future earnings.

VALUE INVESTING RISKS

Value stocks may fall or remain flat if certain conditions or investor perceptions do not change as expected, or if the companies prove not to be underpriced.

SMALL- AND MEDIUM-SIZED COMPANY RISKS

Small- and medium-sized companies pose unique investment risks as they may have less seasoned management, limited product lines, financing and market share challenges, and shares that trade with more volatility, less frequently or in smaller volumes.

FOREIGN INVESTING RISKS

Foreign markets pose unique investment risks, including political instability and currency risks, excessive taxation, different financial and auditing standards, increased market volatility and other factors.

FIXED-INCOME INVESTING RISKS

Interest rate increases can cause the value of bonds to decrease, meaning that a bond fund investment may lose value in a rising interest rate environment. There is also the chance that some of the fund's holdings will have their credit ratings downgraded or may default, potentially reducing the fund's income level and share price.

HIGH-YIELD SECURITY RISKS

High-yield securities (so-called "junk bonds") offer the potential for higher returns but present significant volatility and risk of loss of principal and interest.

MONEY MARKET RISKS

Investments in the Citizens Money Market Fund are not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

BENCHMARKS

When evaluating performance of any investment, it is useful to look at both absolute and relative return. In other words, how much did the fund generate or lose for shareholders in the reporting period, and how did that performance compare to the fund's benchmark? Below is a brief description of the benchmarks we use. Please keep in mind that these benchmark indices are unmanaged, meaning you cannot invest directly in them, and their performance does not reflect the impact of fees and expenses that apply to our funds.

The S & P 500 INDEX includes a representative sample of 500 leading companies in the U.S. economy, focused on the large-cap segment of the U.S. equity universe.

The RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index covers the large-cap segment of the U.S. equity universe.

The RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index covers the mid cap segment of the U.S. equity universe; it includes the smallest 800 securities in the Russell 1000 Index.

The RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index covers the small-cap segment of the U.S. equity universe.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX is a market capitalization-weighted equity index of more than 1,500 stocks traded in 23 world markets.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX is comprised of taxable, investment grade fixed-income securities, including government, corporate, mortgage and asset-backed securities.

The BLENDED INDEX is comprised of 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Index.

PORTFOLIO REVIEW DISCLOSURE

The information in each portfolio review was obtained through an interview with the portfolio manager(s) for each fund. Any views and opinions expressed are those of the portfolio manager(s). Portfolio managers with different funds and strategies may have opinions that vary from their colleagues'. Citizens Advisers considers diversity of investment opinion to be a strength that contributes to healthy debate and is part of a strong overall investment process. The portfolio reviews are provided for informational purposes only and should not be used or construed as a recommendation for any security.

CITIZENS CORE GROWTH FUND

(PHOTO OF ROBERT MAGAN AND JONATHAN WHITE)

"WE EXPECT THAT COMPANIES THAT HAVE HISTORICALLY PERFORMED WELL DURING THE LATTER STAGES OF AN ECONOMIC GROWTH CYCLE WILL CONTINUE TO GROW."


CO-PORTFOLIO MANAGERS
Robert Magan, CFA
Jonathan White, CFA

INVESTMENT GOAL
Long-term capital appreciation

INVESTMENT STRATEGY
Invests mainly in stocks of U.S. large-capitalization companies

INCEPTION  DATES
Standard shares              3.03.95
Institutional shares         1.25.96
Administrative shares        2.04.00

RISKS
Growth investing (See pages 7-9 for important fund risk and benchmark disclosure)

PORTFOLIO REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?

For the one-year period ended June 30, 2006, standard shares of the Citizens Core Growth Fund gained 3.50%. This trailed the one-year return for the Russell 1000 Growth Index, which advanced 6.12%, and the S&P 500 Index, which gained 8.63%.

For the first nine months of the fund's fiscal year (July 1, 2005 through March 31, 2006), the fund's standard shares outperformed the Russell 1000 Growth Index by 0.74% and was ahead of the S&P 500 Index by 0.94%. The fund's underperformance for the one-year period occurred largely in the final three months, when the market tone changed dramatically to favor lower-risk, more stable investments over those with strong growth potential and higher valuations. High-quality companies that had been doing well for the fund declined precipitously


CITIZENS CORE GROWTH FUND

                                                                     CORE GROWTH


CITIZENS CORE GROWTH FUND PERFORMANCE (as of 6.30.06)

                                                         AVERAGE ANNUAL RETURN
                                 Ticker           1        5        10      Since
Share class                      symbol          year    years     years   inception
------------------------------------------------------------------------------------
STANDARD SHARES                  WAIDX           3.50%   -1.60%    6.16%    8.25%
INSTITUTIONAL SHARES             WINIX           4.26%   -0.90%    6.92%    7.60%
ADMINISTRATIVE SHARES            CGADX           3.92%   -1.21%     NA     -5.66%

PERFORMANCE OVERTIME (as of 6.30.06)

This chart shows performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over the same period for the indices shown.

                                  (LINE GRAPH)


                                          RUSSELL
                  CORE GROWTH           1000 GROWTH            S&P 500
DATE                 FUND                  INDEX                INDEX
3/3/95            $ 10,000.00           $ 10,000.00          $ 10,000.00
3/31/1995         $ 10,100.00           $ 10,292.00          $ 10,340.00
4/30/1995         $ 10,400.00           $ 10,517.39          $ 10,644.00
5/31/1995         $ 10,530.00           $ 10,883.40          $ 11,069.76
6/30/1995         $ 10,940.00           $ 11,303.50          $ 11,326.57
7/31/1995         $ 11,360.00           $ 11,773.72          $ 11,702.62
8/31/1995         $ 11,450.00           $ 11,786.68          $ 11,731.87
9/30/1995         $ 11,860.00           $ 12,330.04          $ 12,226.96
10/31/1995        $ 11,970.00           $ 12,338.67          $ 12,182.94
11/30/1995        $ 12,330.00           $ 12,818.65          $ 12,717.77
12/31/1995        $ 12,405.00           $ 12,891.71          $ 12,963.23
1/31/1996         $ 12,646.60           $ 13,322.30          $ 13,403.97
2/26/1996         $ 12,878.20           $ 13,566.09          $ 13,528.63
3/31/1996         $ 12,858.10           $ 13,583.73          $ 13,658.51
4/30/1996         $ 13,200.40           $ 13,940.98          $ 13,859.29
5/31/1996         $ 13,593.10           $ 14,427.52          $ 14,216.86
6/30/1996         $ 13,502.50           $ 14,447.72          $ 14,270.88
7/31/1996         $ 12,908.40           $ 13,601.09          $ 13,640.11
8/30/1996         $ 13,230.60           $ 13,951.99          $ 13,927.91
9/30/1996         $ 14,076.40           $ 14,967.70          $ 14,712.06
10/31/1996        $ 14,428.80           $ 15,057.50          $ 15,118.11
11/30/1996        $ 15,627.10           $ 16,188.32          $ 16,261.04
12/31/1996        $ 15,266.30           $ 15,871.03          $ 15,939.07
1/31/1997         $ 16,415.60           $ 16,983.59          $ 16,935.26
2/28/97           $ 16,517.30           $ 16,868.10          $ 17,067.36
3/31/1997         $ 15,551.10           $ 15,955.54          $ 16,365.89
4/30/1997         $ 16,669.90           $ 17,014.99          $ 17,342.93
5/31/1997         $ 17,697.10           $ 18,243.47          $ 18,399.11
6/30/1997         $ 18,348.00           $ 18,973.21          $ 19,223.40
7/31/1997         $ 20,188.90           $ 20,650.44          $ 20,753.58
8/29/1997         $ 19,110.80           $ 19,442.39          $ 19,591.38
09/30/97          $ 20,158.40           $ 20,398.95          $ 20,664.98
10/31/1997        $ 19,354.90           $ 19,644.19          $ 19,974.77
11/29/1997        $ 20,402.50           $ 20,479.07          $ 20,899.61
12/31/1997        $ 20,603.90           $ 20,708.44          $ 21,259.08
1/31/1998         $ 21,201.70           $ 21,327.62          $ 21,495.05
2/28/1998         $ 22,867.10           $ 22,931.45          $ 23,044.85
3/31/1998         $ 23,977.30           $ 23,846.42          $ 24,224.74
4/30/1998         $ 24,222.90           $ 24,175.50          $ 24,469.41
5/31/1998         $ 23,529.00           $ 23,488.92          $ 24,048.54
6/30/1998         $ 25,044.90           $ 24,926.44          $ 25,024.91
7/31/1998         $ 24,938.10           $ 24,761.92          $ 24,759.65
8/31/1998         $ 21,212.40           $ 21,045.16          $ 21,179.40
9/30/1998         $ 23,069.90           $ 22,661.43          $ 22,537.00
10/31/1998        $ 24,767.30           $ 24,483.41          $ 24,369.26
11/30/1998        $ 26,635.60           $ 26,346.59          $ 25,846.04
12/31/1998        $ 29,412.00           $ 28,723.06          $ 27,334.77
1/31/1999         $ 31,679.40           $ 30,409.10          $ 28,477.36
2/28/1999         $ 29,757.50           $ 29,019.40          $ 27,591.72
3/31/1999         $ 31,042.40           $ 30,548.73          $ 28,695.39
4/30/1999         $ 31,873.70           $ 30,588.44          $ 29,805.90
5/31/1999         $ 31,020.80           $ 29,649.37          $ 29,102.48
6/30/1999         $ 32,953.50           $ 31,724.83          $ 30,717.67
7/31/1999         $ 32,251.70           $ 30,715.98          $ 29,759.27
8/31/1999         $ 31,981.70           $ 31,216.65          $ 29,613.45
9/30/1999         $ 31,204.30           $ 30,561.10          $ 28,802.04
10/31/1999        $ 33,223.40           $ 32,868.46          $ 30,625.21
11/30/1999        $ 34,637.90           $ 34,643.36          $ 31,246.91
12/31/1999        $ 37,497.40           $ 38,246.27          $ 33,087.35
1/31/2000         $ 35,181.60           $ 36,452.52          $ 31,426.36
2/29/2000         $ 36,060.00           $ 38,235.05          $ 30,832.41
3/31/2000         $ 39,539.40           $ 40,972.68          $ 33,847.81
4/30/2000         $ 37,109.60           $ 39,022.38          $ 32,829.00
5/31/2000         $ 35,170.20           $ 37,055.65          $ 32,156.00
6/30/2000         $ 37,178.00           $ 39,864.47          $ 32,950.25
7/31/2000         $ 36,151.30           $ 38,202.12          $ 32,436.23
8/31/2000         $ 38,227.50           $ 41,659.41          $ 34,450.52
9/30/2000         $ 35,215.90           $ 37,718.43          $ 32,631.53
10/31/2000        $ 35,489.60           $ 35,934.35          $ 32,494.48
11/30/2000        $ 30,698.40           $ 30,637.63          $ 29,933.92
12/31/2000        $ 29,715.00           $ 29,669.48          $ 30,080.59
1/31/2001         $ 32,157.20           $ 31,719.64          $ 31,148.45
2/28/2001         $ 27,056.30           $ 26,333.64          $ 28,307.71
3/31/2001         $ 24,710.40           $ 23,468.54          $ 26,513.00
4/30/2001         $ 27,032.30           $ 26,437.32          $ 28,573.07
5/31/2001         $ 27,080.40           $ 26,048.69          $ 28,764.50
6/30/2001         $ 26,611.20           $ 25,444.36          $ 28,065.53
7/31/2001         $ 26,310.40           $ 24,808.25          $ 27,790.49
8/31/2001         $ 24,277.30           $ 22,778.93          $ 26,050.80
9/30/2001         $ 21,811.10           $ 20,505.60          $ 23,945.90
10/31/2001        $ 22,304.30           $ 21,582.14          $ 24,403.26
11/30/2001        $ 24,385.60           $ 23,656.18          $ 26,274.99
12/31/2001        $ 24,301.40           $ 23,611.24          $ 26,506.21
1/31/2002         $ 23,904.40           $ 23,193.32          $ 26,119.22
2/28/2002         $ 23,002.10           $ 22,230.79          $ 25,615.12
3/31/2002         $ 23,880.30           $ 22,999.98          $ 26,578.25
4/30/2002         $ 22,448.70           $ 21,123.18          $ 24,967.61
5/31/2002         $ 22,039.70           $ 20,612.00          $ 24,782.85
6/30/2002         $ 20,126.80           $ 18,705.39          $ 23,018.31
7/31/2002         $ 18,635.10           $ 17,676.59          $ 21,225.18
8/31/2002         $ 18,562.90           $ 17,729.62          $ 21,365.27
9/30/2002         $ 16,914.70           $ 15,891.06          $ 19,042.86
10/31/2002        $ 18,466.60           $ 17,348.27          $ 20,718.64
11/30/2002        $ 19,296.70           $ 18,290.28          $ 21,938.96
12/31/2002        $ 18,045.60           $ 17,026.43          $ 20,651.15
1/31/2003         $ 17,516.20           $ 16,612.68          $ 20,110.09
2/28/2003         $ 17,323.70           $ 16,536.26          $ 19,808.44
3/31/2003         $ 17,480.10           $ 16,843.84          $ 20,000.58
4/30/2003         $ 18,562.90           $ 18,088.60          $ 21,648.62
5/31/2003         $ 19,597.50           $ 18,991.22          $ 22,789.51
6/30/2003         $ 19,777.90           $ 19,253.30          $ 23,081.21
7/31/2003         $ 20,283.20           $ 19,732.71          $ 23,487.44
8/31/2003         $ 20,908.80           $ 20,224.05          $ 23,945.45
9/30/2003         $ 20,391.50           $ 20,007.65          $ 23,691.63
10/31/2003        $ 21,642.70           $ 21,132.08          $ 25,032.57
11/30/2003        $ 21,823.10           $ 21,353.97          $ 25,252.86
12/31/2003        $ 22,220.10           $ 22,092.82          $ 26,576.11
1/31/2004         $ 22,352.40           $ 22,543.51          $ 27,065.11
2/29/2004         $ 22,280.30           $ 22,687.79          $ 27,441.31
3/31/2004         $ 22,015.60           $ 22,265.80          $ 27,026.95
4/30/2004         $ 21,402.00           $ 22,007.51          $ 26,602.63
5/31/2004         $ 21,726.90           $ 22,416.85          $ 26,967.08
6/30/2004         $ 21,775.00           $ 22,697.06          $ 27,490.24
7/31/2004         $ 20,896.80           $ 21,414.68          $ 26,580.32
8/31/2004         $ 20,644.10           $ 21,309.75          $ 26,686.64
9/30/2004         $ 21,317.80           $ 21,512.19          $ 26,974.85
10/31/2004        $ 21,714.80           $ 21,847.78          $ 27,387.57
11/30/2004        $ 22,689.30           $ 22,599.34          $ 28,496.77
12/31/2004        $ 23,363.00           $ 23,485.24          $ 29,465.66
1/31/2005         $ 22,857.70           $ 22,703.18          $ 28,746.69
2/28/2005         $ 23,206.60           $ 22,943.83          $ 29,350.37
3/31/2005         $ 22,978.00           $ 22,526.26          $ 28,830.87
4/30/2005         $ 22,376.50           $ 22,098.26          $ 28,283.09
5/31/2005         $ 23,314.90           $ 23,167.81          $ 29,182.49
6/30/2005         $ 23,723.90           $ 23,082.09          $ 29,227.63
7/31/2005         $ 24,722.68           $ 24,210.81          $ 30,314.89
8/31/2005         $ 24,589.17           $ 23,898.49          $ 30,039.03
9/30/2005         $ 25,167.02           $ 24,008.42          $ 30,282.35
10/31/2005        $ 24,469.89           $ 23,775.54          $ 29,776.63
11/30/2005        $ 25,529.44           $ 24,800.26          $ 30,902.19
12/31/2005        $ 25,613.69           $ 24,723.38          $ 30,911.46
1/31/2006         $ 26,394.90           $ 25,158.51          $ 31,730.61
2/28/2006         $ 26,191.66           $ 25,118.26          $ 31,816.28
3/31/2006         $ 26,372.39           $ 25,490.01          $ 32,210.81
4/30/2006         $ 26,251.07           $ 25,454.32          $ 32,642.43
5/31/2006         $ 24,578.88           $ 24,591.42          $ 31,702.33
6/30/2006         $ 24,554.30           $ 24,491.00          $ 31,749.97


Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures and the growth of a $10,000 hypothetical investment assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.
--------------------------------------------------------------------------------

during this period. Though we worked to reposition the fund by buying stocks of larger, more stable companies like Bank of America and Johnson & Johnson, we were not able to react quickly enough to completely offset the speed and depth of the decline.

The energy and industrial sectors contributed the most to the fund's gains for the year (2.02% and 1.72%, respectively). Stock selection within these two sectors also had a positive impact on fund performance. The fund favored the types of companies that have typically performed well during

                                       11              CITIZENS CORE GROWTH FUND
the latter stages of an economic growth cycle. This included stocks in the industrial and information technology sectors, as well as selected names in the consumer discretionary sector.

The fund also maintained an overweight position in the industrial and consumer discretionary sectors. The fund took some profits in the energy sector and reduced its exposure to the healthcare sector.

Burlington Resources, a natural gas producer, was the largest contributor to positive performance for the year. The stock price gained 66.38% during the period the fund held it, which accounted for 1.03% of the fund's annual return. ConocoPhillips acquired Burlington Resources in December 2005 for $90 a share.

Valero Energy, an oil refiner and gasoline retailer, was another solid performer, returning 49.08% during the period the fund held it. Valero contributed 0.64% to the fund's total return for the period. The company benefited from strong results in its refining operations. Valero also received Star Site certification from the Occupational Safety and Health Administration
(OSHA) for 10 of its sites' safety programs in 2005. Only 21 out of 149 refineries in the U.S. received this rating.

Fluor Corporation chipped in with a gain of 48.38%. The stock of this large construction and engineering company accounted for 0.65% of the fund's total return for the period. The company's 2006 first-quarter earnings jumped 88%. In addition, the U.S. Equal Employment Opportunity Commission awarded Fluor the Freedom to Compete Award in recognition of the company's Mentoring Circles Program.

As discussed above, several stocks that had previously performed well for the fund declined in the last quarter of the fund's fiscal year. Chico's FAS Inc., which had a negative return of 30.61% during the period the fund held it, was the fund's worst performer for the fiscal year. The stock detracted 0.42% from the fund's annual return. This clothing retailer for women age 35 and older suffered from unfavorable comparisons to last year's same-store sales growth. We believe that Chico's has solid fundamentals and continue to hold a position in the stock.

Qualcomm Inc., a manufacturer of semiconductors for the wireless industry, had a negative return of 15.82%, during the period the fund owned the stock. The stock performed well for the majority of the period,


CITIZENS CORE GROWTH FUND              12
but its stock price declined in the second quarter of 2006, despite an announcement of higher forecasted profits. Overall, Qualcomm detracted 0.38% from the fund's annual return.

OUTLOOK

The second half of 2006 could be a challenging time for stocks. Concerns about how far the Federal Reserve will raise interest rates to combat inflation could dampen returns. While some investors are fearful that the Fed may go too far and send the economy into a recession, many have overlooked what could happen if the Fed fails to contain inflation. We believe that higher inflation poses a bigger long-term risk to the economy than does higher interest rates. Therefore, we expect the Fed will raise rates higher by year end.

We expect that companies that have historically performed well during the latter stages of an economic growth cycle will continue to grow. Annualized Gross Domestic Product growth will likely slow to a more sustainable rate of 2% to 3% in the latter part of 2006 and heading into 2007. After uncertainty about interest rates is resolved, stocks may be poised for solid returns in 2007.


                                       13              CITIZENS CORE GROWTH FUND

CITIZENS EMERGING GROWTH FUND

(PHOTO OF J. MICHAEL GALLIPO AND JONATHAN WHITE)

"WE BELIEVE THE CURRENT TIGHTENING CYCLE IS ALMOST FINISHED, THEREFORE WE ARE MORE OPTIMISTIC ABOUT STOCK RETURNS ONCE THE CURRENT PERIOD OF UNCERTAINTY IS PAST."


CO-PORTFOLIO  MANAGERS
J. Michael Gallipo, CFA
Jonathan White, CFA

INVESTMENT GOAL
Aggressive growth

INVESTMENT STRATEGY
Invests mainly in stocks of young, growing, medium capitalization companies

INCEPTION DATES
Standard shares          2.08.94
Institutional shares    11.01.99
Administrative shares    2.04.00

RISKS
Growth investing; small- and medium-sized company risks (See pages 7-9 for important fund risk and benchmark disclosure)

PORTFOLIO REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?
For the one-year period ended June 30, 2006, standard shares of the Citizens Emerging Growth Fund gained 16.31%. This surpassed the one-year return for the fund's benchmark, the Russell Midcap Growth Index, which advanced 13.04%.

The fund's holdings in the information technology sector made significant contributions to the fund's returns. Effective stock selection contributed a return of 29.31%, accounting for 6.20% of the fund's gains. Within the industrial sector, strong stock selection also helped this sector return 44.71% to the fund, accounting for 4.02% of the fund's gains. Industrial stocks benefited from healthy growth in capital expenditures, Gulf Coast reconstruction, and spending on equipment for natural resources exploration. A modest overweight to


CITIZENS EMERGING GROWTH FUND

                                                                 EMERGING GROWTH

CITIZENS EMERGING GROWTH FUND PERFORMANCE (as of 6.30.06)

                                           AVERAGE ANNUAL RETURN
                                Ticker       1          5       10          Since
Share class                     symbol      year      years    years      inception
------------------------------------------------------------------------------------
STANDARD SHARES                 WAEGX      16.31%     0.76%    8.33%        11.56%
INSTITUTIONAL SHARES            CEGIX      17.03%     1.40%     NA           0.64%
ADMINISTRATIVE SHARES           CGRDX      16.70%     1.11%     NA          -3.94%

PERFORMANCE OVER TIME (as of 6.30.06)

This chart shows performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over the same period for the index shown.

                                  (LINE GRAPH)



                                                                                              RUSSELL
                                                EMERGING                                      MIDCAP
                                                 GROWTH                                       GROWTH
  DATE                                            FUND                                         INDEX
2/8/94                                         $ 10,000.00                                  $ 10,000.00
2/28/1994                                      $ 10,060.00                                   $ 9,920.00
3/31/1994                                       $ 9,880.00                                   $ 9,452.77
4/30/1994                                      $ 10,010.00                                   $ 9,430.08
5/31/1994                                      $ 10,070.00                                   $ 9,444.23
6/30/1994                                       $ 9,930.00                                   $ 9,038.12
7/31/1994                                      $ 10,140.00                                   $ 9,288.48
8/31/1994                                      $ 10,550.00                                   $ 9,842.07
9/30/1994                                      $ 10,730.00                                   $ 9,679.68
10/31/1994                                     $ 10,910.00                                   $ 9,847.14
11/30/1994                                     $ 10,550.00                                   $ 9,412.88
12/31/1994                                     $ 10,711.80                                   $ 9,544.66
1/31/1995                                      $ 10,711.80                                   $ 9,659.20
2/28/1995                                      $ 11,000.50                                  $ 10,173.07
3/31/1995                                      $ 11,330.40                                  $ 10,576.94
4/30/1995                                      $ 11,381.90                                  $ 10,665.78
5/31/1995                                      $ 11,299.40                                  $ 10,928.16
6/30/1995                                      $ 12,237.60                                  $ 11,425.39
7/31/1995                                      $ 13,248.00                                  $ 12,144.05
8/31/1995                                      $ 13,289.20                                  $ 12,276.42
9/30/1995                                      $ 13,969.70                                  $ 12,550.18
10/31/1995                                     $ 14,196.50                                  $ 12,232.66
11/30/1995                                     $ 14,567.60                                  $ 12,779.46
12/31/1995                                     $ 15,074.60                                  $ 12,787.13
1/31/1996                                      $ 14,969.10                                  $ 13,013.46
2/26/1996                                      $ 15,520.00                                  $ 13,505.37
3/31/1996                                      $ 15,742.70                                  $ 13,612.06
4/30/1996                                      $ 16,938.40                                  $ 14,269.53
5/31/1996                                      $ 17,899.60                                  $ 14,560.63
6/30/1996                                      $ 17,430.70                                  $ 14,120.89
7/31/1996                                      $ 16,750.80                                  $ 13,025.11
8/30/1996                                      $ 17,301.80                                  $ 13,728.47
9/30/1996                                      $ 18,368.50                                  $ 14,600.23
10/31/1996                                     $ 17,524.50                                  $ 14,429.40
11/30/1996                                     $ 17,536.20                                  $ 15,279.30
12/31/1996                                     $ 17,172.00                                  $ 15,022.60
1/31/1997                                      $ 18,031.30                                  $ 15,686.60
2/28/97                                        $ 16,877.10                                  $ 15,341.50
3/31/1997                                      $ 15,453.50                                  $ 14,474.70
4/30/1997                                      $ 15,953.70                                  $ 14,829.33
5/31/1997                                      $ 17,415.70                                  $ 16,158.04
6/30/1997                                      $ 18,133.90                                  $ 16,605.62
7/31/1997                                      $ 20,262.70                                  $ 18,194.78
8/29/1997                                      $ 19,839.50                                  $ 18,016.47
09/30/97                                       $ 20,980.90                                  $ 18,928.10
10/31/1997                                     $ 19,608.70                                  $ 17,979.80
11/29/1997                                     $ 19,467.60                                  $ 18,168.59
12/31/1997                                     $ 20,209.00                                  $ 18,406.60
1/31/1998                                      $ 20,057.70                                  $ 18,075.28
2/28/1998                                      $ 22,133.60                                  $ 19,774.36
3/31/1998                                      $ 24,140.80                                  $ 20,602.90
4/30/1998                                      $ 23,852.10                                  $ 20,883.10
5/31/1998                                      $ 22,669.80                                  $ 20,024.81
6/30/1998                                      $ 24,127.00                                  $ 20,591.51
7/31/1998                                      $ 23,783.30                                  $ 19,710.19
8/31/1998                                      $ 19,191.60                                  $ 15,947.52
9/30/1998                                      $ 21,212.50                                  $ 17,153.15
10/31/1998                                     $ 23,164.70                                  $ 18,415.62
11/30/1998                                     $ 25,061.90                                  $ 19,658.68
12/31/1998                                     $ 28,839.60                                  $ 21,695.32
1/31/1999                                      $ 29,367.50                                  $ 22,346.17
2/28/1999                                      $ 27,044.70                                  $ 21,253.45
3/31/1999                                      $ 28,447.50                                  $ 22,437.26
4/30/1999                                      $ 29,141.30                                  $ 23,460.40
5/31/1999                                      $ 28,975.40                                  $ 23,157.76
6/30/1999                                      $ 32,836.80                                  $ 24,774.18
7/31/1999                                      $ 33,198.80                                  $ 23,986.36
8/31/1999                                      $ 33,636.20                                  $ 23,736.90
9/30/1999                                      $ 34,028.30                                  $ 23,535.14
10/31/1999                                     $ 38,855.10                                  $ 25,354.40
11/30/1999                                     $ 42,309.20                                  $ 27,981.12
12/31/1999                                     $ 48,475.20                                  $ 32,824.65
1/31/2000                                      $ 46,724.80                                  $ 32,818.08
2/29/2000                                      $ 58,566.80                                  $ 39,716.44
3/31/2000                                      $ 59,656.30                                  $ 39,756.16
4/30/2000                                      $ 59,495.60                                  $ 35,895.84
5/31/2000                                      $ 53,547.80                                  $ 33,279.03
6/30/2000                                      $ 59,781.40                                  $ 36,809.94
7/31/2000                                      $ 56,512.80                                  $ 34,479.87
8/31/2000                                      $ 62,103.30                                  $ 39,679.43
9/30/2000                                      $ 59,942.10                                  $ 37,739.11
10/31/2000                                     $ 57,888.10                                  $ 35,157.75
11/30/2000                                     $ 46,885.60                                  $ 27,517.97
12/31/2000                                     $ 48,163.60                                  $ 28,968.17
1/31/2001                                      $ 46,957.10                                  $ 30,622.25
2/28/2001                                      $ 40,853.90                                  $ 25,324.60
3/31/2001                                      $ 36,406.50                                  $ 21,700.65
4/30/2001                                      $ 39,339.90                                  $ 25,318.15
5/31/2001                                      $ 38,464.60                                  $ 25,199.16
6/30/2001                                      $ 37,352.80                                  $ 25,211.75
7/31/2001                                      $ 35,010.80                                  $ 23,509.96
8/31/2001                                      $ 32,881.80                                  $ 21,805.49
9/30/2001                                      $ 26,967.80                                  $ 18,201.04
10/31/2001                                     $ 28,883.90                                  $ 20,113.97
11/30/2001                                     $ 31,651.70                                  $ 22,280.25
12/31/2001                                     $ 32,290.40                                  $ 23,126.90
1/31/2002                                      $ 32,314.10                                  $ 22,375.27
2/28/2002                                      $ 30,658.10                                  $ 21,106.59
3/31/2002                                      $ 33,402.20                                  $ 22,717.03
4/30/2002                                      $ 31,675.30                                  $ 21,515.30
5/31/2002                                      $ 30,539.90                                  $ 20,874.14
6/30/2002                                      $ 27,961.40                                  $ 18,569.64
7/31/2002                                      $ 25,903.30                                  $ 16,764.67
8/31/2002                                      $ 25,170.00                                  $ 16,705.99
9/30/2002                                      $ 23,395.80                                  $ 15,377.86
10/31/2002                                     $ 24,010.80                                  $ 16,569.65
11/30/2002                                     $ 24,980.70                                  $ 17,867.05
12/31/2002                                     $ 23,017.30                                  $ 16,787.88
1/31/2003                                      $ 22,473.20                                  $ 16,623.36
2/28/2003                                      $ 22,567.80                                  $ 16,478.74
3/31/2003                                      $ 22,378.60                                  $ 16,785.24
4/30/2003                                      $ 23,821.60                                  $ 17,928.32
5/31/2003                                      $ 25,501.10                                  $ 19,653.02
6/30/2003                                      $ 25,926.90                                  $ 19,934.06
7/31/2003                                      $ 26,707.60                                  $ 20,645.71
8/31/2003                                      $ 28,671.00                                  $ 21,783.28
9/30/2003                                      $ 27,582.90                                  $ 21,360.69
10/31/2003                                     $ 29,499.00                                  $ 23,082.36
11/30/2003                                     $ 29,972.10                                  $ 23,700.97
12/31/2003                                     $ 30,279.60                                  $ 23,959.31
1/31/2004                                      $ 30,989.30                                  $ 24,749.96
2/29/2004                                      $ 31,107.60                                  $ 25,165.76
3/31/2004                                      $ 30,894.70                                  $ 25,117.95
4/30/2004                                      $ 29,830.20                                  $ 24,409.62
5/31/2004                                      $ 30,516.20                                  $ 24,985.69
6/30/2004                                      $ 30,776.40                                  $ 25,382.96
7/31/2004                                      $ 28,789.30                                  $ 23,702.61
8/31/2004                                      $ 28,363.50                                  $ 23,411.07
9/30/2004                                      $ 29,522.70                                  $ 24,284.30
10/31/2004                                     $ 30,587.20                                  $ 25,107.54
11/30/2004                                     $ 31,746.30                                  $ 26,403.09
12/31/2004                                     $ 32,787.20                                  $ 27,667.80
1/31/2005                                      $ 31,462.40                                  $ 26,926.30
2/28/2005                                      $ 32,645.20                                  $ 27,607.53
3/31/2005                                      $ 32,385.00                                  $ 27,204.46
4/30/2005                                      $ 30,918.40                                  $ 26,127.17
5/31/2005                                      $ 32,976.40                                  $ 27,624.25
6/30/2005                                      $ 33,354.90                                  $ 28,138.06
7/31/2005                                      $ 34,585.70                                  $ 29,781.33
8/31/2005                                      $ 34,066.91                                  $ 29,599.66
9/30/2005                                      $ 34,492.75                                  $ 29,981.50
10/31/2005                                     $ 34,113.33                                  $ 29,100.04
11/30/2005                                     $ 36,146.48                                  $ 30,680.17
12/31/2005                                     $ 36,786.27                                  $ 31,017.66
1/31/2006                                      $ 39,626.17                                  $ 32,875.61
2/28/2006                                      $ 39,269.54                                  $ 32,471.24
3/31/2006                                      $ 41,115.21                                  $ 33,377.19
4/30/2006                                      $ 41,801.83                                  $ 33,517.37
5/31/2006                                      $ 38,583.09                                  $ 31,938.71
6/30/2006                                      $ 38,795.30                                  $ 31,811.27

Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures and the growth of a $10,000 hypothetical investment assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.
--------------------------------------------------------------------------------

the financial sector, with an emphasis on non-bank financial companies such as asset managers and insurers, made a positive contribution. With interest rates rising, the housing market cooling, and gasoline prices higher, the consumer discretionary sector faced stiff headwinds and had a negative return of 1.70% during the fund's fiscal year. However, the fund benefited from an underweight in this sector compared to the Russell Midcap Growth Index.

In the last two months of the fund's fiscal year, concerns about inflation, the possibility of slowing growth and rising interest rates in the U.S. and


                                                   CITIZENS EMERGING GROWTH FUND
internationally, caused a shift in market sentiment. A number of the stocks that had performed most strongly for the fund in the first quarter of the fiscal year gave back some of those gains toward the end of the fiscal year, despite the fact that the underlying business fundamentals of these companies remained strong. In response to this shift in market sentiment, we added a few more core growth stocks, better-established companies growing at reliable rates and trading at reasonable valuations. One such example is Campbell Soup Company, which the fund added toward the end of the fiscal year.

Consumer electronics retailer Apple Computer, Inc. was the largest contributor to positive performance for the period. The stock price returned 55.58% during the period the fund held it, which accounted for 1.72% of the fund's annual return. The company benefited from robust sales of its iPod music player. We believe that Apple's current product cycle is maturing and have reduced our exposure to the stock in recent weeks.

All computers and peripherals manufactured by Apple are certified EnergyStar compliant. Apple dramatically reduced energy consumption by using more efficient microchips and processors, sometimes by as much as 87%. Apple Computer also conducts environmental audits of its supply chain to ensure prohibited toxic chemicals are not used during the manufacturing process, as well as to conduct other environmental evaluations. The company is working with its suppliers to develop viable alternatives to chemicals where there are currently no non-toxic solutions. Apple is using alternative materials, like aluminum and polycarbonate, to dramatically reduce the use of toxins.

MEMC Electronic Materials was another standout performer, returning nearly 137.79% during the period the fund held it. This accounted for 1.59% of the fund's annual gain. This company manufactures silicon wafers, a key component in semiconductors that are being used in more places than ever, such as digital cameras, cars, and cell phones. The company, a supplier of polysilicon to solar panel manufacturers, is also benefiting from growth in this market. In addition, eight of the company's nine manufacturing facilities are ISO 14001 certified, and the company has an environmental management system in place.

Intuitive Surgical, a manufacturer of surgical robots for prostate surgery, advanced 146.57% during the period the fund owned the stock. This


CITIZENS EMERGING GROWTH FUND
accounted for 1.45% of the fund's annual return. While richly valued, this stock's advance demonstrated that even expensive stocks can grow into their valuations when their growth prospects are positive.

Choice Hotels International, Inc., which operates mid-priced hotel chains such as Clarion, Comfort Inn, and Econo Lodge, gained 84.47% during the period the fund owned the stock. This accounted for 0.85% of the fund's annual return. The company has benefited from a strong diversity record and policies. It operates a Diversity Committee that seeks to assist female-and minority-owned suppliers and service providers.

Jabil Circuit, Inc. was the largest detractor from the fund's performance during the fiscal year. The stock had a negative return to the fund of 16.69% and detracted 0.48% from the fund's annual return. Jabil Circuit is a contract manufacturer that had been executing well until the company experienced an operational misstep in the most recent quarter ended June 30. This material change in the company's operating conditions caused us to exit our position in Jabil Circuit.

Toll Brothers, Inc., a builder of high-end homes, had a negative return of 49.64%, detracting 0.45% from the fund's annual return. Higher mortgage rates have had a negative impact on the demand for new homes and Toll Brothers' affluent clientele was not immune to these pressures. The fund no longer owns shares of Toll Brothers or any other homebuilder.

OUTLOOK
The next several months could be a challenging time for stocks. The Federal Reserve is at a delicate point in its process of raising interest rates. It is attempting to balance going too far in raising interest rates and negatively impacting economic growth against not going far enough and allowing inflation, which has so far been largely contained to raw materials, to become a more extensive problem. But regardless of the exact end point, we believe the current tightening cycle is almost finished; therefore, we are more optimistic about stock returns once the current period of uncertainty is past.

We believe annualized Gross Domestic Product growth will come down to a more sustainable rate of 2% to 3% toward the end of 2006. We believe stocks may be poised for solid returns in 2007 after uncertainty about interest rates is resolved.


                                                   CITIZENS EMERGING GROWTH FUND

CITIZENS SMALL CAP CORE GROWTH FUND

(PHOTOGRAPH OF J. MICHAEL GALLIPO,SOPHIA COLLIER, AND JONATHAN WHITE)

"FOR THE PAST SEVERAL YEARS, SMALL-CAP STOCKS HAVE
OUTPERFORMED LARGE-CAP STOCKS. IF THE ECONOMY
CONTINUES TO EXPAND AT A SOLID PACE AND SMALL-CAP
COMPANIES CONTINUE TO INNOVATE, WE EXPECT THAT THIS
TREND WILL CONTINUE."


CO - PORTFOLIO MANAGERS
J. Michael Gallipo, CFA
Sophia Collier
Jonathan White, CFA

INVESTMENT GOAL
Capital appreciation

INVESTMENT STRATEGY
Invests mainly in stocks of small-capitalization U.S. companies

INCEPTION DATE
Standard shares      12.28.99

RISKS
Growth risks; small- and medium-sized company risks (See pages 7-9 for important fund risk and benchmark disclosure)

PORTFOLIO REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?
For the one-year period ended June 30, 2006, the Citizens Small Cap Core Growth Fund gained 13.45%, slightly less than its benchmark, the Russell 2000 Growth Index, which advanced 14.58% for the same period.

An overweighting in industrial stocks helped drive portfolio returns for the one-year period. The fund maintained an average weighting of 19.47% in industrial stocks, versus the Russell 2000 Growth Index's weighting of 14.86%. This overweighting, along with positive stock selection within the sector, contributed a total return to the fund of 41.25%, accounting for 6.71% of the fund's gains for the period.

Strong stock selection among energy stocks also helped the fund, accounting for 6.02% of its annual return. Early in the fund's fiscal


CITIZENS SMALL CAP CORE GROWTH FUND

SMALL CAP CORE GROWTH

CITIZENS SMALL CAP CORE GROWTH FUND PERFORMANCE (as of 6.30.06)

                         Ticker         1         3        5        Since
Share class              symbol        year     years    years    inception
----------------------------------------------------------------------------
STANDARD SHARES          CSCSX        13.45%    14.64%   6.53%      4.22%

PERFORMANCE OVER TIME (as of 6.30.06)

This chart shows performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over the same period for the index shown.

                                  (LINE GRAPH)

                                     SMALL
                                   CAP CORE                      RUSSELL 2000
                                     GROWTH                         GROWTH
DATE                                  FUND                           INDEX
12/28/99                          $ 10,000.00                      $10,000.00
12/31/1999                        $ 10,000.00                     $ 10,522.00
1/31/2000                          $ 9,710.00                     $ 10,424.15
2/29/2000                         $ 10,500.00                      $12,849.84
3/31/2000                         $ 10,800.00                     $ 11,499.33
4/30/2000                         $ 10,440.00                     $ 10,337.89
5/31/2000                         $ 10,190.00                      $ 9,432.29
6/30/2000                         $ 11,230.00                     $ 10,650.95
7/31/2000                         $ 10,770.00                      $ 9,738.16
8/31/2000                         $ 11,620.00                     $ 10,762.61
9/30/2000                         $ 10,760.00                     $ 10,227.71
10/31/2000                        $ 10,480.00                      $ 9,397.22
11/30/2000                         $ 8,940.00                      $ 7,690.69
12/31/2000                         $ 9,386.60                      $ 8,161.36
1/31/2001                         $ 10,278.20                      $ 8,821.61
2/28/2001                          $ 9,066.00                      $ 7,612.17
3/31/2001                          $ 8,455.40                      $ 6,920.22
4/30/2001                          $ 9,086.60                      $ 7,767.26
5/31/2001                          $ 9,206.80                      $ 7,947.46
6/30/2001                          $ 9,537.40                      $ 8,164.42
7/31/2001                          $ 9,226.80                      $ 7,468.00
8/31/2001                          $ 9,046.50                      $ 7,001.99
9/30/2001                          $ 8,024.60                      $ 5,871.87
10/31/2001                         $ 8,635.80                      $ 6,436.75
11/30/2001                         $ 9,537.40                      $ 6,974.22
12/31/2001                        $ 10,208.60                      $ 7,408.71
1/31/2002                         $ 10,298.80                      $ 7,144.96
2/28/2002                          $ 9,938.10                      $ 6,682.68
3/31/2002                         $ 10,298.80                      $ 7,263.40
4/30/2002                         $ 10,238.70                      $ 7,106.52
5/31/2002                          $ 9,597.50                      $ 6,690.78
6/30/2002                          $ 9,196.80                      $ 6,123.41
7/31/2002                          $ 7,944.50                      $ 5,182.24
8/31/2002                          $ 7,884.40                      $ 5,179.65
9/30/2002                          $ 7,493.70                      $ 4,805.68
10/31/2002                         $ 7,734.10                      $ 5,048.84
11/30/2002                         $ 8,405.30                      $ 5,549.18
12/31/2002                         $ 7,613.90                      $ 5,166.29
1/31/2003                          $ 7,383.50                      $ 5,025.77
2/28/2003                          $ 7,343.40                      $ 4,891.58
3/31/2003                          $ 7,383.50                      $ 4,965.44
4/30/2003                          $ 7,884.40                      $ 5,435.17
5/31/2003                          $ 8,525.60                      $ 6,047.72
6/30/2003                          $ 8,685.80                      $ 6,164.44
7/31/2003                          $ 9,246.90                      $ 6,630.47
8/31/2003                          $ 9,978.20                      $ 6,986.53
9/30/2003                          $ 9,347.00                      $ 6,809.77
10/31/2003                        $ 10,358.90                      $ 7,398.13
11/30/2003                        $ 10,539.20                      $ 7,639.31
12/31/2003                        $ 10,599.30                      $ 7,673.69
1/31/2004                         $ 11,270.60                      $ 8,076.56
2/29/2004                         $ 11,230.50                      $ 8,064.44
3/31/2004                         $ 11,140.30                      $ 8,102.34
4/30/2004                         $ 10,409.00                      $ 7,695.61
5/31/2004                         $ 10,549.20                      $ 7,848.75
6/30/2004                         $ 10,859.80                      $ 8,110.11
7/31/2004                          $ 9,858.00                      $ 7,381.82
8/31/2004                          $ 9,687.70                      $ 7,223.11
9/30/2004                         $ 10,248.70                      $ 7,622.55
10/31/2004                        $ 10,519.20                      $ 7,807.78
11/30/2004                        $ 11,020.10                      $ 8,467.54
12/31/2004                        $ 11,313.60                      $ 8,771.52
1/31/2005                         $ 11,082.90                      $ 8,376.80
2/28/2005                         $ 11,303.10                      $ 8,491.57
3/31/2005                         $ 11,061.90                      $ 8,173.13
4/30/2005                         $ 10,621.60                      $ 7,653.32
5/31/2005                         $ 11,376.50                      $ 8,192.88
6/30/2005                         $ 11,533.80                      $ 8,457.51
7/31/2005                         $ 12,058.59                      $ 9,048.69
8/31/2005                         $ 11,796.92                      $ 8,921.10
9/30/2005                         $ 11,891.29                      $ 8,991.58
10/31/2005                        $ 11,576.17                      $ 8,658.89
11/30/2005                        $ 12,152.67                      $ 9,148.99
12/31/2005                        $ 12,236.52                      $ 9,135.26
1/31/2006                         $ 13,368.40                     $ 10,016.81
2/28/2006                         $ 13,106.38                      $ 9,963.73
3/31/2006                         $ 13,798.39                     $ 10,447.96
4/30/2006                         $ 13,850.83                     $ 10,417.66
5/31/2006                         $ 13,043.32                      $ 9,684.26
6/30/2006                         $ 13,085.06                      $ 9,690.62

Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures and the growth of a $10,000 hypothetical investment assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.
--------------------------------------------------------------------------------

year, the fund maintained an overweighting in energy stocks. However, the fund has since reduced its exposure to the energy sector to be more in line with the Russell 2000 Growth Index. In the financial sector, the fund avoided bank stocks in favor of asset managers and other types of specialty finance companies. This sector advanced 19.91%, accounting for 1.59% of the fund's annual return. While the fund maintained an underweighting in healthcare stocks (14.00% versus 20.25% for the Russell 2000 Growth Index), poor stock selection within this sector hurt the fund's performance. Healthcare stocks posted a negative return of 11.20% to the fund and reduced the fund's annual return for the year by 1.82%.


                                             CITIZENS SMALL CAP CORE GROWTH FUND

RPC, Inc., a provider of oilfield services and equipment primarily to oil and gas companies, was the largest contributor to positive performance during the period the fund held it. The stock gained 115.25% for the fund, which accounted for 2.09% of its annual return. The fund sold its RPC, Inc. shares after the end of the fiscal year.

Manitowoc Company was another solid performer, returning 116.97% during the period the fund held it. This accounted for 1.93% of the fund's annual return. The company, which manufactures industrial cranes and related products, is benefiting from a strong global economy and Gulf Coast reconstruction efforts. Quality Systems Inc., a developer of proprietary healthcare information systems that automate medical and dental group practices, also posted strong returns. Growing demand for the company's services propelled its stock to a 55.42% gain for the fund, accounting for 1.15% of the fund's annual return.

AMERIGROUP, which declined 22.79% during the period the fund held it, was the fund's worst performer. The stock detracted 1.00% from the fund's annual return. This multi-state managed healthcare company provides healthcare services through contracts with primary care physicians, specialists, hospitals, and ancillary providers. The company missed earnings estimates in two consecutive quarters, causing a significant drop in its share price. We have since sold all shares of the stock. Jos. A. Bank, a men's clothing retailer, lost 30.83% for the fund, detracting 0.68% from the fund's annual return. We bought the stock based on the belief that its strong sales growth would continue. However, expanding inventories and markdowns caused the company to miss quarterly earnings estimates. The fund exited its position in Jos. A. Bank.

OUTLOOK
For the past several years, small-cap stocks have outperformed large-cap stocks. If the economy continues to expand at a solid pace and small-cap companies continue to innovate, we expect that this trend will continue. However, if concerns about interest rates accelerate or runaway inflation causes a significant decline in the stock market, investors could start to favor more defensive large-cap stocks. This is what occurred during the fourth quarter of the fund's fiscal year (April-June 2006) when the Russell 2000 Growth Index declined 7.25%, versus a decline of only 1.44% for the S&P 500 Index.


CITIZENS SMALL CAP CORE GROWTH FUND    20

We expect the Fed will raise the federal funds rate and then pause to evaluate whether additional increases are necessary to fight inflation. Until the Fed stops raising rates, the stock market and small-cap stocks in particular could experience more volatility. However, we expect that uncertainty about the Fed's ultimate target for the federal funds rate will be resolved later this year. In 2007, we believe that a strong global economy will help stocks post solid returns. We will continue to be highly selective in our stock selection, seeking industry leaders that should perform well despite near-term uncertainty.


                                       21    CITIZENS SMALL CAP CORE GROWTH FUND

CITIZENS VALUE FUND

(PHOTO OF SOPHIA COLLIER)

"DOWNTURNS ARE GOLDEN PERIODS FOR VALUE-ORIENTED INVESTORS BECAUSE GREAT STOCKS GO ON SALE."

PORTFOLIO  MANAGER

Sophia Collier

INVESTMENT GOAL

Long-term capital appreciation

INVESTMENT STRATEGY

Invests mainly in stocks and other equities of U.S. large-capitalization companies

INCEPTION DATE

Standard shares           6.13.96
Institutional shares      3.31.06

RISKS

Value risks (See pages 7-9 for important fund risk and benchmark disclosure)

PORTFOLIO REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?

For the one-year period ended June 30, 2006, standard shares of Citizens Value Fund gained 9.83%. This outpaced the S&P 500 Index, which advanced 8.63%. Outperformance was the result of good stock selection in the industrials, materials, technology and energy sectors. Poor stock selection in consumer staples, notably Avon Products, detracted from performance.

The fund's strategy is to seek companies that are selling at a relative discount to peer companies within the same industry, with a particular focus on companies where management is actively seeking to improve fundamental performance. The fund also looks for stocks where another macro catalyst, such as an improving economic climate or product cycle, is present. The


CITIZENS VALUE FUND
                                       22

VALUE

CITIZENS VALUE FUND PERFORMANCE (as of 6.30.06)

                                                  AVERAGE ANNUAL RETURN

                                Ticker       1        5         10       Since
Share class                     symbol      year     years     years   inception
--------------------------------------------------------------------------------
STANDARD SHARES                 MYPVX       9.83%    -1.33%    8.40%     8.07%
INSTITUTIONAL SHARES            CVALX        NA       NA        NA      -0.70%*

* Aggregate return.

PERFORMANCE OVER TIME (as of 6.30.06)

This chart shows performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over the same period for the index shown.

(LINE GRAPH)

DATE              VALUE FUND        S&P 500 INDEX

6/13/96           $10,000.00         $ 10,000.00
6/30/1996         $ 9,740.00         $ 10,038.00
7/31/1996         $ 9,220.00          $ 9,594.32
8/30/1996         $ 9,500.00          $ 9,796.76
9/30/1996         $ 9,910.00         $ 10,348.32
10/31/1996        $ 9,890.00         $ 10,633.93
11/30/1996        $10,880.00         $ 11,437.86
12/31/1996        $10,810.00         $ 11,211.39
1/31/1997         $11,330.00         $ 11,912.10
2/28/97           $11,660.00         $ 12,005.01
3/31/1997         $11,240.00         $ 11,511.61
4/30/1997         $11,380.00         $ 12,198.85
5/31/1997         $12,230.00         $ 12,941.76
6/30/1997         $12,350.00         $ 13,521.55
7/31/1997         $13,470.00         $ 14,597.87
8/29/1997         $13,210.00         $ 13,780.39
09/30/97          $13,580.00         $ 14,535.55
10/31/1997        $12,830.00         $ 14,050.06
11/29/1997        $12,900.00         $ 14,700.58
12/31/1997        $13,165.70         $ 14,953.43
1/31/1998         $13,472.40         $ 15,119.42
2/28/1998         $14,358.50         $ 16,209.52
3/31/1998         $14,778.80         $ 17,039.45
4/30/1998         $15,074.10         $ 17,211.55
5/31/1998         $14,744.70         $ 16,915.51
6/30/1998         $14,506.10         $ 17,602.28
7/31/1998         $14,063.10         $ 17,415.70
8/31/1998         $11,564.00         $ 14,897.39
9/30/1998         $12,302.40         $ 15,852.31
10/31/1998        $13,449.70         $ 17,141.10
11/30/1998        $14,562.90         $ 18,179.85
12/31/1998        $14,957.00         $ 19,227.01
1/31/1999         $14,714.40         $ 20,030.70
2/28/1999         $14,083.60         $ 19,407.75
3/31/1999         $14,944.90         $ 20,184.06
4/30/1999         $16,509.70         $ 20,965.18
5/31/1999         $17,019.20         $ 20,470.40
6/30/1999         $17,892.60         $ 21,606.51
7/31/1999         $17,819.80         $ 20,932.39
8/31/1999         $17,237.50         $ 20,829.82
9/30/1999         $16,606.80         $ 20,259.08
10/31/1999        $16,897.90         $ 21,541.48
11/30/1999        $18,648.20         $ 21,978.77
12/31/1999        $19,195.50         $ 23,273.32
1/31/2000         $18,728.30         $ 22,105.00
2/29/2000         $18,020.80         $ 21,687.22
3/31/2000         $19,422.50         $ 23,808.23
4/30/2000         $18,808.40         $ 23,091.60
5/31/2000         $19,462.50         $ 22,618.22
6/30/2000         $19,208.90         $ 23,176.89
7/31/2000         $18,875.20         $ 22,815.33
8/31/2000         $20,784.00         $ 24,232.16
9/30/2000         $19,929.70         $ 22,952.71
10/31/2000        $20,036.50         $ 22,856.31
11/30/2000        $18,515.40         $ 21,055.23
12/31/2000        $19,160.70         $ 21,158.40
1/31/2001         $22,617.90         $ 21,909.52
2/28/2001         $20,820.20         $ 19,911.37
3/31/2001         $20,174.80         $ 18,648.99
4/30/2001         $22,341.40         $ 20,098.02
5/31/2001         $23,493.80         $ 20,232.68
6/30/2001         $23,324.70         $ 19,741.02
7/31/2001         $22,848.40         $ 19,547.56
8/31/2001         $21,404.10         $ 18,323.88
9/30/2001         $19,283.60         $ 16,843.31
10/31/2001        $19,529.50         $ 17,165.02
11/30/2001        $21,818.90         $ 18,481.58
12/31/2001        $21,730.10         $ 18,644.22
1/31/2002         $20,771.20         $ 18,372.01
2/28/2002         $18,887.60         $ 18,017.43
3/31/2002         $19,949.30         $ 18,694.89
4/30/2002         $17,997.10         $ 17,561.98
5/31/2002         $17,483.40         $ 17,432.02
6/30/2002         $14,966.20         $ 16,190.86
7/31/2002         $13,082.60         $ 14,929.59
8/31/2002         $13,271.00         $ 15,028.12
9/30/2002         $11,336.00         $ 13,394.57
10/31/2002        $12,860.00         $ 14,573.29
11/30/2002        $14,178.50         $ 15,431.66
12/31/2002        $12,928.50         $ 14,525.82
1/31/2003         $12,740.10         $ 14,145.24
2/28/2003         $12,397.60         $ 13,933.06
3/31/2003         $12,500.40         $ 14,068.21
4/30/2003         $13,527.80         $ 15,227.43
5/31/2003         $14,743.60         $ 16,029.92
6/30/2003         $14,795.00         $ 16,235.10
7/31/2003         $15,120.30         $ 16,520.84
8/31/2003         $15,599.80         $ 16,843.00
9/30/2003         $15,308.70         $ 16,664.46
10/31/2003        $16,319.00         $ 17,607.67
11/30/2003        $16,610.10         $ 17,762.62
12/31/2003        $17,260.80         $ 18,693.38
1/31/2004         $17,500.50         $ 19,037.34
2/29/2004         $17,825.90         $ 19,301.96
3/31/2004         $17,791.70         $ 19,010.50
4/30/2004         $17,363.60         $ 18,712.03
5/31/2004         $17,603.30         $ 18,968.39
6/30/2004         $17,997.10         $ 19,336.37
7/31/2004         $17,209.40         $ 18,696.34
8/31/2004         $17,089.60         $ 18,771.12
9/30/2004         $17,603.30         $ 18,973.85
10/31/2004        $17,808.80         $ 19,264.15
11/30/2004        $18,647.80         $ 20,044.35
12/31/2004        $19,230.10         $ 20,725.86
1/31/2005         $18,767.70         $ 20,220.15
2/28/2005         $19,521.20         $ 20,644.77
3/31/2005         $19,264.30         $ 20,279.36
4/30/2005         $18,716.30         $ 19,894.05
5/31/2005         $19,555.40         $ 20,526.68
6/30/2005         $19,863.60         $ 20,555.42
7/31/2005         $20,960.07         $ 21,320.08
8/31/2005         $20,788.20         $ 21,126.07
9/30/2005         $20,942.03         $ 21,297.19
10/31/2005        $20,085.50         $ 20,941.53
11/30/2005        $20,788.49         $ 21,733.12
12/31/2005        $20,755.23         $ 21,739.64
1/31/2006         $21,612.42         $ 22,315.74
2/28/2006         $21,647.00         $ 22,375.99
3/31/2006         $21,937.07         $ 22,653.45
4/30/2006         $22,467.95         $ 22,957.01
5/31/2006         $21,697.30         $ 22,295.84
6/30/2006         $21,816.19         $ 22,332.35

Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers are currently in effect and have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures and the growth of a $10,000 hypothetical investment assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

--------------------------------------------------------------------------------

confluence of an inexpensive stock, motivated management, and a favorable macro environment creates strong potential investment prospects, in our experience. We think of macro catalysts as "themes" and we will often identify multiple companies across several sectors that can potentially benefit from themes we have identified.

Our top contributors for the fiscal year show where this strategy has worked well. MEMC Electronic Materials gained 137.79% during the period that the fund owned it. This accounted for 1.29% of the fund's annual


                                                             CITIZENS VALUE FUND
                                       23
return. MEMC manufactures silicon wafers, a key component in semiconductors that are being used in more places than ever, such as digital cameras, cars, and cell phones.

NuCor Corporation, an operator of energy-efficient mini-mill steel plants, benefited from corporate restructuring efforts, strong global growth, and energy efficiency. The stock gained 137.83% during the period the fund held it, accounting for 1.27% of the fund's annual gain.

Two transportation-related companies were also top contributors to the fund. Norfolk Southern Corporation stock sold at approximately 1.5 times book value at the start of the fund's fiscal year and was the most inexpensive of the large rail operators. The company has benefited from surging demand for coal transport and its ability to conduct intermodal transport in an energy-efficient manner. By the end of the fund's fiscal year, Norfolk Southern's stock was trading at
2.2 times book value, and its price had increased 71.90%. This accounted for 1.13% of the fund's annual return.

FedEx Corporation, the global air and ground carrier, continued to successfully execute on its simple, technology-driven efficiency plans. At the fund's fiscal year end, it was still trading at a discount relative to its archrival UPS. Given FedEx stock's lower valuation and execution as compared with UPS, it was not surprising that its stock appreciated more than UPS, whose stock price already reflected its strong performance. FedEx stock appreciated 44.25% during the period the fund owned it, which was more than twice the return of UPS, which the fund did not own.

In some cases, inexpensive stocks of companies that are undergoing a turnaround do not rebound as expected. Avon Products, which detracted from the fund's performance during the fiscal year, is an example. The stock had a negative return of 18.10% to the fund, which detracted 0.38% from the fund's annual return.

The development of consumer products markets in the emerging world is an important theme, and we liked Avon Products for its global franchise and international expansion opportunities. However, we failed to appreciate the weakness of the United States market for Avon and the fiscal drag it provided. In retrospect, we bought the stock too soon and too expensively. In our experience, a stock's price is a proxy for the expectations imbedded in the stock. When stock prices fall it is because of


CITIZENS VALUE FUND
net selling pressure as investors give up on the company and its prospects. Our strategy works best when expectations are low and selling pressure has ceased. When we bought Avon stock it was selling at multi-year lows in terms of valuation, but clearly investors had high hopes for a quick turnaround based on the record of Avon's management.

Avon disappointed the Street with a major reduction in its forecast of near-term and mid-term earnings. Investor confidence fell sharply and so did the stock. We sold our position and now monitor Avon from the safety of the sidelines.

OUTLOOK

Looking ahead, the big questions are whether the economic cycle reached its near-term peak, whether inflation has re-emerged, and what the future is for interest rates. Since the economy is cyclical, eventually we will have a downturn. Downturns are golden periods for value-oriented investors because great stocks go on sale. However, if we are too pessimistic in our view and prematurely place the portfolio in a defensive position while we await a strong buying opportunity, we may lose the opportunity to gain appreciation from continued economic growth. We believe that there are more growth opportunities. While we have started to raise a little bit of cash and take profits in some companies, we still see opportunities to invest in inexpensive turnaround situations that are benefiting from expansion-related themes. This could change, and if so, the portfolio will also change.

We remain very enthusiastic about the investment opportunities in the world in which we are living. Global growth and innovation are just beginning. We want to be part of it, but we will do so with care and our focused relative value strategy.


                                                             CITIZENS VALUE FUND
                                       25

CITIZENS GLOBAL EQUITY FUND

(PHOTO OF JONATHAN WHITE, CFA)

"UNCERTAINTY IN MARKETS WORLDWIDE HAS HEIGHTENED OUR ATTENTION TO CONTROLLING RISK THROUGH POSITION SIZE AND EXPOSURE TO BUSINESS SECTORS AND COUNTRIES."

PORTFOLIO MANAGER

Jonathan White, CFA

INVESTMENT GOAL

Capital appreciation

INVESTMENT STRATEGY

Invests in promising companies throughout the world

INCEPTION DATES

Standard shares            2.08.94
Institutional shares      11.01.99
Administrative shares      2.04.00

RISKS

Growth and foreign investing (See pages 7-9 for important fund risk and benchmark disclosure)

PORTFOLIO REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?

For the one-year period ended June 30, 2006, standard shares of the Citizens Global Equity Fund gained 15.57%. This trailed the one-year return for the MSCI World Index, which advanced 16.93%.

Effective May 1, 2006, Jon White of Citizens Advisers took over responsibility for the fund's portfolio management from McLean Budden Limited, which had served as the fund's subadviser. Mr. White, a Chartered Financial Analyst, also serves as Citizens' Growth Group Leader. He has more than 30 years of experience in investment management. Before joining Citizens in 2004, he was senior vice president and chief investment strategist at Banknorth Wealth Management, where he oversaw the investment process used to manage more than $4 billion of client assets.


CITIZENS GLOBAL EQUITY FUND

GLOBAL EQUITY

CITIZENS GLOBAL EQUITY FUND PERFORMANCE (as of 6.30.06)

                                                         AVERAGE ANNUAL RETURN

                                Ticker        1         5        10      Since
Share class                     symbol      year      years    years   inception
--------------------------------------------------------------------------------
STANDARD SHARES                 WAGEX       15.57%    0.02%    6.32%     6.70%
INSTITUTIONAL SHARES            CGEIX       16.23%    0.63%     NA      -1.38%
ADMINISTRATIVE SHARES           CEADX       15.83%    0.30%     NA      -7.53%

PERFORMANCE OVER TIME (as of 6.30.06)

This chart shows performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over the same period for the index shown.

(LINE GRAPH)

                                     GLOBAL
DATE                                 EQUITY                            MSCI WORLD
                                      FUND                               INDEX

2/8/94                             $ 10,000.00                        $ 10,000.00
2/28/1994                          $ 10,000.00                        $ 10,089.00
3/31/1994                          $ 10,000.00                         $ 9,652.15
4/30/1994                          $ 10,000.00                         $ 9,948.47
5/31/1994                           $ 9,880.00                         $ 9,971.35
6/30/1994                           $ 9,800.00                         $ 9,941.43
7/31/1994                           $ 9,990.00                        $ 10,128.33
8/31/1994                          $ 10,070.00                        $ 10,431.17
9/30/1994                          $ 10,000.00                        $ 10,154.74
10/31/1994                         $ 10,170.00                        $ 10,441.11
11/30/1994                          $ 9,680.00                         $ 9,985.88
12/31/1994                          $ 9,731.40                        $ 10,079.74
1/31/1995                           $ 9,399.30                         $ 9,925.52
2/28/1995                           $ 9,640.80                        $ 10,067.46
3/31/1995                           $ 9,872.30                        $ 10,550.70
4/30/1995                          $ 10,154.10                        $ 10,915.75
5/31/1995                          $ 10,617.00                        $ 11,006.35
6/30/1995                          $ 10,757.90                        $ 11,000.85
7/31/1995                          $ 11,180.50                        $ 11,548.69
8/31/1995                          $ 10,778.00                        $ 11,288.84
9/30/1995                          $ 11,090.00                        $ 11,615.09
10/31/1995                         $ 10,939.00                        $ 11,429.25
11/30/1995                         $ 10,918.90                        $ 11,823.56
12/31/1995                         $ 11,068.60                        $ 12,166.44
1/31/1996                          $ 11,435.20                        $ 12,384.22
2/26/1996                          $ 11,384.30                        $ 12,457.29
3/31/1996                          $ 11,465.80                        $ 12,661.59
4/30/1996                          $ 11,964.70                        $ 12,956.60
5/31/1996                          $ 11,964.70                        $ 12,965.67
6/30/1996                          $ 12,107.30                        $ 13,029.21
7/31/1996                          $ 11,730.50                        $ 12,566.67
8/30/1996                          $ 11,924.00                        $ 12,708.67
9/30/1996                          $ 12,280.40                        $ 13,203.04
10/31/1996                         $ 12,249.80                        $ 13,292.82
11/30/1996                         $ 12,677.50                        $ 14,034.56
12/31/1996                         $ 12,524.80                        $ 13,807.20
1/31/1997                          $ 13,003.40                        $ 13,971.51
2/28/97                            $ 13,003.40                        $ 14,129.38
3/31/1997                          $ 12,881.20                        $ 13,846.80
4/30/1997                          $ 13,217.20                        $ 14,296.82
5/31/1997                          $ 14,164.20                        $ 15,176.07
6/30/1997                          $ 14,734.40                        $ 15,930.32
7/31/1997                          $ 15,569.40                        $ 16,661.52
8/29/1997                          $ 14,561.30                        $ 15,543.53
09/30/97                           $ 15,498.10                        $ 16,385.99
10/31/1997                         $ 14,428.90                        $ 15,520.81
11/29/1997                         $ 14,663.10                        $ 15,792.43
12/31/1997                         $ 15,018.30                        $ 15,981.94
1/31/1998                          $ 15,346.40                        $ 16,424.64
2/28/1998                          $ 16,436.60                        $ 17,533.30
3/31/1998                          $ 16,955.20                        $ 18,271.45
4/30/1998                          $ 17,293.80                        $ 18,446.86
5/31/1998                          $ 17,209.20                        $ 18,212.58
6/30/1998                          $ 17,939.40                        $ 18,642.40
7/31/1998                          $ 19,273.00                        $ 18,608.84
8/31/1998                          $ 16,394.20                        $ 16,124.56
9/30/1998                          $ 16,087.30                        $ 16,406.74
10/31/1998                         $ 17,071.60                        $ 17,886.63
11/30/1998                         $ 18,140.50                        $ 18,947.31
12/31/1998                         $ 19,862.50                        $ 19,870.04
1/31/1999                          $ 21,121.60                        $ 20,303.21
2/28/1999                          $ 20,611.40                        $ 19,761.11
3/31/1999                          $ 21,360.30                        $ 20,581.20
4/30/1999                          $ 21,316.90                        $ 21,390.04
5/31/1999                          $ 20,340.10                         $20,605.03
6/30/1999                          $ 21,946.50                        $ 21,563.16
7/31/1999                          $ 22,445.70                        $ 21,496.31
8/31/1999                          $ 22,934.20                        $ 21,455.47
9/30/1999                          $ 23,672.20                        $ 21,245.21
10/31/1999                         $ 25,430.50                        $ 22,345.71
11/30/1999                         $ 29,240.20                        $ 22,971.39
12/31/1999                         $ 34,578.50                         $24,827.48
1/31/2000                          $ 34,129.90                         $23,402.38
2/29/2000                          $ 40,208.90                         $23,463.23
3/31/2000                          $ 38,706.00                        $ 25,082.19
4/30/2000                          $ 35,195.40                        $ 24,018.70
5/31/2000                          $ 32,380.20                         $23,408.63
6/30/2000                          $ 33,647.60                        $ 24,192.82
7/31/2000                          $ 33,367.20                        $ 23,508.16
8/31/2000                          $ 35,049.60                         $24,269.83
9/30/2000                          $ 32,447.50                         $22,976.24
10/31/2000                         $ 30,910.90                        $ 22,587.95
11/30/2000                         $ 27,692.00                        $ 21,214.60
12/31/2000                         $ 27,881.40                        $ 21,554.03
1/31/2001                          $ 28,247.00                        $ 21,970.02
2/28/2001                          $ 24,432.80                        $ 20,111.36
3/31/2001                          $ 22,044.30                        $ 18,786.02
4/30/2001                          $ 23,835.70                        $ 20,170.55
5/31/2001                          $ 23,311.70                        $ 19,908.33
6/30/2001                          $ 22,312.40                        $ 19,281.22
7/31/2001                          $ 21,276.60                        $ 19,022.85
8/31/2001                          $ 20,167.70                        $ 18,107.85
9/30/2001                          $ 18,193.60                        $ 16,510.74
10/31/2001                         $ 18,522.60                        $ 16,826.10
11/30/2001                         $ 19,558.40                        $ 17,818.84
12/31/2001                         $ 19,789.90                        $ 17,929.31
1/31/2002                          $ 18,961.30                        $ 17,384.26
2/28/2002                          $ 18,522.60                        $ 17,231.28
3/31/2002                          $ 19,302.50                        $ 17,989.46
4/30/2002                          $ 18,632.30                        $ 17,377.82
5/31/2002                          $ 18,510.40                        $ 17,407.36
6/30/2002                          $ 17,328.40                        $ 16,348.99
7/31/2002                          $ 15,902.60                        $ 14,969.14
8/31/2002                          $ 15,878.30                        $ 14,994.58
9/30/2002                          $ 14,306.30                        $ 13,343.68
10/31/2002                         $ 15,756.40                        $ 14,327.11
11/30/2002                         $ 16,426.60                        $ 15,097.91
12/31/2002                         $ 15,549.20                        $ 14,364.15
1/31/2003                          $ 14,903.40                        $ 13,926.04
2/28/2003                          $ 14,745.00                        $ 13,682.34
3/31/2003                          $ 14,416.00                        $ 13,637.18
4/30/2003                          $ 15,537.10                        $ 14,845.44
5/31/2003                          $ 16,268.20                        $ 15,690.15
6/30/2003                          $ 16,317.00                        $ 15,960.02
7/31/2003                          $ 16,658.20                        $ 16,282.41
8/31/2003                          $ 17,011.60                        $ 16,632.48
9/30/2003                          $ 16,706.90                        $ 16,732.27
10/31/2003                         $ 17,511.20                        $ 17,722.83
11/30/2003                         $ 17,986.40                        $ 17,990.44
12/31/2003                         $ 18,900.40                        $ 19,118.44
1/31/2004                          $ 19,119.70                        $ 19,424.34
2/29/2004                          $ 19,205.00                        $ 19,748.72
3/31/2004                          $ 18,729.80                        $ 19,618.38
4/30/2004                          $ 18,218.00                        $ 19,347.65
5/31/2004                          $ 18,315.40                        $ 19,390.21
6/30/2004                          $ 18,498.20                        $ 19,787.71
7/31/2004                          $ 17,706.20                        $ 19,142.63
8/31/2004                          $ 17,462.40                        $ 19,226.86
9/30/2004                          $ 17,657.40                        $ 19,590.25
10/31/2004                         $ 18,096.10                        $ 20,070.21
11/30/2004                         $ 18,876.00                        $ 21,123.89
12/31/2004                         $ 19,546.20                        $ 21,930.83
1/31/2005                          $ 19,034.40                        $ 21,437.38
2/28/2005                          $ 19,716.80                        $ 22,116.95
3/31/2005                          $ 19,375.60                        $ 21,690.09
4/30/2005                          $ 18,936.90                        $ 21,215.08
5/31/2005                          $ 19,217.20                        $ 21,592.71
6/30/2005                          $ 19,326.90                        $ 21,780.56
7/31/2005                          $ 19,898.98                        $ 22,540.70
8/31/2005                          $ 20,191.49                        $ 22,709.76
9/30/2005                          $ 20,496.38                        $ 23,300.21
10/31/2005                         $ 20,033.16                         $22,734.02
11/30/2005                         $ 20,630.15                        $ 23,491.06
12/31/2005                         $ 21,057.20                        $ 24,012.56
1/31/2006                          $ 21,996.35                        $ 25,085.92
2/28/2006                          $ 21,716.99                         $25,048.30
3/31/2006                          $ 22,422.80                        $ 25,599.36
4/30/2006                          $ 23,238.99                        $ 26,377.58
5/31/2006                          $ 22,262.95                        $ 25,475.46
6/30/2006                          $ 22,336.42                        $ 25,464.01

Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures and the growth of a $10,000 hypothetical investment assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

--------------------------------------------------------------------------------

During the first 10 months of the fund's fiscal year, the fund's domestic holdings included several large-cap U.S. stocks, such as Fannie Mae and Boston Scientific, that the fund's subadviser believed were poised for a turnaround. When these companies did not rebound as expected, their stocks detracted from the fund's performance. Within the fund's international holdings, the fund favored large-cap stocks in developed markets, which underperformed those of international stocks in emerging markets such as Brazil, whose representative index of stocks in that country was up 46%, and Russia, whose stock index was up 112%.


                                                     CITIZENS GLOBAL EQUITY FUND

In the second half of the fund's fiscal year, concerns about inflation and rising interest rates in the U.S. and overseas caused a shift in market sentiment. Many investors who had previously focused solely on the potential returns of stocks began to reconsider the potential risks as well. As a result, equity markets became more volatile and more stable companies outperformed higher-risk stocks with extended valuations, particularly those based in emerging markets. This change played to the fund's strengths.

During the fund's fiscal year, allocations to the financial and industrial sectors made significant contributions to the fund's returns. Financial sector stocks gained 29.39% for the fund during the period, accounting for 5.99% of the fund's annual return. Industrial stocks advanced 41.26%, contributing 4.09% to the fund's returns. Stock selection within the healthcare and information technology sectors detracted from the fund's performance. In recent months, the fund trimmed its holdings in large-cap stocks with weaker fundamentals and added more high-quality names. The fund also added stocks with lower market capitalizations. The fund maintained a relatively even balance between domestic and international stocks, and reduced its exposure to emerging markets.

Deutsche Boerse Group was a standout performer for the fund. The German stock market operator continued to exceed growth expectations, and ongoing consolidation within the financial exchange industry helped fuel speculation about a possible merger.

Valero Energy Corp. was another solid performer. This oil refiner and gasoline retailer benefited from strong results in its refining operations.

Fluor Corporation, a large construction and engineering company, also posted strong gains. The company's 2006 first-quarter earnings jumped 88%.

Boston Scientific was a significant detractor from the fund's returns. The company has experienced performance problems with its heart stents. The fund sold its position in Boston Scientific before the end of the fiscal year. Intel, the world's largest semiconductor company, also contributed negative returns. Market share losses to rival AMD, slower demand for personal computers, and planned inventory liquidations all weighed heavily on Intel's share price. Weak performance also spurred the fund to sell all holdings in pharmaceutical companies Pfizer and Eli Lilly.


CITIZENS GLOBAL EQUITY FUND            28

OUTLOOK

The second half of 2006 could be a challenging time for stocks. Concerns about how far the Federal Reserve will raise interest rates to combat inflation could dampen returns. While some investors are fearful that the Fed may go too far and send the economy into a recession, many have overlooked what could happen if the Fed fails to contain inflation. We believe that higher inflation poses a bigger long-term risk to the economy than does higher interest rates. Therefore, we believe the Fed could raise the target for the federal funds rate higher by year end.

We believe that annualized GDP growth will slow to a more sustainable rate of 2% to 3% in the latter part of 2006 and into 2007. We expect that companies that have historically performed well during the latter stages of an economic growth cycle will continue to grow. We also expect that once the uncertainty about interest rates is resolved, domestic stocks should be poised for solid returns in 2007.

In overseas markets, we do not expect that volatility within emerging markets will lead to a repeat of the systemic problems experienced in the late 1990s. Foreign central banks are taking a more measured approach toward their currencies and are no longer trying to maintain a fixed exchange rate. We do not expect emerging markets to outperform the way they have over the past couple of years.

Recent developments in the Middle East raise many uncertainties that have the potential to cause rapid changes in markets worldwide. This heightens our attention to controlling risk through position size and exposure to business sectors and countries.


                                       29            CITIZENS GLOBAL EQUITY FUND

CITIZENS BALANCED FUND

(PHOTO OF ROBERT MAGAN, CFA)

"WE ARE SEEKING TO AUGMENT FIXED-INCOME RETURNS BY FOCUSING ON SHORT-TERM BONDS WITH HIGHER INCOME LEVELS."

PORTFOLIO MANAGER

Robert Magan, CFA

INVESTMENT GOAL

Current income and capital appreciation

INVESTMENT STRATEGY

Invests in a blend of stocks, bonds and money market securities

INCEPTION DATE

Standard shares              12.20.02

RISKS

Growth and fixed income investing (See pages 7-9 for important fund risk and benchmark disclosure)

PORTFOLIO REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?

For the one-year period ended June 30, 2006, the Citizens Balanced Fund gained 4.17%. This trailed the fund's benchmark, the Blended Index, which advanced 4.83%. The Blended Index combines 60% of the S&P 500 Index and 40% of the Lehman Brothers U.S. Aggregate Index. For the one-year period, the S&P 500 gained 8.63% and the Lehman Brothers U.S. Aggregate Index fell 0.81%.

The Federal Open Market Committee (FOMC) increased its target for the federal funds rate (a key rate that influences mortgage rates and credit card rates) eight times during the fund's fiscal year, raising the target rate from 3.25% to 5.25%. Bond prices fell in response, and yields on the 10-year U.S. Treasury note, a bellwether for long-term interest rates, rose. Bond yields move in the opposite direction of bond prices, so when prices rise, yields decline.


CITIZENS BALANCED FUND

BALANCED

CITIZENS BALANCED FUND PERFORMANCE (as of 6.30.06)

                                                          AVERAGE ANNUAL RETURN

                                Ticker        1         3        5       Since
Share class                     symbol      year      years    years   inception
--------------------------------------------------------------------------------
STANDARD SHARES                 CFBLX       4.17%     7.70%      NA      7.97%

PERFORMANCE OVER TIME (as of 6.30.06)

This chart shows performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over the same period for the index shown.

(LINE GRAPH)

DATE                                 BALANCED                            BLENDED
                                       FUND                              INDEX

12/20/02                            $ 10,000.00                        $ 10,000.00
12/31/2002                           $ 9,960.00                         $ 9,921.00
1/31/2003                            $ 9,720.00                         $ 9,768.22
2/28/2003                            $ 9,700.00                         $ 9,734.03
3/31/2003                            $ 9,735.30                         $ 9,787.56
4/30/2003                           $ 10,095.50                        $ 10,303.37
5/31/2003                           $ 10,465.70                        $ 10,706.23
6/30/2003                           $ 10,487.30                        $ 10,780.10
7/31/2003                           $ 10,617.50                        $ 10,748.84
8/31/2003                           $ 10,807.90                        $ 10,903.63
9/30/2003                           $ 10,767.30                        $ 10,949.42
10/31/2003                          $ 11,198.40                        $ 11,280.09
11/30/2003                          $ 11,368.80                        $ 11,350.03
12/31/2003                          $ 11,592.30                        $ 11,752.96
1/31/2004                           $ 11,684.50                        $ 11,919.85
2/29/2004                           $ 11,766.50                        $ 12,071.23
3/31/2004                           $ 11,706.10                        $ 11,997.60
4/30/2004                           $ 11,500.90                        $ 11,760.04
5/31/2004                           $ 11,624.00                        $ 11,837.66
6/30/2004                           $ 11,672.90                        $ 12,002.20
7/31/2004                           $ 11,323.30                        $ 11,811.37
8/31/2004                           $ 11,302.70                        $ 11,930.66
9/30/2004                           $ 11,578.70                        $ 12,021.34
10/31/2004                          $ 11,743.60                        $ 12,171.60
11/30/2004                          $ 12,073.60                        $ 12,428.42
12/31/2004                          $ 12,287.40                        $ 12,727.95
1/31/2005                           $ 12,139.70                        $ 12,573.94
2/28/2005                           $ 12,308.50                        $ 12,703.45
3/31/2005                           $ 12,221.70                        $ 12,542.12
4/30/2005                           $ 12,031.40                        $ 12,466.86
5/31/2005                           $ 12,412.00                        $ 12,758.59
6/30/2005                           $ 12,578.40                        $ 12,796.87
7/31/2005                           $ 12,938.14                        $ 13,036.17
8/31/2005                           $ 12,970.49                        $ 13,032.26
9/30/2005                           $ 13,113.16                        $ 13,041.38
10/31/2005                          $ 12,869.26                        $ 12,869.23
11/30/2005                          $ 13,261.77                        $ 13,184.53
12/31/2005                          $ 13,375.82                        $ 13,237.27
1/31/2006                           $ 13,620.60                        $ 13,447.74
2/28/2006                           $ 13,525.26                        $ 13,488.08
3/31/2006                           $ 13,628.05                        $ 13,535.29
4/30/2006                           $ 13,606.24                        $ 13,634.10
5/31/2006                           $ 13,019.81                        $ 13,392.77
6/30/2006                           $ 13,102.92                        $ 13,414.95

Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers are currently in effect and have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures and the growth of a $10,000 hypothetical investment assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

--------------------------------------------------------------------------------

At fiscal year end, the fund maintained a slight underweight in stocks of 58.50% relative to the Citizens Blended Index's neutral weighting of 60%. The remaining assets were allocated to bonds (35.50%) and short-term cash investments (6.00%). In recent months, the fund has reduced its exposure to stocks and raised its allocation to cash investments. This reflected the portfolio manager's cautious outlook for stocks in the near term.

In the early part of the fiscal year the fixed-income portion of the portfolio was extremely underweight mortgage backed securities, the largest sector of the Lehman Brothers U.S. Aggregate Index; it was also the best-performing sector during that period. At the same time the fund was more heavily weighted in U.S. corporate bonds, the worst-performing sector of the index


                                                          CITIZENS BALANCED FUND
during that time. Changes over the course of the remaining period were designed to more closely align the fixed-income holdings of the fund and the Lehman index.

Over the course of the fiscal year, the fund's fixed-income assets were realigned to bring the fund more in line with the asset weightings in the Lehman Brothers U.S. Aggregate Index. In particular the fund increased its allocation to mortgage-backed securities, which return principal each month that can be reinvested at higher interest rates, while reducing its exposure to corporate bonds, the riskier asset class in the portfolio. The fund also reduced the average maturity of its bond portfolio by favoring bonds with shorter maturities. These changes helped the fund perform in line with the index over the last four months of the period while also helping to reduce the volatility in returns that the fixed-income portion of the fund has seen over the whole period.

The fund's equity holdings moved to a more defensive posture by the end of the fiscal year by reducing exposure to industrial and information technology stocks. The fund also reduced its allocation to the financial sector, which historically has not performed well when interest rates are rising.

The fund's holdings in energy stocks contributed the most to the fund's returns over the period. This sector contributed a total return to the fund of 30.93%, accounting for 2.13% of its annual gains. The industrial sector gained 19.07% for the fund, accounting for 1.77% of the fund's returns.

Valero Energy, an oil refiner and gasoline retailer, was the largest contributor to positive performance for the year. The stock returned 68.17% during the period the fund held it, which accounted for 1.09% of its annual return. The company benefited from strong results in its refining operations. Valero also received Star Site certification from the Occupational Safety and Health Administration (OSHA) for 10 of its sites' safety programs in 2005. Only 21 out of 149 refineries in the U.S. received this rating.

Burlington Resources, a natural gas producer that ConocoPhillips acquired in December, 2005, was another standout performer for the year. The stock gained 64.65% for the fund, which accounted for 0.96% of its annual return.


CITIZENS BALANCED FUND

Consumer electronics retailer Apple Computer, Inc. returned 55.58% to the fund, which accounted for 0.90% of its annual return. The company benefited from robust sales of its iPod music player. All computers and peripherals manufactured by Apple are certified EnergyStar compliant. Apple dramatically reduced energy consumption by using more efficient microchips and processors, sometimes by as much as 87%. The fund booked profits by selling its shares of Apple and does not currently own the stock.

St. Jude Medical was one of the fund's weakest performers. The stock had a negative return to the fund of 25.66%, reducing the fund's return for the period by 0.24%. The company, which develops, manufactures and distributes cardiovascular medical devices, lost market share against competitors and experienced unexpectedly slow sales of an implantable cardiac defibrillator. The fund has since exited its position in St. Jude Medical.

Accenture Ltd., which offers management consulting, technology and outsourcing services worldwide, experienced difficulties deploying systems for the National Health Institutes of England. The stock fell on the news and had a negative return for the fund, reducing the fund's returns for the period by 0.24%.

OUTLOOK

During the second half of 2006 we could see downward pressure on the markets due to slower earnings growth and fears that the FOMC will continue to increase rates beyond current levels in an effort to contain inflation. We believe that the greater long-term risk to economic growth is inflation and not higher interest rates. Therefore, we expect the Fed is likely to raise rates higher by year end.

Yields for fixed-income investments will likely move in tandem with future changes in the federal funds rate. We believe that opportunities for capital appreciation in the bond market are currently limited. Therefore, we are seeking to augment fixed-income returns by focusing on short-term bonds with higher income levels.

Annualized GDP growth will likely slow to a more sustainable rate of 2% to 3% in the latter part of 2006. After uncertainty about interest rates is resolved, stocks may be poised for solid returns in 2007.


                                                          CITIZENS BALANCED FUND

CITIZENS INCOME FUND

(PHOTO OF BUILDING)

PORTFOLIO MANAGER

The fund is managed by a team of portfolio managers at Dwight Asset Management Company

INVESTMENT GOAL

Current income and monthly dividend payment

INVESTMENT STRATEGY

Invests in bonds that are diversified acrosssectors, including U.S. treasury, mortgages, corporate, and asset-backed securities

INCEPTION DATE

Standard shares           6.10.92

RISKS

Fixed-income investing; high- yield security risks (See pages 7-9 for importantfund risk and benchmark disclosure)

PORTFOLIO REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?

Dwight Asset Management Company, as subadviser, assumed portfolio management responsibility for the Citizens Income Fund on August 29, 2005. At that time the fund had performed relatively in line with its benchmark for approximately the first two months of the fiscal year. For the entire fiscal year period, the fund had a negative return of 1.66% while the benchmark returned -0.81% during the same period.

The Federal Open Market Committee (FOMC) raised its target for the federal funds rate eight times during the 12-month period between July 1, 2005 and June 30, 2006, from 3.25% to 5.25%. This caused short-term interest rates to rise dramatically. By the end of the period, there was a slight inversion in the yield curve. This means that short-term bonds were yielding more than longer-term bonds. Normally, investors demand higher interest rates in exchange for the risk of investing in long-term bonds. Fixed-income markets, represented by the Lehman Brothers U.S. Aggregate Index, fell 0.81% for the one-year period ended June 30, 2006, primarily due to rising interest rates.

Other U.S. and world events also affected investor sentiment and their appetite for U.S. assets. Among


CITIZENS INCOME FUND

INCOME

CITIZENS INCOME FUND PERFORMANCE (as of 6.30.06)

                                              AVERAGE ANNUAL RETURN
                              Ticker        1       5         10      Since
Share class                   symbol        year    years     years   inception
--------------------------------------------------------------------------------
STANDARD SHARES               WAIMX         -1.66%  2.58%     4.44%   5.04%

PERFORMANCE OVER TIME (as of 6.30.06)

This chart shows performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over the same period for the index shown.

                                                                         LEHMAN BROTHERS
                                      INCOME                              U.S. AGGREGATE
DATE                                   FUND                                  INDEX
6/10/92                             $ 10,000.00                           $ 10,000.00
6/30/1992                           $ 10,080.00                           $ 10,117.00
7/31/1992                           $ 10,290.10                           $ 10,323.39
8/31/1992                           $ 10,373.30                           $ 10,427.65
9/30/1992                           $ 10,517.20                           $ 10,551.74
10/31/1992                          $ 10,320.30                           $ 10,411.40
11/30/1992                          $ 10,266.60                           $ 10,413.49
12/31/1992                          $ 10,419.20                           $ 10,579.06
1/31/1993                           $ 10,619.30                           $ 10,782.18
2/28/1993                           $ 10,828.40                           $ 10,970.87
3/31/1993                           $ 10,854.10                           $ 11,016.94
4/30/1993                           $ 10,919.30                           $ 11,094.06
5/31/1993                           $ 10,882.90                           $ 11,108.49
6/30/1993                           $ 11,095.60                           $ 11,309.55
7/31/1993                           $ 11,142.80                           $ 11,374.01
8/31/1993                           $ 11,335.20                           $ 11,573.06
9/30/1993                           $ 11,380.50                           $ 11,604.31
10/31/1993                          $ 11,449.30                           $ 11,647.24
11/30/1993                          $ 11,357.80                           $ 11,548.24
12/31/1993                          $ 11,456.80                           $ 11,610.60
1/31/1994                           $ 11,585.90                           $ 11,767.34
2/28/1994                           $ 11,393.70                           $ 11,562.59
3/31/1994                           $ 11,200.70                           $ 11,277.00
4/30/1994                           $ 11,086.30                           $ 11,186.78
5/31/1994                           $ 11,096.10                           $ 11,185.66
6/30/1994                           $ 11,096.10                           $ 11,161.05
7/31/1994                           $ 11,226.60                           $ 11,383.16
8/31/1994                           $ 11,263.20                           $ 11,396.82
9/30/1994                           $ 11,176.10                           $ 11,229.28
10/31/1994                          $ 11,136.90                           $ 11,219.18
11/30/1994                          $ 11,053.40                           $ 11,194.50
12/31/1994                          $ 11,104.20                           $ 11,271.74
1/31/1995                           $ 11,257.40                           $ 11,494.92
2/28/1995                           $ 11,567.90                           $ 11,768.50
3/31/1995                           $ 11,668.50                           $ 11,840.29
4/30/1995                           $ 11,838.10                           $ 12,006.05
5/31/1995                           $ 12,171.20                           $ 12,470.68
6/30/1995                           $ 12,255.80                           $ 12,561.72
7/31/1995                           $ 12,289.10                           $ 12,534.08
8/31/1995                           $ 12,403.10                           $ 12,685.75
9/30/1995                           $ 12,587.90                           $ 12,808.80
10/31/1995                          $ 12,680.50                           $ 12,975.31
11/30/1995                          $ 12,842.90                           $ 13,169.94
12/31/1995                          $ 13,034.10                           $ 13,354.32
1/31/1996                           $ 13,123.60                           $ 13,442.46
2/26/1996                           $ 13,014.50                           $ 13,208.56
3/31/1996                           $ 12,895.70                           $ 13,116.10
4/30/1996                           $ 12,824.90                           $ 13,042.65
5/31/1996                           $ 12,809.80                           $ 13,016.57
6/30/1996                           $ 12,927.50                           $ 13,190.99
7/31/1996                           $ 12,971.10                           $ 13,226.60
8/30/1996                           $ 13,029.50                           $ 13,204.12
9/30/1996                           $ 13,254.00                           $ 13,433.87
10/31/1996                          $ 13,478.20                           $ 13,732.10
11/30/1996                          $ 13,712.80                           $ 13,966.92
12/31/1996                          $ 13,665.80                           $ 13,837.03
1/31/1997                           $ 13,696.10                           $ 13,879.92
2/28/1997                           $ 13,767.70                           $ 13,914.62
3/31/1997                           $ 13,621.00                           $ 13,760.17
4/30/1997                           $ 13,772.70                           $ 13,966.57
5/31/1997                           $ 13,953.30                           $ 14,099.25
6/30/1997                           $ 14,163.00                           $ 14,267.04
7/31/1997                           $ 14,594.40                           $ 14,652.25
8/29/1997                           $ 14,448.00                           $ 14,527.70
9/30/1997                           $ 14,672.80                           $ 14,741.26
10/31/1997                          $ 14,855.70                           $ 14,955.01
11/29/1997                          $ 14,938.90                           $ 15,023.80
12/31/1997                          $ 15,097.80                           $ 15,175.54
1/31/1998                           $ 15,304.90                           $ 15,369.79
2/28/1998                           $ 15,281.40                           $ 15,357.49
3/31/1998                           $ 15,312.10                           $ 15,409.71
4/30/1998                           $ 15,340.80                           $ 15,489.84
5/31/1998                           $ 15,509.60                           $ 15,636.99
6/30/1998                           $ 15,649.10                           $ 15,769.91
7/31/1998                           $ 15,647.40                           $ 15,803.02
8/31/1998                           $ 15,720.30                           $ 16,060.61
9/30/1998                           $ 15,919.60                           $ 16,436.43
10/31/1998                          $ 15,669.20                           $ 16,349.32
11/30/1998                          $ 15,845.00                           $ 16,442.51
12/31/1998                          $ 15,974.80                           $ 16,491.84
1/31/1999                           $ 16,145.60                           $ 16,608.93
2/28/1999                           $ 15,895.50                           $ 16,318.27
3/31/1999                           $ 15,982.40                           $ 16,408.02
4/30/1999                           $ 16,059.20                           $ 16,460.53
5/31/1999                           $ 15,907.70                           $ 16,315.68
6/30/1999                           $ 15,770.70                           $ 16,263.46
7/31/1999                           $ 15,754.80                           $ 16,193.53
8/31/1999                           $ 15,663.80                           $ 16,185.44
9/30/1999                           $ 15,764.80                           $ 16,373.19
10/31/1999                          $ 15,766.70                           $ 16,433.77
11/30/1999                          $ 15,828.20                           $ 16,432.12
12/31/1999                          $ 15,844.20                           $ 16,353.25
1/31/2000                           $ 15,817.20                           $ 16,299.28
2/29/2000                           $ 15,931.60                           $ 16,496.51
3/31/2000                           $ 15,980.00                           $ 16,714.26
4/30/2000                           $ 15,938.70                           $ 16,665.79
5/31/2000                           $ 15,906.30                           $ 16,657.45
6/30/2000                           $ 16,298.30                           $ 17,003.93
7/31/2000                           $ 16,466.50                           $ 17,158.67
8/31/2000                           $ 16,688.70                           $ 17,407.47
9/30/2000                           $ 16,671.80                           $ 17,517.13
10/31/2000                          $ 16,634.10                           $ 17,632.75
11/30/2000                          $ 16,662.40                           $ 17,921.92
12/31/2000                          $ 16,990.00                           $ 18,255.27
1/31/2001                           $ 17,426.90                           $ 18,554.66
2/28/2001                           $ 17,641.20                           $ 18,716.08
3/31/2001                           $ 17,656.80                           $ 18,809.66
4/30/2001                           $ 17,546.20                           $ 18,730.66
5/31/2001                           $ 17,623.40                           $ 18,843.05
6/30/2001                           $ 17,579.50                           $ 18,914.65
7/31/2001                           $ 18,041.60                           $ 19,338.34
8/31/2001                           $ 18,208.40                           $ 19,560.73
9/30/2001                           $ 18,071.90                           $ 19,789.59
10/31/2001                          $ 18,259.20                           $ 20,203.19
11/30/2001                          $ 17,937.60                           $ 19,924.39
12/31/2001                          $ 17,730.70                           $ 19,796.87
1/31/2002                           $ 17,761.30                           $ 19,957.23
2/28/2002                           $ 17,802.20                           $ 20,150.81
3/31/2002                           $ 17,421.50                           $ 19,816.31
4/30/2002                           $ 17,576.70                           $ 20,200.75
5/31/2002                           $ 17,708.60                           $ 20,372.45
6/30/2002                           $ 17,427.30                           $ 20,547.65
7/31/2002                           $ 17,492.10                           $ 20,796.28
8/31/2002                           $ 17,809.30                           $ 21,147.74
9/30/2002                           $ 18,181.60                           $ 21,490.33
10/31/2002                          $ 18,060.90                           $ 21,391.48
11/30/2002                          $ 17,914.10                           $ 21,385.06
12/31/2002                          $ 18,352.40                           $ 21,827.73
1/31/2003                           $ 18,377.30                           $ 21,847.37
2/28/2003                           $ 18,737.50                           $ 22,148.87
3/31/2003                           $ 18,778.10                           $ 22,131.15
4/30/2003                           $ 19,008.60                           $ 22,314.84
5/31/2003                           $ 19,372.30                           $ 22,729.89
6/30/2003                           $ 19,392.40                           $ 22,684.43
7/31/2003                           $ 18,655.30                           $ 21,922.24
8/31/2003                           $ 18,749.60                           $ 22,066.92
9/30/2003                           $ 19,299.70                           $ 22,651.70
10/31/2003                          $ 19,147.10                           $ 22,441.04
11/30/2003                          $ 19,204.00                           $ 22,494.89
12/31/2003                          $ 19,416.20                           $ 22,724.34
1/31/2004                           $ 19,547.20                           $ 22,906.14
2/29/2004                           $ 19,731.20                           $ 23,153.52
3/31/2004                           $ 19,889.20                           $ 23,327.17
4/30/2004                           $ 19,366.90                           $ 22,720.67
5/31/2004                           $ 19,189.90                           $ 22,629.79
6/30/2004                           $ 19,270.20                           $ 22,758.78
7/31/2004                           $ 19,443.50                           $ 22,984.09
8/31/2004                           $ 19,740.40                           $ 23,423.08
9/30/2004                           $ 19,817.50                           $ 23,486.33
10/31/2004                          $ 20,027.30                           $ 23,683.61
11/30/2004                          $ 19,892.80                           $ 23,494.14
12/31/2004                          $ 20,054.00                           $ 23,710.29
1/31/2005                           $ 20,117.50                           $ 23,859.66
2/28/2005                           $ 20,101.30                           $ 23,718.89
3/31/2005                           $ 19,805.00                           $ 23,597.92
4/30/2005                           $ 19,991.10                           $ 23,916.50
5/31/2005                           $ 20,196.80                           $ 24,174.79
6/30/2005                           $ 20,299.60                           $ 24,307.76
7/31/2005                           $ 20,175.77                           $ 24,086.56
8/31/2005                           $ 20,377.53                           $ 24,394.86
9/30/2005                           $ 20,210.43                           $ 24,143.60
10/31/2005                          $ 20,018.44                           $ 23,952.86
11/30/2005                          $ 20,088.50                           $ 24,058.25
12/31/2005                          $ 20,235.15                           $ 24,286.81
1/31/2006                           $ 20,214.91                           $ 24,289.24
2/28/2006                           $ 20,287.68                           $ 24,369.39
3/31/2006                           $ 20,054.38                           $ 24,130.57
4/30/2006                           $ 19,984.19                           $ 24,087.14
5/31/2006                           $ 19,944.22                           $ 24,060.64
6/30/2006                           $ 19,962.63                           $ 24,110.86
                                    $ 19,962.63                           $ 24,110.86

Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures and the growth of a $10,000 hypothetical investment assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

--------------------------------------------------------------------------------
them were the retirement of Fed Chairman Alan Greenspan, continued conflict in Iraq, and concerns over nuclear ambitions in Iran and weapons testing in North Korea.

Over the 10-month period that Dwight subadvised the fund, the fund benefited by investing in bonds with shorter average maturities than those found in the Lehman Brothers U.S. Aggregate Index. The fund also benefited from an overweight to both the asset-backed and commercial mortgage-backed sectors, as each returned more than U.S. Treasuries. A relatively small exposure to high-yield securities also aided returns, as this


                                                            CITIZENS INCOME FUND
sector was the best-performing area of the U.S. fixed-income market. The fund increased its residential mortgage allocation over the period and that proved to be a slight drag on performance, as the sector underperformed U.S. Treasuries.

OUTLOOK

We believe that continued consumer consumption and strong labor markets may cause the FOMC to raise the federal funds rate higher later this year. Therefore, we plan to invest in shorter-term bonds until alternative opportunities present themselves. We continue to favor fixed-income sectors with potential to outperform U.S. Treasuries and will diversify our portfolio of corporate bonds, while adding selectively to the asset-backed sector. We will also opportunistically invest in residential mortgage bonds and look for opportunities to profit from interest rate volatility.


CITIZENS INCOME FUND

MONEY MARKET

CITIZENS MONEY MARKET FUND

(PHOTO OF ROBERT MAGAN)

"THE HIGH INFLATION OF THE 1970S AND EARLY 1980S DEMONSTRATED THE HARMFUL EFFECTS THAT UNCHECKED INFLATION CAN HAVE ON THE ECONOMY." PORTFOLIO MANAGER Robert Magan, CFA

INVESTMENT GOAL

Current income consistent with safety and liquidity

INVESTMENT STRATEGY

Invests exclusively in money market instruments

INCEPTION DATES

Standard shares           8.30.83
Institutional shares      2.01.96

RISKS

Money market investing (See pages 7-9 for important fund risk and benchmark disclosure)

PORTFOLIO REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?

The seven-day simple yield on standard shares of the Citizens Money Market Fund rose from 2.20% on June 30, 2005, to 4.35% on June 30, 2006. The fund's standard share class had a total return of 3.27% for the period.

During the one-year period, the average weighted maturity of the fund's holdings ranged from approximately 35 days to 40 days. This reflected our belief that shorter-term investments would outperform investments with longer maturities in a rising interest rate environment. Holding securities with shorter maturities allowed the fund to take advantage of rising interest rates as they materialized throughout the year.

The Federal Open Market Committee (FOMC) increased its target for the


                                                      CITIZENS MONEY MARKET FUND

CITIZENS MONEY MARKET FUND PERFORMANCE (as of 6.30.06)

                                                 AVERAGE ANNUAL RETURN
                                Ticker          1      5         10      Since
Share class                     symbol        year   years     years   inception
--------------------------------------------------------------------------------
STANDARD SHARES                 WKAXX         3.27%  1.38%     2.96%   NA
INSTITUTIONAL SHARES            WAIXX         3.57%  1.68%     3.36%   3.42%

Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

--------------------------------------------------------------------------------

federal funds rate (a key rate that influences mortgage rates and credit card rates) eight times during the fund's fiscal year, raising the target rate from 3.25% to 5.25%. The high inflation of the 1970s and early 1980s demonstrated the harmful effects that unchecked inflation can have on the economy. The Federal Reserve Board's (Fed) new Chairman, Ben Bernanke, has indicated his willingness to raise interest rates as much as necessary to ward off a return of higher inflation. However, we believe that as long as wage inflation remains low, the Fed should be able to continue to raise rates in a controlled manner of 25 basis point increments.

OUTLOOK
There has been much speculation about when the Fed's campaign to raise interest rates may end. Therefore, we expect the FOMC will continue to raise rates higher by year end. Future changes will depend on the performance of the economy. When it becomes clear that the Fed's current campaign to increase the federal funds target rate has ended, we may gradually increase the average weighted maturity of the fund's holdings.


CITIZENS MONEY MARKET FUND

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

PORTFOLIO COMPOSITION (UNAUDITED)

PORTFOLIO COMPOSITION

                                               PERCENTAGE OF
CORE GROWTH FUND                                INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Information Technology                             17.8%
Financials                                         17.2%
Industrials                                        16.6%
Consumer Discretionary                             14.2%
Healthcare                                         12.2%
Consumer Staples                                    8.0%
Energy                                              6.2%
Materials                                           5.0%
Cash Equivalents                                    2.8%
------------------------------------------------------------

                                               PERCENTAGE OF
EMERGING GROWTH FUND                            INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Information Technology                             19.0%
Consumer Discretionary                             17.9%
Healthcare                                         17.6%
Industrials                                        13.5%
Financials                                         10.5%
Energy                                              9.8%
Cash Equivalents                                    5.3%
Consumer Staples                                    3.5%
Materials                                           2.9%
------------------------------------------------------------

SMALL CAP                                      PERCENTAGE OF
CORE GROWTH FUND                                INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Industrials                                        21.9%
Information Technology                             20.5%
Consumer Discretionary                             16.4%
Financials                                         11.8%
Healthcare                                          9.8%
Cash Equivalents                                    7.0%
Energy                                              6.8%
Materials                                           4.9%
Consumer Staples                                    0.9%
------------------------------------------------------------

                                               PERCENTAGE OF
VALUE FUND                                      INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Financials                                         20.2%
Healthcare                                         12.1%
Information Technology                             12.0%
Industrials                                        11.3%
Energy                                             11.0%
Consumer Discretionary                              9.4%
Consumer Staples                                    8.0%
Cash Equivalents                                    7.7%
Utilities                                           4.0%
Materials                                           3.3%
Telecommunication Services                          1.0%
------------------------------------------------------------

                                               PERCENTAGE OF
GLOBAL EQUITY FUND                              INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Financials                                         19.1%
Information Technology                             15.1%
Consumer Discretionary                             14.2%
Healthcare                                         11.2%
Industrials                                        11.0%
Energy                                             10.3%
Consumer Staples                                    8.7%
Cash Equivalents                                    5.8%
Materials                                           3.1%
Telecommunication Services                          1.5%
------------------------------------------------------------

SEE FINANCIAL NOTES

                                                                   JUNE 30, 2006

                                               PERCENTAGE OF
BALANCED FUND                                   INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Equity
  Financials                                       11.9%
  Information Technology                            9.5%
  Industrials                                       8.1%
  Healthcare                                        7.9%
  Consumer Discretionary                            6.9%
  Consumer Staples                                  5.7%
  Energy                                            5.3%
  Materials                                         2.1%
  Telecommunication Services                        1.6%
  Utilities                                         1.1%
------------------------------------------------------------
Fixed Income
  U.S. Government Agency Obligations               19.1%
  Corporate Bonds                                   9.0%
  U.S. Government Obligations                       5.5%
  Collateralized Mortgage Obligations               0.3%
  Foreign Government Bonds                          0.1%
------------------------------------------------------------
  Cash Equivalents                                  5.9%
------------------------------------------------------------

                                               PERCENTAGE OF
INCOME FUND                                     INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
U.S. Government Agency Obligations                 25.7%
U.S. Government Obligations                        24.5%
Cash Equivalents                                   23.4%
Collateralized Mortgage Obligations                16.8%
Corporate Bonds                                     9.6%
------------------------------------------------------------

                                               PERCENTAGE OF
MONEY MARKET FUND                               INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Commercial Paper                                   86.3%
U.S. Government Agency Obligations                  9.3%
Municipal Notes                                     4.2%
Certificates of Deposit                             0.2%
------------------------------------------------------------

All portfolio compositions subject to change.

                                                             SEE FINANCIAL NOTES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Citizens Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of funds' holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Global Equity Fund, Citizens Balanced Fund, Citizens Income Fund and Citizens Money Market Fund (hereinafter referred to as the "Funds") at June 30, 2006, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio

August 22, 2006

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
CORE GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 97.2%
Air Freight - 2.2%
FedEx Corp.                                      60,000            7,012

Banks - 5.3%
Bank of America Corp.                            90,000            4,329
PNC Financial Services Group, Inc.              110,000            7,719
Zions Bancorp                                    60,000            4,676
                                                                 -------

                                                                  16,724
Biotechnology - 2.1%
Gilead Sciences, Inc. (a)                       110,000            6,508

Chemicals - 2.2%
Praxair, Inc.                                   130,000            7,020

Computers - 3.2%
Network Appliance, Inc. (a)                     100,000            3,530
SAP AG ADR                                      125,000            6,565
                                                                 -------

                                                                  10,095
Construction - 2.2%
Fluor Corp.                                      75,000            6,970

Electrical Equipment - 2.1%
Emerson Electric Co.                             80,000            6,705

Electronics - 7.7%
Agilent Technologies, Inc. (a)                  175,000            5,523
Broadcom Corp., Class A (a)                     125,000            3,756
NVIDIA Corp. (a)                                200,000            4,258
Rockwell Automation, Inc.                       100,000            7,201
Texas Instruments, Inc.                         120,000            3,635
                                                                 -------

                                                                  24,373
Energy & Utilities - 6.2%
Baker Hughes, Inc.                               60,000            4,911
BJ Services Co.                                 100,000            3,726
Diamond Offshore Drilling, Inc.                  50,000            4,197
Silvan Power Co. (a) (b)                         24,000               --
Valero Energy Corp.                             100,000            6,652
Vulcan Power Co., Class A (a) (b)                40,000               --
                                                                 -------

                                                                  19,486
Entertainment - 1.4%
The Walt Disney Co.                             150,000            4,500

Financial - Diversified - 6.7%
JPMorgan Chase & Co.                            140,000            5,880
Lehman Brothers Holdings, Inc.                   70,000            4,561
Moody's Corp.                                    80,000            4,357
State Street Corp.                              110,000            6,389
                                                                 -------

                                                                  21,187
Financial Services - 1.0%
Franklin Resources, Inc.                         35,000            3,038

Foods - 2.7%
McCormick & Co., Inc.                           150,000            5,033
PepsiCo, Inc.                                    60,000            3,602
                                                                 -------

                                                                   8,635
Healthcare - 8.2%
Allergan, Inc.                                   35,000            3,754
Becton, Dickinson & Co.                          90,000            5,502
C.R. Bard, Inc.                                  85,000            6,227
Express Scripts, Inc. (a)                        80,000            5,739
Johnson & Johnson, Inc.                          75,000            4,494
                                                                 -------

                                                                  25,716
Hotels & Motels - 1.4%
Starwood Hotels & Resorts Worldwide, Inc.        75,000            4,526

Insurance - 2.2%
The Chubb Corp.                                 140,000            6,986

Manufacturing - 6.1%
Illinois Tool Works, Inc.                       120,000            5,700
Precision Castparts Corp.                       100,000            5,976
Taiwan Semiconductor Manufacturing Co. Ltd.
 ADR                                            502,118            4,609
Temple-Inland, Inc.                              70,000            3,001
                                                                 -------

                                                                  19,286
Multimedia - 1.0%
News Corp., Class B                             150,000            3,027

Personal Care - 1.9%
Colgate-Palmolive Co.                           100,000            5,990

Pharmaceuticals - 1.9%
McKesson Corp.                                  130,000            6,146

Publishing - 2.1%
The McGraw-Hill Cos., Inc.                      130,000            6,530

Railroads - 2.4%
Norfolk Southern Corp.                          140,000            7,451

Real Estate - 2.0%
Simon Property Group, Inc.                       75,000            6,221


SEE FINANCIAL NOTES

                                                       JUNE 30, 2006 ($ X 1,000)

-------------------------------------------------------------------------
CORE GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------

Retail - 9.7%
Chico's FAS, Inc. (a)                           170,000            4,587
Costco Wholesale Corp.                          120,000            6,855
CVS Corp.                                       120,000            3,684
J.C. Penney Co., Inc.                            95,000            6,413
Nordstrom, Inc.                                  80,000            2,920
Staples, Inc.                                   250,000            6,080
                                                                 -------

                                                                  30,539
Services - 10.1%
Accenture Ltd., Class A                         225,000            6,371
Ecolab, Inc.                                    140,000            5,680
Fastenal Co.                                    140,000            5,641
First Data Corp.                                 65,000            2,928
Johnson Controls, Inc.                           75,000            6,166
Paychex, Inc.                                   125,000            4,873
                                                                 -------

                                                                  31,659
Telecommunications - 3.2%
Nokia Corp. ADR                                 200,000            4,052
QUALCOMM, Inc.                                  150,000            6,011
                                                                 -------

                                                                  10,063
                                                                 -------

TOTAL COMMON STOCKS                                              306,393
Cost: $283,929


SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 2.9%
Fifth Third Bank, Inc.,
 4.95%, 07/03/06
(Date of agreement 06/30/06, proceeds at maturity $8,955,
 collateralized by Federal Home Loan Mortgage Corp.
 security, 3.45%, 03/12/08, market value $9,220)
Cost: $8,951                                      8,951            8,951
                                                                 -------

TOTAL INVESTMENTS - 100.1%                                       315,344
Cost: $292,880


-------------------------------------------------------------------------
CORE GROWTH FUND
-------------------------------------------------------------------------
Percentages indicated are based on net assets of $315,088.

(a) Non-income producing security.

(b) On June 30, 2006, the fund owned the following restricted securities constituting 0.00% of net assets which may not be publicly sold without registration under the Securities Act of 1933. These securities are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trust's Board of Trustees. Additional information on the securities is as follows:
Vulcan Power Co., Class A
Acquisition Date: March 3, 1995
Cost: $300
Unit Cost: $7.50
Value: $0
Silvan Power Co.
Acquisition Date: July 27, 2004
Cost: $0
Unit Cost: $0
Value: $0

ADR - American Depositary Receipt
--------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
EMERGING GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 94.7%
Apparel Manufacturers - 1.2%
Gildan Activewear, Inc. (a)                      45,000            2,115

Biotechnology - 2.1%
Gilead Sciences, Inc. (a)                        63,200            3,739

Computers - 7.0%
Akamai Technologies, Inc. (a)                    70,000            2,533
Autodesk, Inc. (a)                               32,500            1,120
Corning, Inc. (a)                               115,360            2,790
Lexmark International, Inc. (a)                  30,000            1,675
Palm, Inc. (a)                                  100,000            1,610
Webex Communications, Inc. (a)                   75,000            2,666
                                                                 -------

                                                                  12,394
Consumer Products - 1.3%
Newell Rubbermaid, Inc.                          90,000            2,325

Electrical Equipment - 1.8%
WESCO International, Inc. (a)                    45,000            3,105

Electronics - 7.3%
Adobe Systems, Inc. (a)                          89,000            2,702
Broadcom Corp., Class A (a)                      60,000            1,803
Freescale Semiconductor, Inc., Class B (a)       80,000            2,352
Lam Research Corp. (a)                           59,000            2,751
MEMC Electronic Materials, Inc. (a)              90,000            3,375
                                                                 -------

                                                                  12,983
Energy & Utilities - 9.4%
Airgas, Inc.                                     25,000              931
Arch Coal, Inc.                                  35,000            1,483
Baker Hughes, Inc.                               43,840            3,588
EOG Resources, Inc.                              46,400            3,217
Hydril (a)                                       25,000            1,963
Patterson-UTI Energy, Inc.                       85,200            2,412
Transocean, Inc. (a)                             37,700            3,028
                                                                 -------

                                                                  16,622
Entertainment - 1.0%
World Wrestling Entertainment, Inc.             100,000            1,689

Financial - Diversified - 2.1%
Legg Mason, Inc.                                 21,000            2,090
Moody's Corp.                                    30,988            1,688
                                                                 -------

                                                                   3,778
Financial Services - 3.7%
Chicago Mercantile Exchange Holdings, Inc.        8,106            3,981
T. Rowe Price Group, Inc.                        66,110            2,500
                                                                 -------

                                                                   6,481

Foods - 2.5%
Campbell Soup Co.                                60,000            2,227
Flowers Foods, Inc.                              75,000            2,148
                                                                 -------

                                                                   4,375
Healthcare - 13.2%
Allergan, Inc.                                   15,000            1,609
C.R. Bard, Inc.                                  44,975            3,295
Coventry Health Care, Inc. (a)                   30,000            1,648
Express Scripts, Inc. (a)                        30,000            2,152
Intuitive Surgical, Inc. (a)                     17,650            2,082
Laboratory Corp. of America Holdings (a)         40,000            2,489
LifePoint Hospitals, Inc. (a)                    55,000            1,767
Psychiatric Solutions, Inc. (a)                  70,000            2,006
Respironics, Inc. (a)                            41,000            1,403
Sierra Health Services, Inc. (a)                 81,776            3,682
St. Jude Medical, Inc. (a)                       40,000            1,297
                                                                 -------

                                                                  23,430
Hotels & Motels - 2.8%
Choice Hotels International, Inc.                46,060            2,791
Starwood Hotels & Resorts Worldwide, Inc.        34,300            2,070
                                                                 -------

                                                                   4,861

Insurance - 1.8%
W. R. Berkley Corp.                              92,287            3,150

Investment Banking & Brokerage - 1.0%
Investment Technology Group, Inc. (a)            35,000            1,780

Manufacturing - 9.0%
BorgWarner, Inc.                                 25,000            1,628
Commercial Metals Co.                            80,000            2,056
Cummins, Inc.                                    20,000            2,444
Eagle Materials, Inc.                            46,500            2,209
Lennox International, Inc.                       60,000            1,589
National-Oilwell Varco, Inc. (a)                 27,000            1,710

SEE FINANCIAL NOTES

                                                       JUNE 30, 2006 ($ X 1,000)

-------------------------------------------------------------------------
EMERGING GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------

Manufacturing (continued)
Oshkosh Truck Corp.                              58,568            2,782
Roper Industries, Inc.                           32,000            1,496
                                                                 -------

                                                                  15,914
Pharmaceuticals - 2.3%
McKesson Corp.                                   41,000            1,938
Pharmaceutical Product Development, Inc.         60,000            2,108
                                                                 -------

                                                                   4,046
Real Estate - 1.9%
CB Richard Ellis Group, Inc., Class A (a)       135,000            3,362

Restaurants - 2.2%
Darden Restaurants, Inc.                         55,000            2,167
Domino's Pizza, Inc.                             70,000            1,732
                                                                 -------

                                                                   3,899
Retail - 8.4%
American Eagle Outfitters, Inc.                  66,000            2,247
Coach, Inc. (a)                                  58,000            1,734
J.C. Penney Co., Inc.                            34,000            2,295
Nordstrom, Inc.                                  90,712            3,312
Polo Ralph Lauren                                40,000            2,196
The Men's Wearhouse, Inc.                        44,000            1,333
Whole Foods Market, Inc.                         25,900            1,674
                                                                 -------

                                                                  14,791
Services - 10.5%
CheckFree Corp. (a)                              53,000            2,627
Cognizant Technology Solutions Corp. (a)         58,400            3,934
Corporate Executive Board Co.                    36,549            3,662
Expeditors International of Washington, Inc.     83,200            4,659
Monster Worldwide, Inc. (a)                      45,000            1,920
Pool Corp.                                       45,000            1,963
                                                                 -------

                                                                  18,765
Telecommunications - 1.0%
CommScope, Inc. (a)                              56,000            1,760

Transportation - 1.2%
Landstar System, Inc.                            44,480            2,101
                                                                 -------

TOTAL COMMON STOCKS                                              167,465
Cost: $124,891


SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 5.4%
Fifth Third Bank, Inc.,
 4.95%, 07/03/06
(Date of agreement 06/30/06, proceeds at maturity $9,459,
 collateralized by Federal Home Loan Mortgage Corp.
 security, 3.45%, 03/12/08, market value $9,739)
Cost: $9,455                                      9,455            9,455
                                                                 -------

TOTAL INVESTMENTS - 100.1%                                       176,920
Cost: $134,346

Percentages indicated are based on net assets of $176,674.

(a) Non-income producing security.
--------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
SMALL CAP CORE GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 94.5%
Apparel Manufacturers - 2.0%
Deckers Outdoor Corp. (a)                        20,000              771

Banks - 2.9%
Capitol Bancorp Ltd.                             12,000              467
First Community Bancorp                          11,000              650
                                                                  ------

                                                                   1,117
Chemicals - 0.6%
American Vanguard Corp.                          15,000              232

Computers - 12.3%
American Reprographics Co. (a)                   20,000              725
ANSYS, Inc. (a)                                  12,000              574
Blackbaud, Inc.                                  35,000              795
Concur Technologies, Inc. (a)                    27,000              418
Komag, Inc. (a)                                  12,000              554
NIC, Inc. (a)                                    43,603              315
Sykes Enterprises, Inc. (a)                      26,500              428
VeriFone Holdings, Inc. (a)                      13,000              396
Webex Communications, Inc. (a)                   12,000              426
                                                                  ------

                                                                   4,631
Construction - 2.5%
Beacon Roofing Supply, Inc. (a)                  22,500              496
Universal Forest Products, Inc.                   7,500              470
                                                                  ------

                                                                     966
Electrical Equipment - 1.9%
Genlyte Group (a)                                10,000              724

Electronics - 3.5%
Diodes, Inc. (a)                                 20,000              828
SiRF Technology Holdings, Inc. (a)               16,000              516
                                                                  ------

                                                                   1,344
Energy & Utilities - 8.7%
Airgas, Inc.                                     18,000              671
Core Laboratories N.V. (a)                       17,000            1,037
Holly Corp.                                      20,000              964
Hydril (a)                                        8,000              628
                                                                  ------

                                                                   3,300
Financial - Diversified - 1.4%
Advanta Corp., Class B                           15,000              539

Foods - 0.9%
Flowers Foods, Inc.                              12,500              358

Healthcare - 9.1%
HealthExtras, Inc. (a)                           12,000              363
Healthways, Inc. (a)                             13,500              711
Intermagnetics General Corp. (a)                 15,000              405
Psychiatric Solutions, Inc. (a)                  14,000              401
Quality Systems, Inc.                            13,000              479
Sierra Health Services, Inc. (a)                 14,000              630
Sirona Dental Systems, Inc.                      12,000              475
                                                                  ------

                                                                   3,464
Hotels & Motels - 2.4%
Choice Hotels International, Inc.                15,000              909

Insurance - 0.9%
Philadelphia Consolidated Holding Corp. (a)      11,000              334

Investment Banking & Brokerage - 3.8%
Affiliated Managers Group, Inc. (a)               8,000              695
Investment Technology Group, Inc. (a)            15,000              763
                                                                  ------

                                                                   1,458
Manufacturing - 12.6%
Baldor Electric Co.                              10,000              313
BE Aerospace, Inc. (a)                           15,000              343
Ceradyne, Inc. (a)                                8,000              396
Eagle Materials, Inc.                             9,000              428
Gardner Denver, Inc. (a)                         20,000              769
Itron, Inc. (a)                                   7,000              415
Oshkosh Truck Corp.                              11,000              523
Roper Industries, Inc.                            9,000              421
Silgan Holdings, Inc.                            15,000              555
The Manitowoc Co., Inc.                          12,500              556
                                                                  ------

                                                                   4,719
Pharmaceuticals - 2.0%
Pharmaceutical Product Development, Inc.         22,000              773

Railroads - 1.9%
Genesee & Wyoming, Inc., Class A (a)             20,000              709

Retail - 7.8%
Coldwater Creek, Inc. (a)                        30,000              803
Monro Muffler Brake, Inc.                        15,000              488

SEE FINANCIAL NOTES

                                                       JUNE 30, 2006 ($ X 1,000)

-------------------------------------------------------------------------
SMALL CAP CORE GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------

Retail (continued)
The Dress Barn, Inc. (a)                         32,000              811
The Pantry, Inc. (a)                             15,000              864
                                                                  ------

                                                                   2,966
Services - 14.4%
Bankrate, Inc. (a)                               18,000              680
Corporate Executive Board Co.                     7,500              752
First Cash Financial Services, Inc. (a)          30,000              593
LIFE TIME FITNESS, Inc. (a)                      12,000              555
LKQ Corp. (a)                                    35,000              665
Mobile Mini, Inc. (a)                            20,000              585
Pool Corp.                                       10,000              436
Portfolio Recovery Associates, Inc. (a)          11,000              503
Ritchie Bros. Auctioneers, Inc.                  12,000              638
                                                                  ------

                                                                   5,407
Telecommunications - 2.9%
CommScope, Inc. (a)                              12,000              377
NICE Systems Ltd. ADR (a)                        25,000              704
                                                                  ------

                                                                   1,081
                                                                  ------

TOTAL COMMON STOCKS                                               35,802
Cost: $29,323

SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 7.1%
Fifth Third Bank, Inc.,
 4.95%, 07/03/06
(Date of agreement 06/30/06, proceeds at maturity $2,711,
 collateralized by Federal Home Loan Mortgage Corp.
 security, 3.45%, 03/12/08, market value $2,792)
Cost: $2,710                                      2,710            2,710
                                                                  ------

TOTAL INVESTMENTS - 101.6%                                        38,512
Cost: $32,033

Percentages indicated are based on net assets of $37,910.

(a) Non-income producing security.

ADR - American Depositary Receipt
--------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
VALUE FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 92.2%
Air Freight - 2.2%
FedEx Corp.                                       7,218              843

Apparel Manufacturers - 1.2%
NIKE, Inc., Class B                               5,800              470

Auto Manufacturing - 1.5%
Toyota Motor Corp. ADR                            5,370              562

Broadcasting - 0.9%
Grupo Televisa SA ADR                            17,724              342

Chemicals - 1.0%
Praxair, Inc.                                     6,781              366

Computers - 7.9%
Expedia, Inc. (a)                                25,820              387
Hewlett-Packard Co.                              20,417              647
Intel Corp.                                      25,713              487
International Business Machines Corp.             5,586              429
Microsoft Corp.                                  22,024              513
Oracle Corp. (a)                                 40,465              586
                                                                  ------

                                                                   3,049
Consumer Products - 1.3%
Kimberly-Clark Corp.                              7,907              488

Electrical Equipment - 1.4%
Emerson Electric Co.                              6,653              558

Electronics - 5.2%
Cisco Systems, Inc. (a)                          21,951              429
Freescale Semiconductor, Inc., Class B (a)       18,644              548
MEMC Electronic Materials, Inc. (a)              13,207              495
Rockwell Automation, Inc.                         7,611              548
                                                                  ------

                                                                   2,020
Energy & Utilities - 14.1%
AES Corp. (a)                                    28,443              525
Allegheny Energy, Inc. (a)                       12,750              473
Baker Hughes, Inc.                               10,001              819
ConocoPhillips                                   21,316            1,396
Devon Energy Corp.                                8,310              502
Helix Energy Solutions Group, Inc. (a)           11,744              474
Patterson-UTI Energy, Inc.                       13,070              370
Precision Drilling Corp.                          8,810              292
UGI Corp.                                        21,945              540
                                                                  ------

                                                                   5,391
Financial - Diversified - 10.6%
Capital One Financial Corp.                       7,651              654
JPMorgan Chase & Co.                             17,332              728
Lehman Brothers Holdings, Inc.                   12,634              823
Merrill Lynch & Co., Inc.                        10,358              721
MetLife, Inc.                                    10,741              550
Wachovia Corp.                                   10,878              588
                                                                  ------

                                                                   4,064
Financial Services - 1.8%
Golden West Financial Corp.                       9,235              685

Foods - 4.7%
Bunge, Ltd.                                      10,206              513
Kellogg Co.                                      16,057              778
PepsiCo, Inc.                                     8,518              511
                                                                  ------

                                                                   1,802
Healthcare - 12.1%
Baxter International, Inc.                       15,490              569
Becton, Dickinson & Co.                           7,856              480
Coventry Health Care, Inc. (a)                    9,091              499
Johnson & Johnson, Inc.                          15,562              933
Omnicare, Inc.                                   10,216              484
Pfizer, Inc.                                     20,775              488
The Cooper Cos., Inc.                             3,552              157
WellPoint, Inc. (a)                              14,459            1,053
                                                                  ------

                                                                   4,663
Insurance - 5.5%
American International Group, Inc.               10,602              626
The Allstate Corp.                                9,437              516
The Chubb Corp.                                   8,134              406
The Hartford Financial Services Group, Inc.       6,938              587
                                                                  ------

                                                                   2,135
Investment Banking & Brokerage - 1.2%
The Goldman Sachs Group, Inc.                     3,129              471

Manufacturing - 6.0%
3M Co.                                            7,523              607
Eagle Materials, Inc.                             8,841              420
Ingersoll-Rand Co.                               10,040              430

SEE FINANCIAL NOTES

                                                       JUNE 30, 2006 ($ X 1,000)

-------------------------------------------------------------------------
VALUE FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------

Manufacturing (continued)
National-Oilwell Varco, Inc. (a)                  6,006              380
Nucor Corp.                                       8,954              486
                                                                  ------

                                                                   2,323
Railroads - 2.4%
Norfolk Southern Corp.                           17,660              940

Real Estate - 1.0%
Simon Property Group, Inc.                        4,794              398

Restaurants - 1.1%
McDonald's Corp.                                 12,554              422

Retail - 5.8%
CVS Corp.                                        25,478              782
Home Depot, Inc.                                 11,147              399
Nordstrom, Inc.                                  16,892              617
Target Corp.                                      8,817              431
                                                                  ------

                                                                   2,229
Services - 1.0%
URS Corp. (a)                                     9,580              402

Telecommunications - 2.3%
Motorola, Inc.                                   24,812              500
Sprint Nextel Corp.                              19,209              384
                                                                  ------

                                                                     884
                                                                  ------

TOTAL COMMON STOCKS                                               35,507
Cost: $30,053


REPURCHASE AGREEMENTS - 7.7%
Fifth Third Bank, Inc.,
 4.95%, 07/03/06
(Date of agreement 06/30/06, proceeds at maturity $2,975,
 collateralized by Federal Home Loan Mortgage Corp.
 security, 3.45%, 03/12/08, market value $3,064)
Cost: $2,974                                      2,974            2,974
                                                                  ------

TOTAL INVESTMENTS - 99.9%                                         38,481
Cost: $33,027

Percentages indicated are based on net assets of $38,517.

(a) Non-income producing security.

ADR - American Depositary Receipt
--------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
GLOBAL EQUITY FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 94.2%
Automobile Manufacturing - 4.4%
Bayerische Motoren Werke AG (a)                  22,000            1,097
Toyota Motor Co. ADR                              8,000              837
Volvo AB ADR                                     34,000            1,666
                                                                  ------

                                                                   3,600
Banks - 8.2%
Bank of New York Co., Inc.                       36,000            1,159
Julius Baer Holdings Ltd. (a)                    11,000              954
PNC Financial Services Group, Inc.               12,500              877
Royal Bank of Scotland Group plc (a)             50,301            1,651
UBS AG ADR                                       10,800            1,185
Zions Bancorp                                    11,000              857
                                                                  ------

                                                                   6,683
Biotechnology - 2.0%
Roche Holding AG (a)                             10,000            1,652

Computers - 4.5%
Corning, Inc. (b)                                40,000              968
Intuit, Inc. (b)                                 22,000            1,329
SAP AG (a)                                        6,500            1,368
                                                                  ------

                                                                   3,665
Construction - 1.7%
Fluor Corp.                                      15,000            1,394

Electronics - 3.5%
Agilent Technologies, Inc. (b)                   30,000              947
Cisco Systems, Inc. (b)                          57,000            1,113
IBIDEN CO., Ltd. (a)                             16,000              769
                                                                  ------

                                                                   2,829
Energy & Utilities - 11.4%
Apache Corp.                                     27,500            1,876
BG Group plc ADR                                 23,000            1,538
BP Amoco plc (a)                                134,000            1,555
EnCana Corp.                                     15,000              790
Gold Fields Ltd. ADR                             40,000              916
Statoil ASA ADR                                  44,000            1,255
Valero Energy Corp.                              20,800            1,384
                                                                  ------

                                                                   9,314
Entertainment - 4.2%
Comcast Corp., Class A (b)                       58,000            1,901
The Walt Disney Co.                              50,000            1,500
                                                                  ------

                                                                   3,401
Financial - Diversified - 8.8%
American Express Co.                             16,000              852
Bank of America Corp.                            19,000              914
Deutsche Boerse AG (a)                           18,000            2,450
HSBC Holdings plc ADR                            10,000              884
Mitsubishi UFJ Financial Group, Inc. ADR        148,000            2,065
                                                                  ------

                                                                   7,165
Food & Beverages - 4.4%
McCormick & Co., Inc.                            30,000            1,007
Nestle SA (a)                                     4,000            1,255
PepsiCo, Inc.                                    22,000            1,321
                                                                  ------

                                                                   3,583
Healthcare - 9.3%
Becton, Dickinson & Co.                          16,000              978
C.R. Bard, Inc.                                  14,000            1,026
Fresenius Medical Care AG & Co. KGaA ADR         27,000            1,032
GlaxoSmithKline plc (a)                          58,000            1,619
Johnson & Johnson, Inc.                          20,000            1,198
Novartis AG ADR                                  31,000            1,672
                                                                  ------

                                                                   7,525
Insurance - 1.1%
ING Groep NV (a)                                 23,000              902

Investment Banking & Brokerage - 1.0%
Investment Technology Group, Inc. (b)            16,000              814

Manufacturing - 8.2%
3M Co.                                           20,000            1,615
FANUC Ltd. (a)                                    9,000              812
Johnson Matthey plc (a)                          33,000              809
Komatsu, Ltd. (a)                                97,000            1,944
L'Air Liquide ADR                                22,000              857
Taiwan Semiconductor Manufacturing Co. Ltd.
 ADR                                             77,249              709
                                                                  ------

                                                                   6,746
Office Equipment & Supplies - 4.2%
Avery Dennison Corp.                             27,000            1,568
Canon, Inc. ADR                                  26,000            1,905
                                                                  ------

                                                                   3,473
Personal Care - 3.1%
Colgate-Palmolive Co.                            23,000            1,378
The Estee Lauder Cos., Inc., Class A             30,000            1,160
                                                                  ------

                                                                   2,538

SEE FINANCIAL NOTES

                                                       JUNE 30, 2006 ($ X 1,000)

-------------------------------------------------------------------------
GLOBAL EQUITY FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------

Retail - 6.7%
Kohl's Corp. (b)                                 26,000            1,538
Luxottica Group SpA ADR                          30,000              814
Marks & Spencer Group plc ADR                    15,000              977
PetSmart, Inc.                                   27,000              691
Staples, Inc.                                    60,000            1,459
                                                                  ------

                                                                   5,479
Services - 4.1%
First Data Corp.                                 35,000            1,576
WPP Group plc (a)                               144,000            1,741
                                                                  ------

                                                                   3,317
Telecommunications - 3.4%
Nokia Corp. ADR                                  35,000              709
QUALCOMM, Inc.                                   23,000              922
Vodafone Group plc (a)                          560,000            1,191
                                                                  ------

                                                                   2,822
                                                                  ------

TOTAL COMMON STOCKS                                               76,902
Cost: $62,106


SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 5.9%
Fifth Third Bank, Inc.,
 4.95%, 07/03/06
(Date of agreement 06/30/06, proceeds at maturity $4,734,
 collateralized by Federal Home Loan Mortgage Corp.
 security, 3.45%, 03/12/08, market value $4,875)
Cost: $4,732                                      4,732            4,732
                                                                  ------

TOTAL INVESTMENTS - 100.1%                                        81,634
Cost: $66,838

-------------------------------------------------------------------------
GLOBAL EQUITY FUND
-------------------------------------------------------------------------

Percentages indicated are based on net assets of $81,559.
(a) Fair valued security. The approximate market value and percentage of investments of securities that are fair valued for the Global Equity Fund was $21,772 and 26.67%.
(b) Non-income producing security.
ADR - American Depositary Receipt

The fund's portfolio holdings as of June 30, 2006, were distributed among the following countries:
                                                -------------------------
                                                 PERCENTAGE OF NET ASSETS
                                                        SHORT TERM
                                               EQUITY   & OTHER      TOTAL
                                                -------------------------
Canada                                          1.0%                   1.0%
Finland                                         0.9%                   0.9%
France                                          1.0%                   1.0%
Germany                                         7.3%                   7.3%
Italy                                           1.0%                   1.0%
Japan                                          10.2%                  10.2%
Netherlands                                     1.1%                   1.1%
Norway                                          1.5%                   1.5%
South Africa                                    1.1%                   1.1%
Sweden                                          2.0%                   2.0%
Switzerland                                     8.2%                   8.2%
Taiwan                                          0.9%                   0.9%
United Kingdom                                 14.7%                  14.7%
United States                                  43.3%       5.8%       49.1%
                                               ----------------------------
TOTAL                                          94.2%       5.8%      100.0%

--------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
BALANCED FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 59.8%
Air Freight - 1.3%
FedEx Corp.                                      1,200              140

Banks - 2.9%
Compass Bancshares, Inc.                         2,000              111
SunTrust Banks, Inc.                             1,000               76
Zions Bancorp                                    1,750              137
                                                                  -----

                                                                    324
Biotechnology - 1.4%
Gilead Sciences, Inc. (a)                        2,550              151

Chemicals - 0.6%
Praxair, Inc.                                    1,275               69

Computers - 2.6%
Blackbaud, Inc.                                  3,000               68
Corning, Inc. (a)                                3,000               73
SAP AG ADR                                       2,750              144
                                                                  -----

                                                                    285
Construction - 1.3%
Fluor Corp.                                      1,500              139

Electrical Equipment - 1.6%
Emerson Electric Co.                             2,100              176

Electronics - 4.5%
Agilent Technologies, Inc. (a)                   3,100               98
Cisco Systems, Inc. (a)                          6,000              117
Rockwell Automation, Inc.                        2,500              180
Texas Instruments, Inc.                          3,450              105
                                                                  -----

                                                                    500
Energy & Utilities - 6.3%
Baker Hughes, Inc.                               1,000               82
BJ Services Co.                                  3,700              138
Cameron International Corp. (a)                  2,800              134
ConocoPhillips                                   1,100               72
Questar Corp.                                    1,500              121
Valero Energy Corp.                              2,400              159
                                                                  -----

                                                                    706
Entertainment - 1.5%
The Walt Disney Co.                              5,350              161

Financial - Diversified - 4.4%
JPMorgan Chase & Co.                             3,400              142
Merrill Lynch & Co., Inc.                        1,000               70
Moody's Corp.                                    1,300               71
State Street Corp.                               2,325              135
Wachovia Corp.                                   1,250               68
                                                                  -----

                                                                    486
Foods - 1.9%
Campbell Soup Co.                                2,000               74
PepsiCo, Inc.                                    2,300              138
                                                                  -----

                                                                    212
Healthcare - 6.4%
Allergan, Inc.                                   1,275              137
C.R. Bard, Inc.                                  1,700              125
Cardinal Health, Inc.                            1,500               96
Express Scripts, Inc. (a)                        1,925              138
Johnson & Johnson, Inc.                          1,000               60
Laboratory Corp. of America Holdings (a)         2,575              160
                                                                  -----

                                                                    716
Hotels & Motels - 0.7%
Choice Hotels International, Inc.                1,200               73

Insurance - 2.7%
The Chubb Corp.                                  2,800              140
W. R. Berkley Corp.                              4,512              154
                                                                  -----

                                                                    294
Manufacturing - 2.9%
Commercial Metals Co.                            3,000               77
Precision Castparts Corp.                        2,275              136
Taiwan Semiconductor Manufacturing Co. Ltd.
 ADR                                            11,484              105
                                                                  -----

                                                                    318
Multimedia - 0.6%
News Corp., Class B                              3,500               71

Personal Care - 1.1%
Colgate-Palmolive Co.                            2,000              120

Publishing - 0.6%
The McGraw-Hill Cos., Inc.                       1,375               69

Real Estate - 1.9%
CB Richard Ellis Group, Inc., Class A (a)        3,250               81
Simon Property Group, Inc.                       1,500              124
                                                                  -----

                                                                    205
Retail - 6.1%
Costco Wholesale Corp.                           2,600              149
CVS Corp.                                        4,850              149
J.C. Penney Co., Inc.                            1,500              101
Nordstrom, Inc.                                  2,050               75

SEE FINANCIAL NOTES

                                                       JUNE 30, 2006 ($ X 1,000)

-------------------------------------------------------------------------
BALANCED FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Retail (continued)
Polo Ralph Lauren                                1,225               67
Staples, Inc.                                    5,725              139
                                                                  -----

                                                                    680
Services - 4.0%
Accenture Ltd., Class A                          3,600              102
Cognizant Technology Solutions Corp. (a)         1,000               67
Ecolab, Inc.                                     2,000               81
Fastenal Co.                                     3,100              125
First Data Corp.                                 1,500               68
                                                                  -----

                                                                    443
Telecommunications - 2.5%
America Movil S.A. de C.V. ADR                   3,425              114
Nokia Corp. ADR                                  5,000              101
Verizon Communications, Inc.                     2,000               67
                                                                  -----

                                                                    282
                                                                  -----

TOTAL COMMON STOCKS                                               6,620
Cost: $6,218


SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.2%
First Horizon Alternative Mortgage
 Securities, 4.74%, 06/25/34 (b)                    11               10
 5.50%, 03/25/35 (b)                                16               16
                                                                  -----

Cost: $27                                                            26


CORPORATE BONDS - 9.0%
Banks - 0.9%
Bank of America Corp., 4.38%, 12/01/10              50               48
Capital One Bank, 6.50%, 06/13/13                   50               51
                                                                  -----

                                                                     99
Chemicals - 0.4%
Amgen, Inc., 6.50%, 12/01/07                        40               40

Computers - 0.1%
Corning, Inc., 6.20%, 03/15/16                      15               15

Construction - 0.2%
KB Home, 5.88%, 01/15/15                            15               13
Pulte Homes, Inc., 6.00%, 02/15/35                  10                8
                                                                  -----

                                                                     21
Energy & Utilities - 0.6%
Atmos Energy, 4.95%, 10/15/14                       15               14
Chesapeake Energy Corp., 6.88%, 01/15/16            20               19
Enterprise Products Partners LP, 4.95%,
 06/01/10                                           20               19
XTO Energy, Inc., 5.30%, 06/30/15                   20               18
                                                                  -----

                                                                     70
Entertainment - 0.2%
Comcast Cable Communications, 8.38%, 05/01/07       25               26

Financial - Diversified - 3.4%
Chase Issuance Trust, 3.22%, 06/15/10              100               98
CIT Group, Inc., 5.00%, 02/01/15                    50               46
Citigroup, Inc., 5.32%, 05/18/10 (b)                50               50
HSBC Finance Corp., 4.63%, 09/15/10                 50               48
International Lease Finance Corp., 5.80%,
 08/15/07                                           50               51
JPMorgan Chase & Co., 3.13%, 12/11/06               50               49
Liberty Mutual Group, 5.75%, 03/15/14 (c)           10                9
Riddell Bell Holdings, 8.38%, 10/01/12              15               15
                                                                  -----

                                                                    366
Financial Services - 0.4%
Franklin Resources, Inc., 3.70%, 04/15/08           48               46


                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
BALANCED FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
Food - 0.5%
Pepsi Bottling Group, Inc., 5.63%, 02/17/09
 (c)                                                50               50

Healthcare - 0.4%
Medtronic, Inc., 4.75%, 09/15/15                    50               46

Investment Banking & Brokerage - 0.1%
The Goldman Sachs Group, Inc., 5.00%,
 10/01/14                                           15               14

Manufacturing - 0.0%*
American Standard, Inc., 7.38%, 02/01/08             5                5

Real Estate - 0.0%*
Brandywine Realty Trust, 5.40%, 11/01/14             5                5

Restaurants - 0.5%
Domino's, Inc., 8.25%, 07/01/11                      7                7
McDonald's Corp., 5.00%, 02/15/15                   50               46
                                                                  -----

                                                                     53
Telecommunications - 1.3%
AT&T, Inc., 5.88%, 02/01/12                         50               50
Directv Holdings, 6.38%, 06/15/15                   30               28
Sprint Nextel Corp., 6.00%, 01/15/07                50               49
 7.38%, 08/01/15                                    10               10
                                                                  -----

                                                                    137
                                                                  -----

TOTAL CORPORATE BONDS                                               993
Cost: $1,028


FOREIGN GOVERNMENT BOND - 0.1%
United Mexican States, 6.75%, 09/27/34              15               15
Cost: $15


U.S. GOVERNMENT AGENCY OBLIGATIONS - 18.9%
Federal Farm Credit Bank - 1.1%
5.83%, 01/14/08                                     25               25
5.43%, 10/24/12                                    100               98
                                                                  -----

                                                                    123
Federal Home Loan Bank - 4.1%
4.28%, 11/05/07                                    100               99
4.50%, 02/15/08                                    100               98
5.50%, 01/12/11                                     50               49
5.20%, 05/11/12                                     15               15
6.00%, 12/28/15                                    100               98
4.88%, 03/11/16                                    100               95
                                                                  -----

                                                                    454
Federal Home Loan Mortgage Corporation - 5.0%
3.25%, 02/25/08                                      4                4
4.55%, 01/20/11                                      5                5
4.50%, 01/15/13                                      9                9
5.00%, 10/01/18                                     94               91
5.50%, 10/01/18                                     61               59
5.20%, 03/05/19                                     40               38
5.50%, 08/20/19                                     20               19
6.00%, 12/01/20                                     46               46
5.50%, 03/01/21                                     97               95
5.50%, 04/01/21                                     97               95
5.00%, 06/01/35                                     94               88
                                                                  -----

                                                                    549
Federal National Mortgage Association - 8.7%
5.25%, 01/15/09                                     14               14
5.00%, 08/10/10                                    100               98
6.00%, 05/10/12                                     25               25
4.38%, 09/15/12                                      4                4
5.00%, 04/15/15                                     20               19
5.55%, 08/04/15                                    100               97
6.00%, 02/25/17                                    104              103
5.00%, 10/01/18                                     89               86
4.50%, 06/01/19                                    136              128
5.00%, 09/01/19                                     37               36
5.50%, 03/25/29                                    100               99
6.50%, 07/01/32                                      2                2
6.00%, 11/01/32                                      2                2
5.50%, 03/01/33                                     25               24
4.58%, 12/01/34                                     37               36
4.86%, 01/01/35                                     20               20
4.82%, 08/01/35                                     95               92
5.50%, 10/01/35                                     99               95
                                                                  -----

                                                                    980
                                                                  -----

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                          2,106
Cost: $2,163


SEE FINANCIAL NOTES

                                                       JUNE 30, 2006 ($ X 1,000)

-------------------------------------------------------------------------
BALANCED FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------


U.S. TREASURY NOTES - 5.5%
6.50%, 02/15/10                                    100              105
4.00%, 03/15/10                                    100               96
3.88%, 05/15/10                                     35               33
4.75%, 05/15/14                                     10               10
4.00%, 02/15/15                                    100               92
4.13%, 05/15/15                                     30               28
4.50%, 11/15/15                                    100               95
4.50%, 02/15/16                                    100               95
5.38%, 02/15/31                                     50               51
                                                                  -----

Cost: $625                                                          605

REPURCHASE AGREEMENTS - 5.9%
Fifth Third Bank, Inc.,
 4.95%, 07/03/06
(Date of agreement 06/30/06, proceeds at maturity $654,
 collateralized by Federal Home Loan Mortgage Corp.
 security, 3.45%, 03/12/08, market value $674)
Cost: $654                                         654              654
                                                                  -----

TOTAL INVESTMENTS - 99.4%                                        11,019
Cost: $10,730

Percentages indicated are based on net assets of $11,081.

(a) Non-income producing security.

(b) Variable rate security. The rate presented represents the rate in effect at June 30, 2006.

(c) Rule 144A security.

* Rounds to less than 0.1%.

ADR - American Depositary Receipt
--------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
INCOME FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 22.5%
Capital One Auto Finance Trust,
 3.07%, 07/15/08 (a)                                426              425
Capital One Multi-Asset Execution Trust,
 5.38%, 09/15/11 (a) (b)                            700              703
Chase Manhattan Auto Owner Trust,
 4.88%, 06/15/12                                    240              236
Citibank Credit Card Issuance Trust,
 6.88%, 11/16/09                                    375              381
 3.50%, 08/16/10                                    285              273
Citigroup Commercial Mortgage Trust,
 4.22%, 09/20/51 (c)                                500              475
CNH Equipment Trust,
 3.64%, 09/17/07 (a)                                328              327
Crusade Global Trust,
 5.30%, 11/19/37 (a) (b)                            437              436
First Horizon Alternative Mortgage
 Securities,
 4.74%, 06/25/34 (b)                                839              823
First Union National Bank Commercial
 Mortgage,
 6.94%, 10/15/32 (b)                                370              372
 6.42%, 08/15/33 (b)                                300              308
Granite Mortgages plc,
 5.24%, 07/20/20 (a) (b)                            664              664
Greenwich Capital Commercial Funding Corp.,
 4.95%, 01/11/35                                    525              502
 3.92%, 08/10/42                                    381              371
GS Mortgage Securities Corp. II,
 4.61%, 01/10/40                                    800              749
Harley-Davidson Motorcycle Trust,
 3.20%, 05/15/12                                    658              640
LB-UBS Commercial Mortgage Trust,
 7.95%, 05/15/25 (b)                                525              561
 3.27%, 09/15/26                                    438              431
 6.65%, 11/15/27                                    425              440
 6.37%, 12/15/28 (b)                                500              513
MLCC Mortgage Investors, Inc.,
 5.55%, 03/25/30 (a) (b)                            499              499
Puma Finance Limited,
 5.37%, 08/09/35 (a) (b) (c)                        690              691
Wachovia Bank Commercial Mortgage Trust,
 4.96%, 11/15/35                                    500              473
                                                                  ------

Cost: $11,426                                                     11,293


CORPORATE BONDS - 12.9%
Airlines - 1.4%
Delta Air Lines,
 6.42%, 07/02/12                                    110              111
 6.72%, 01/02/23                                    124              126
Northwest Airlines, Inc.,
 6.26%, 11/20/21                                    461              460
                                                                  ------

                                                                     697
Broadcasting - 0.4%
Rogers Cable, Inc.,
 5.50%, 03/15/14                                    250              222
Construction - 0.4%
KB Home,
 5.88%, 01/15/15                                    250              218

Electrical Equipment - 1.4%
Chartered Semiconductor,
 6.25%, 04/04/13                                    500              485
Flextronics International, Ltd.,
 6.50%, 05/15/13                                    250              238
                                                                  ------

                                                                     723
Energy & Utilities - 0.5%
Chesapeake Energy Corp.,
 6.50%, 08/15/17                                    250              228

Financial - Diversified - 1.0%
Merrill Lynch & Co.,
 6.05%, 05/16/16                                    500              497

Insurance - 1.0%

W. R. Berkley Corp.,
 5.60%, 05/15/15                                    300              283
Fidelity National Financial,
 5.25%, 03/15/13                                    250              228
                                                                  ------

                                                                     511
Multimedia - 2.4%
Time Warner, Inc.,
 7.70%, 05/01/32                                    510              554
Viacom, Inc.,
 6.25%, 04/30/16 (c)                                675              655
                                                                  ------

                                                                   1,209

SEE FINANCIAL NOTES

                                                       JUNE 30, 2006 ($ X 1,000)

-------------------------------------------------------------------------
INCOME FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------

Real Estate - 1.9%
iStar Financial, Inc.,
 5.88%, 03/15/16                                    500              480
Simon Property Group LP,
 5.10%, 06/15/15                                    500              462
                                                                  ------

                                                                     942
Restaurants - 0.5%
Domino's, Inc.,
 8.25%, 07/01/11                                    250              259

Telecommunications - 2.0%
America Movil S.A. de C.V.,
 5.50%, 03/01/14                                    500              462
Embarq Corp.,
 8.00%, 06/01/36                                    520              523
                                                                  ------

                                                                     985
                                                                  ------



TOTAL CORPORATE BONDS                                              6,491
Cost: $6,695


U.S. GOVERNMENT AGENCY OBLIGATIONS - 34.4%
Federal Home Loan Mortgage Corporation - 11.6%
5.50%, 07/15/36 (d) (e)                           6,100            5,857

Federal National Mortgage Association - 22.8%
5.76%, 12/25/11                                     200              202
4.50%, 07/01/20 (d) (e)                           2,700            2,552
5.00%, 07/15/20 (d) (e)                           3,100            2,985
5.00%, 07/01/35 (d) (e)                           4,300            4,019
6.50%, 07/01/32 (d) (e)                           1,700            1,708
                                                                  ------

                                                                  11,466
                                                                  ------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                          17,323
Cost: $17,458


U.S. TREASURY NOTES - 32.8%
4.88%, 05/31/08                                   3,000            2,983
4.88%, 05/15/09                                   2,500            2,483
4.88%, 05/31/11                                   3,600            3,563
4.00%, 11/15/12                                   3,470            3,262
5.13%, 05/15/16                                   1,900            1,898
5.38%, 02/15/31                                   2,283            2,322
                                                                  ------

Cost: $16,778                                                     16,511


REPURCHASE AGREEMENTS - 31.4%
Fifth Third Bank, Inc.,
 4.95%, 07/03/06 (a)
(Date of agreement 06/30/06, proceeds at maturity $15,811,
 collateralized by Federal Home Loan Mortgage Corp.
 security, 3.45%, 03/12/08, market value $16,280)
Cost: $15,805                                    15,805           15,805
                                                                  ------

TOTAL INVESTMENTS - 134.0%                                        67,423
Cost: $68,162

Percentages indicated are based on net assets of $50,321.

(a) Security considered collateral for "to be announced" mortgage dollar roll transactions.

(b) Variable rate security. The rate presented represents the rate in effect at June 30, 2006.

(c) Rule 144A security.

(d) Security was traded on a "to be announced" basis.

(e) Security was acquired under a mortgage dollar roll transaction.
--------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
MONEY MARKET FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
CERTIFICATES OF DEPOSITS - 0.2%
City National Bank of New Jersey,
 4.25%, 03/14/07 (a)                               100               100
Self Help Credit Union,
 4.73%, 03/14/07 (a)                               100               100
                                                                  ------

TOTAL CERTIFICATES OF DEPOSIT                                        200
Cost: $200


COMMERCIAL PAPER - 85.4%
American General Finance Corp.,
 5.11%, 07/06/06                                   443               443
 5.40%, 08/30/06                                 1,000               991
Atlantis One Funding Corp.,
 5.07%, 07/25/06 (b)                             1,000               997
 5.21%, 08/18/06 (b)                             1,000               993
 5.17%, 09/07/06 (b)                             1,050             1,040
 5.42%, 09/21/06 (b)                             1,125             1,111
Barclays Capital plc,
 5.17%, 08/16/06                                 2,000             1,987
Barton Capital LLC,
 5.33%, 07/10/06 (b)                             1,028             1,027
 5.17%, 08/11/06 (b)                             1,548             1,539
Charta Corp.,
 5.06%, 07/11/06 (b)                             1,500             1,498
 5.08%, 07/12/06 (b)                             1,750             1,747
 5.14%, 08/03/06 (b)                             1,000               995
Cooperative Association of Tractor Dealers,
 5.08%, 07/25/06                                   588               586
 5.16%, 07/26/06                                   263               262
 5.03%, 07/27/06                                 1,040             1,036
 5.16%, 08/01/06                                   555               553
 5.03%, 08/07/06                                 1,195             1,189
 5.23%, 08/29/06                                   250               248
 5.26%, 11/21/06                                   288               282
Countrywide Home Loans,
 5.30%, 07/03/06                                 1,047             1,047
 5.11%, 07/13/06                                   600               599
 5.25%, 07/20/06                                 1,543             1,538
Fountain Square,
 5.08%, 07/31/06 (b)                             1,347             1,340
 5.11%, 08/03/06 (b)                               514               512
 5.12%, 08/04/06 (b)                             1,125             1,120
 5.18%, 08/24/06 (b)                             1,089             1,081
Galaxy Funding, Inc.,
 5.09%, 08/08/06 (b)                             2,551             2,537
 5.20%, 08/10/06 (b)                             1,200             1,193
 5.09%, 08/17/06 (b)                               560               556
Galleon Capital,
 5.06%, 07/07/06 (b)                               794               793
 5.05%, 07/13/06 (b)                             1,300             1,298
 5.09%, 07/28/06 (b)                             2,185             2,177
General Re Corp.,
 4.97%, 07/17/06                                 3,948             3,939
Harley-Davidson Funding Corp.,
 5.12%, 07/14/06 (b)                             1,004             1,002
ING America Insurance,
 4.99%, 07/19/06                                 4,298             4,287
Merrill Lynch & Co., Inc.,
 4.92%, 07/05/06                                 2,156             2,154
 4.93%, 07/12/06                                   995               994
 4.96%, 07/14/06                                 1,148             1,146
Metlife Funding, Inc.,
 5.14%, 08/02/06 (b)                             2,425             2,414
Mid States Federal Credit Union Corp.,
 5.27%, 07/25/06                                 1,380             1,375
Rabobank,
 4.87%, 07/05/06                                   500               500
 5.23%, 09/29/06                                 3,411             3,368
Societe Generale,
 5.01%, 07/19/06                                   134               134
 5.17%, 08/08/06                                   900               895
 5.09%, 08/09/06                                 1,267             1,260
 5.14%, 08/15/06                                   281               279
 5.20%, 08/22/06                                 1,600             1,588
Toronto Dominion Bank,
 5.10%, 07/24/06 (b)                             3,360             3,349
 5.50%, 10/27/06 (b)                               500               491
UBS Finance Corp.,
 4.99%, 07/07/06                                 3,000             2,999
 5.17%, 08/21/06                                   200               199
 5.17%, 08/22/06                                 1,000               993
Verizon Network Funding,
 5.10%, 07/06/06                                 2,000             1,998
 5.19%, 07/17/06                                   600               599
 5.23%, 08/17/06                                 1,621             1,610
                                                                  ------

TOTAL COMMERCIAL PAPER                                            71,888
Cost: $71,888


SEE FINANCIAL NOTES

                                                       JUNE 30, 2006 ($ X 1,000)

-------------------------------------------------------------------------
MONEY MARKET FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------


MUNICIPAL NOTES - 4.2%
New York State Housing Finance Agency,
 5.36%, 11/15/29 (c)                             3,500             3,500
Cost: $3,500


U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.2%
Federal Home Loan Bank - 3.8%
 5.25%, 07/21/06                                 1,000               997
 5.31%, 08/23/06                                   489               485
 5.30%, 09/15/06                                 1,652             1,634
                                                                  ------

                                                                   3,116
Federal Home Loan Mortgage Corporation - 3.5%
 4.91%, 07/18/06                                 2,085             2,080
 5.06%, 08/22/06                                   100                99
 5.31%, 10/10/06                                   836               824
                                                                  ------

                                                                   3,003
Federal National Mortgage Association - 1.9%
 5.06%, 08/21/06                                   100                99
 5.26%, 09/13/06                                 1,540             1,524
                                                                  ------

                                                                   1,623
                                                                  ------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                           7,742
Cost: $7,742
TOTAL INVESTMENTS - 99.0%                                         83,330
Cost: $83,330

Percentages indicated are based on net assets of $84,161.

(a) Restricted security which may not be publicly sold without registration under the Securities Act of 1933.

(b) Rule 144A security.

(c) Variable rate security. The rate presented represents the rate in effect at June 30, 2006.
--------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

STATEMENTS OF ASSETS
AND LIABILITIES

                                                Core Growth    Emerging Growth   Small Cap Core
                                                    Fund            Fund           Growth Fund
------------------------------------------------------------------------------------------------
ASSETS
Investments, at value                           $306,392,944    $ 167,465,295      $35,801,980
Repurchase agreements                              8,951,234        9,454,854        2,709,744
                                                ------------------------------------------------
Total investments                                315,344,178      176,920,149       38,511,724
Cash                                                      --               --               --
Foreign currency                                          --               --               --
Receivables:
 Interest and dividends                              285,842           58,358            4,108
 Investments sold                                         --        1,742,979          290,671
 Tax reclaims                                             --               --               --
 Capital shares issued                               131,183           43,954           24,458
 Due from investment adviser                              --               --               --
Prepaid expenses                                      29,105           21,362            7,614
                                                ------------------------------------------------
Total assets                                     315,790,308      178,786,802       38,838,575
LIABILITIES
Payables:
 Dividends to shareholders                                --               --               --
 Investments purchased                                    --        1,768,088          880,641
 Capital shares redeemed                             308,913           68,699               --
 Investment management fees                           63,468           69,887            7,428
 Administrative fees                                  19,040           10,483            2,228
 Distribution fees                                    27,214           17,383            3,714
 Shareholder service fees                             11,765            4,540              871
 Transfer agent expenses                             174,026          117,902           22,378
 Other accrued expenses                               97,960           56,102           11,373
                                                ------------------------------------------------
Total liabilities                                    702,386        2,113,084          928,633
------------------------------------------------------------------------------------------------
NET ASSETS                                      $315,087,922    $ 176,673,718      $37,909,942
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
NET ASSETS
Standard Shares:
 Net assets                                     $268,593,019    $ 170,703,590      $37,909,942
 Number of shares outstanding                     13,157,655       10,409,102        3,037,225
 Net asset value, offering and redemption
   price per share                              $      20.41    $       16.40      $     12.48
Institutional Shares:
 Net assets                                     $ 44,835,952    $     899,284               --
 Number of shares outstanding                      2,614,031           52,554               --
 Net asset value, offering and redemption
   price per share                              $      17.15    $       17.11               --
Administrative Shares:
 Net assets                                     $  1,658,951    $   5,070,844               --
 Number of shares outstanding                         79,132          302,338               --
 Net asset value, offering and redemption
   price per share                              $      20.96    $       16.77               --
Net assets consist of:
 Paid-in capital                                $319,633,625    $ 308,007,727      $30,991,415
 Accumulated (Distributions in excess of) net
   investment income/loss                                 --               --               --
 Accumulated net realized gains/losses on
   investments and foreign currencies            (27,010,081)    (173,908,556)         439,733
 Net unrealized appreciation/depreciation on
   investments and foreign currencies             22,464,378       42,574,547        6,478,794
------------------------------------------------------------------------------------------------
NET ASSETS                                      $315,087,922    $ 176,673,718      $37,909,942
------------------------------------------------------------------------------------------------
Investments, at cost                            $292,879,800    $ 134,345,602      $32,032,930
Foreign currency, at cost                                 --               --               --

SEE FINANCIAL NOTES

                                                             AS OF JUNE 30, 2006

       Value      Global Equity    Balanced       Income      Money Market
       Fund           Fund           Fund          Fund           Fund
--------------------------------------------------------------------------
    $35,507,132   $  76,901,465   $10,364,594   $51,618,311   $83,330,334
      2,974,128       4,732,039       654,108    15,804,892            --
--------------------------------------------------------------------------
     38,481,260      81,633,504    11,018,702    67,423,203    83,330,334
             --              --            --            --     1,783,701
             --          55,176            --            --            --
         31,060         153,431        47,642       309,750        14,115
             --              --       103,203            --            --
             --          84,211            --            --            --
          5,570           7,646            --           961       553,814
         27,302              --         3,443            --            --
         22,304          18,865         6,003        10,476        20,802
--------------------------------------------------------------------------
     38,567,496      81,952,833    11,178,993    67,744,390    85,702,766
             --              --         4,520        16,477         9,204
             --              --        66,930    17,287,247            --
          5,153         261,074        11,386        49,548     1,435,319
         10,741          32,530         2,907        13,356        12,289
          2,302           4,878           671         3,082         5,267
          3,291           8,059         1,118         5,137            --
            911           2,117           271         1,100         1,952
         20,869          59,488         6,247        28,985        51,238
          6,742          25,428         4,367        18,784        26,808
--------------------------------------------------------------------------
         50,009         393,574        98,417    17,423,716     1,542,077
--------------------------------------------------------------------------
    $38,517,487   $  81,559,259   $11,080,576   $50,320,674   $84,160,689
--------------------------------------------------------------------------
--------------------------------------------------------------------------
    $33,081,217   $  79,440,548   $11,080,576   $50,320,674   $74,260,055
      2,597,051       4,335,059       904,997     5,293,367    74,358,406
    $     12.74   $       18.33   $     12.24   $      9.51   $      1.00
    $ 5,436,270   $     733,295            --            --   $ 9,900,634
        427,368          38,488            --            --     9,905,941
    $     12.72   $       19.05            --            --   $      1.00
             --   $   1,385,416            --            --            --
             --          74,256            --            --            --
             --   $       18.66            --            --            --
    $39,814,554   $ 188,267,433   $10,656,282   $57,913,686   $84,198,296
         54,391          (4,618)           --            --           989
     (6,805,238)   (121,503,988)      135,788    (6,854,600)      (38,596)
      5,453,780      14,800,432       288,506      (738,412)           --
--------------------------------------------------------------------------
    $38,517,487   $  81,559,259   $11,080,576   $50,320,674   $84,160,689
--------------------------------------------------------------------------
    $33,027,480   $  66,837,525   $10,730,196   $68,161,615   $83,330,334
             --          54,873            --            --            --

                                                             SEE FINANCIAL NOTES

STATEMENTS OF OPERATIONS

                                              Core Growth     Emerging Growth    Small Cap Core
                                                  Fund             Fund           Growth Fund
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                      $    552,403      $   145,257        $   70,862
Dividend (1)                                     3,155,004          908,826           135,769
-----------------------------------------------------------------------------------------------
Total investment income                          3,707,407        1,054,083           206,631
EXPENSES
Investment management fees                       1,692,307        1,747,371           170,069
Administrative fees                                507,694          262,106            51,021
Distribution fees:
 Standard shares                                   716,121          421,237            85,035
 Administrative shares                               4,100           13,172                --
Shareholder service fees:
 Standard shares                                   725,794          106,057            19,095
 Institutional shares                                  671               95                --
 Administrative shares                                 114              114                --
Transfer agent expenses:
 Standard shares                                   633,684          461,785            98,684
 Institutional shares                                2,232              317                --
 Administrative shares                               1,134            1,977                --
Accounting expenses                                130,413           69,595            15,606
Custody expenses                                    11,723            5,676             2,300
Registration expenses                               37,297           34,286            14,708
Trustee expenses                                    61,896           31,445             5,853
Other expenses                                     250,298          142,949            27,947
-----------------------------------------------------------------------------------------------
Total expenses before reimbursements or
 waivers                                         4,775,478        3,298,182           490,318
Reimbursements or waivers from adviser                  --               --                --
-----------------------------------------------------------------------------------------------
Net expenses                                     4,775,478        3,298,182           490,318
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/LOSS                    $ (1,068,071)     $(2,244,099)       $ (283,687)
REALIZED AND UNREALIZED GAINS/LOSSES ON
 INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
Realized gains/losses on investments and
 foreign currency transactions                $ 46,437,932      $16,391,277        $3,401,326
Change in unrealized
 appreciation/depreciation on investments
 and foreign currencies                        (32,840,999)      11,851,314           938,778
-----------------------------------------------------------------------------------------------
Net realized and unrealized gains/losses
 on investments and foreign currencies          13,596,933       28,242,591         4,340,104
CHANGE IN NET ASSETS FROM OPERATIONS          $ 12,528,862      $25,998,492        $4,056,417
(1) Dividend income net of withholding taxes. For the year ended June 30, 2006, withholding taxes for the Global Equity Fund were $37,866.

SEE FINANCIAL NOTES

                                                        YEAR ENDED JUNE 30, 2006

      Value      Global Equity   Balanced      Income      Money Market
       Fund          Fund          Fund         Fund           Fund
-----------------------------------------------------------------------
    $   44,536    $    78,752    $ 160,525   $ 2,613,695    $3,659,069
       433,469      1,541,077       59,366            --            --
-----------------------------------------------------------------------
       478,005      1,619,829      219,891     2,613,695     3,659,069
       232,268        830,403       59,447       356,345       305,002
        49,772        124,561       13,718        82,234       130,716
        79,883        201,278       22,864       137,056            --
            --          3,848           --            --            --
        18,215         49,871        5,718        29,275        46,451
             5             57           --            --           464
            --             47           --            --            --
        83,755        264,867       19,535       108,218       181,949
           200            219           --            --         1,404
            --          1,642           --            --            --
        15,138         50,642       14,276        27,424        33,713
         2,557         13,274        6,110         3,375         8,806
        17,786         34,608       13,805        15,083        29,128
         5,723         15,324        1,551        10,328        15,292
        28,842         67,592        7,835        48,564        68,268
-----------------------------------------------------------------------
       534,144      1,658,233      164,859       817,902       821,193
      (110,530)            --      (45,767)           --            --
-----------------------------------------------------------------------
       423,614      1,658,233      119,092       817,902       821,193
-----------------------------------------------------------------------
    $   54,391    $   (38,404)   $ 100,799   $ 1,795,793    $2,837,876
     1,120,508
    $             $ 3,754,241    $ 215,779   $(1,579,679)   $      (62)
     1,764,193      8,302,807     (140,549)   (1,158,558)           --
-----------------------------------------------------------------------
     2,884,701     12,057,048       75,230    (2,738,237)          (62)
    $2,939,092    $12,018,644    $ 176,029   $  (942,444)   $2,837,814

                                                             SEE FINANCIAL NOTES

STATEMENTS OF CHANGES
IN NET ASSETS

                                               CORE GROWTH FUND            EMERGING GROWTH FUND
---------------------------------------------------------------------------------------------------
                                            For the        For the        For the        For the
                                           year ended     year ended     year ended     year ended
                                            06/30/06       06/30/05       06/30/06       06/30/05
---------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income/loss                $ (1,068,071)  $   (708,531)  $ (2,244,099)  $ (2,286,103)
Realized gains/losses on investments and
 foreign currency transactions              46,437,932     13,066,631     16,391,277     (2,034,432)
Change in unrealized appreciation/
 depreciation on investments and foreign
 currencies                                (32,840,999)    15,286,460     11,851,314     17,191,037
---------------------------------------------------------------------------------------------------
Change in net assets from operations        12,528,862     27,644,560     25,998,492     12,870,502
Dividends to Shareholders:
 From net realized gains on investments:
   Standard Shares                                  --             --             --             --
---------------------------------------------------------------------------------------------------
Total dividends                                     --             --             --             --
Change in net assets from capital
 transactions                              (21,131,884)   (48,783,373)   (15,191,378)   (27,903,648)
CHANGE IN NET ASSETS                      $ (8,603,022)  $(21,138,813)  $ 10,807,114   $(15,033,146)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                       $323,690,944   $344,829,757   $165,866,604   $180,899,750
End of period                             $315,087,922   $323,690,944   $176,673,718   $165,866,604
---------------------------------------------------------------------------------------------------
Accumulated (distributions in excess of)
 net investment income/loss               $         --   $         --   $         --   $         --
---------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
Standard Shares
 Proceeds from shares issued              $ 19,766,782   $ 13,543,217   $ 23,763,198   $ 13,949,825
 Dividends reinvested                               --             --             --             --
 Cost of shares redeemed                   (40,508,379)   (48,788,003)   (36,013,649)   (34,269,158)
                                          ---------------------------------------------------------
 Net change                                (20,741,597)   (35,244,786)   (12,250,451)   (20,319,333)
                                          ---------------------------------------------------------
Institutional Shares
 Proceeds from shares issued              $ 28,867,126   $ 18,399,176   $    232,979   $    559,501
 Cost of shares redeemed                   (29,194,052)   (31,826,203)    (2,151,187)    (1,710,905)
                                          ---------------------------------------------------------
 Net change                                   (326,926)   (13,427,027)    (1,918,208)    (1,151,404)
                                          ---------------------------------------------------------
Administrative Shares
 Proceeds from shares issued              $    531,600   $    426,879   $    854,234   $    890,326
 Cost of shares redeemed                      (594,961)      (538,439)    (1,876,953)    (7,323,237)
                                          ---------------------------------------------------------
 Net change                                    (63,361)      (111,560)    (1,022,719)    (6,432,911)
                                          ---------------------------------------------------------
CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS                              $(21,131,884)  $(48,783,373)  $(15,191,378)  $(27,903,648)
---------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Standard Shares
 Issued                                        933,592        728,440      1,485,237      1,059,522
 Reinvested                                         --             --             --             --
 Redeemed                                   (1,923,535)    (2,622,290)    (2,282,753)    (2,599,019)
                                          ---------------------------------------------------------
 Net change                                   (989,943)    (1,893,850)      (797,516)    (1,539,497)
                                          ---------------------------------------------------------
Institutional Shares
 Issued                                      1,646,381      1,176,634         13,737         41,357
 Redeemed                                   (1,651,566)    (2,082,889)      (141,270)      (124,903)
                                          ---------------------------------------------------------
 Net change                                     (5,185)      (906,255)      (127,533)       (83,546)
                                          ---------------------------------------------------------
Administrative Shares
 Issued                                         24,473         22,427         51,723         67,524
 Redeemed                                      (28,026)       (28,441)      (116,060)      (576,879)
                                          ---------------------------------------------------------
 Net change                                     (3,553)        (6,014)       (64,337)      (509,355)
                                          ---------------------------------------------------------
CHANGE IN SHARES FROM SHARE TRANSACTIONS      (998,681)    (2,806,119)      (989,386)    (2,132,398)
---------------------------------------------------------------------------------------------------
* The Value Fund Institutional shares commenced operations on March 31, 2006.

SEE FINANCIAL NOTES

  SMALL CAP CORE GROWTH FUND              VALUE FUND                GLOBAL EQUITY FUND
-------------------------------------------------------------------------------------------
    For the year   For the year   For the year   For the year   For the year   For the year
       ended          ended          ended          ended          ended          ended
      06/30/06       06/30/05     6/30/2006 *      06/30/05       06/30/06       06/30/05
-------------------------------------------------------------------------------------------
    $  (283,687)   $  (300,309)   $    54,391    $   (28,176)   $    (38,404)  $    141,025
      3,401,326     (2,896,785)     1,120,508      1,338,604       3,754,241      6,000,124
        938,778      4,753,730      1,764,193      1,273,049       8,302,807     (2,235,549)
-------------------------------------------------------------------------------------------
      4,056,417      1,556,636      2,939,092      2,583,477      12,018,644      3,905,600
             --     (1,298,737)            --             --              --             --
-------------------------------------------------------------------------------------------
             --     (1,298,737)            --             --              --             --
      3,794,453         99,867      7,787,498      1,336,365     (15,299,387)   (22,076,750)
    $ 7,850,870    $   357,766    $10,726,590    $ 3,919,842    $ (3,280,743)  $(18,171,150)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
    $30,059,072    $29,701,306    $27,790,897    $23,871,055    $ 84,840,002   $103,011,152
    $37,909,942    $30,059,072    $38,517,487    $27,790,897    $ 81,559,259   $ 84,840,002
-------------------------------------------------------------------------------------------
    $        --    $        --    $    54,391    $        --    $     (4,618)  $    (13,609)
-------------------------------------------------------------------------------------------
    $10,643,513    $ 7,867,590    $13,809,233    $ 8,531,488    $  7,340,857   $  7,159,084
             --      1,265,634             --             --              --             --
     (6,849,060)    (9,033,357)   (11,505,434)    (7,195,123)    (19,880,961)   (26,154,054)
-------------------------------------------------------------------------------------------
      3,794,453         99,867      2,303,799      1,336,365     (12,540,104)   (18,994,970)
-------------------------------------------------------------------------------------------
             --             --      5,483,699             --    $      5,389   $    613,484
             --             --             --             --      (2,346,225)    (3,015,760)
-------------------------------------------------------------------------------------------
             --             --      5,483,699             --      (2,340,836)    (2,402,276)
-------------------------------------------------------------------------------------------
             --             --             --             --    $    267,371   $    313,429
             --             --             --             --        (685,818)      (992,933)
-------------------------------------------------------------------------------------------
             --             --             --             --        (418,447)      (679,504)
-------------------------------------------------------------------------------------------
    $ 3,794,453    $    99,867    $ 7,787,498    $ 1,336,365    $(15,299,387)  $(22,076,750)
-------------------------------------------------------------------------------------------
        873,576        750,734      1,115,039        795,995         416,762        468,530
             --        117,843             --             --              --             --
       (569,176)      (876,978)      (913,517)      (671,471)     (1,148,666)    (1,701,043)
-------------------------------------------------------------------------------------------
        304,400         (8,401)       201,522        124,524        (731,904)    (1,232,513)
-------------------------------------------------------------------------------------------
             --             --        427,368             --             116         38,057
             --             --             --             --        (137,975)      (198,226)
-------------------------------------------------------------------------------------------
             --             --        427,368             --        (137,859)      (160,169)
-------------------------------------------------------------------------------------------
             --             --             --             --          14,995         20,183
             --             --             --             --         (37,945)       (62,430)
-------------------------------------------------------------------------------------------
             --             --             --             --         (22,950)       (42,247)
-------------------------------------------------------------------------------------------
        304,400         (8,401)       628,890        124,524        (892,713)    (1,434,929)
-------------------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

STATEMENTS OF CHANGES
IN NET ASSETS

                                             BALANCED FUND                 INCOME FUND
-----------------------------------------------------------------------------------------------
                                       For the year    For the     For the year    For the year
                                          ended       year ended       ended          ended
                                         06/30/06      06/30/05      06/30/06        06/30/05
-----------------------------------------------------------------------------------------------
OPERATIONS
Net investment income/loss             $   100,799    $   40,601   $   1,795,793   $  2,111,638
Realized gains/losses on investments
 and foreign currency transactions         215,779       (77,836)     (1,579,679)       352,980
Change in unrealized appreciation/
 depreciation on investments and
 foreign currencies                       (140,549)      350,600      (1,158,558)       552,719
-----------------------------------------------------------------------------------------------
Change in net assets from operations       176,029       313,365        (942,444)     3,017,337
Dividends to Shareholders:
 From net investment income:
   Standard Shares                        (101,583)      (41,749)     (1,825,925)    (2,182,135)
   Institutional Shares                         --            --              --             --
 From net realized gains on
   investments:
   Standard Shares                              --       (72,335)             --             --
-----------------------------------------------------------------------------------------------
Total dividends                           (101,583)     (114,084)     (1,825,925)    (2,182,135)
Change in net assets from capital
 transactions                            5,514,670     2,488,096      (3,507,745)    (3,800,843)
CHANGE IN NET ASSETS                   $ 5,589,116    $2,687,377   $  (6,276,114)  $ (2,965,641)
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                    $ 5,491,460    $2,804,083   $  56,596,788   $ 59,562,429
End of period                          $11,080,576    $5,491,460   $  50,320,674   $ 56,596,788
-----------------------------------------------------------------------------------------------
Accumulated (distributions in excess
 of) net investment income/loss        $        --    $       (1)  $          --   $          1
-----------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
Standard Shares
 Proceeds from shares issued           $ 7,086,693    $3,202,991   $   6,731,817   $  5,746,190
 Dividends reinvested                       87,089       116,909       1,653,835      2,140,899
 Cost of shares redeemed                (1,659,112)     (831,804)    (11,893,397)   (11,687,932)
                                       --------------------------------------------------------
 Net change                              5,514,670     2,488,096      (3,507,745)    (3,800,843)
                                       --------------------------------------------------------
Institutional Shares
 Proceeds from shares issued                    --            --              --             --
 Dividends reinvested                           --            --              --             --
 Cost of shares redeemed                        --            --              --             --
                                       --------------------------------------------------------
 Net change                                     --            --              --             --
                                       --------------------------------------------------------
CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS                           $ 5,514,670    $2,488,096   $  (3,507,745)  $ (3,800,843)
-----------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Standard Shares
 Issued                                    568,623       278,643         687,649        572,962
 Reinvested                                  6,975        10,053         169,782        214,215
 Redeemed                                 (133,278)      (72,998)     (1,222,490)    (1,168,437)
                                       --------------------------------------------------------
 Net change                                442,320       215,698        (365,059)      (381,260)
                                       --------------------------------------------------------
Institutional Shares
 Issued                                         --            --              --             --
 Reinvested                                     --            --              --             --
 Redeemed                                       --            --              --             --
                                       --------------------------------------------------------
 Net change                                     --            --              --             --
                                       --------------------------------------------------------
CHANGE IN SHARES FROM SHARE
TRANSACTIONS                               442,320       215,698        (365,059)      (381,260)
-----------------------------------------------------------------------------------------------

SEE FINANCIAL NOTES

          MONEY MARKET FUND
--------------------------------
     For the year   For the year
        ended          ended
       06/30/06       06/30/05
--------------------------------
     $  2,837,876   $  1,134,923
              (62)       (29,451)
               --             --
--------------------------------
        2,837,814      1,105,472
       (2,416,825)      (951,801)
         (420,062)      (183,122)
               --             --
--------------------------------
       (2,836,887)    (1,134,923)
       (5,327,092)    (4,726,157)
     $ (5,326,165)  $ (4,755,608)
--------------------------------
--------------------------------
     $ 89,486,854   $ 94,242,462
     $ 84,160,689   $ 89,486,854
--------------------------------
     $        989   $         --
--------------------------------
     $ 62,680,511   $ 67,336,900
        2,342,559        946,951
      (67,488,052)   (74,764,898)
--------------------------------
       (2,464,982)    (6,481,047)
--------------------------------
     $  3,178,033   $  4,217,756
          419,204        187,562
       (6,459,347)    (2,650,428)
--------------------------------
       (2,862,110)     1,754,890
--------------------------------
     $ (5,327,092)  $ (4,726,157)
--------------------------------
       62,680,511     67,336,900
        2,342,559        946,951
      (67,488,052)   (74,764,898)
--------------------------------
       (2,464,982)    (6,481,047)
--------------------------------
        3,178,033      4,217,756
          419,204        187,562
       (6,459,347)    (2,650,428)
--------------------------------
       (2,862,110)     1,754,890
--------------------------------
       (5,327,092)    (4,726,157)
--------------------------------

                                                             SEE FINANCIAL NOTES

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                                      INVESTMENT ACTIVITIES             DIVIDENDS
---------------------------------------------------------------------------------------------------------
                                       Net asset                  Net realized
                                        value,         Net       and unrealized   Total from    From net
                                       beginning   investment     gains/losses    investment   investment
                                       of period   income/loss   on investments   operations     income
---------------------------------------------------------------------------------------------------------
CORE GROWTH FUND
STANDARD SHARES
---------------------------------------------------------------------------------------------------------
Year ended June 30, 2006                $19.72        (0.09)           0.78           0.69          --
Year ended June 30, 2005                 18.10        (0.06)           1.68           1.62          --
Year ended June 30, 2004                 16.44        (0.12)           1.78           1.66          --
Year ended June 30, 2003                 16.73        (0.04)          (0.25)         (0.29)         --
Year ended June 30, 2002                 22.12        (0.09)          (5.30)         (5.39)         --
INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------
Year ended June 30, 2006                $16.45         0.06            0.64           0.70          --
Year ended June 30, 2005                 14.99         0.07            1.39           1.46          --
Year ended June 30, 2004                 13.52         0.01            1.46           1.47          --
Year ended June 30, 2003                 13.66         0.05           (0.19)         (0.14)         --
Year ended June 30, 2002                 17.94         0.04           (4.32)         (4.28)         --
ADMINISTRATIVE SHARES
---------------------------------------------------------------------------------------------------------
Year ended June 30, 2006                $20.17           --(1)         0.79           0.79          --
Year ended June 30, 2005                 18.44         0.02            1.71           1.73          --
Year ended June 30, 2004                 16.68        (0.08)           1.84           1.76          --
Year ended June 30, 2003                 16.91         0.01           (0.24)         (0.23)         --
Year ended June 30, 2002                 22.27        (0.01)          (5.35)         (5.36)         --
---------------------------------------------------------------------------------------------------------
EMERGING GROWTH FUND
STANDARD SHARES
---------------------------------------------------------------------------------------------------------
Year ended June 30, 2006                $14.10        (0.20)(2)        2.50           2.30          --
Year ended June 30, 2005                 13.01        (0.18)(2)        1.27           1.09          --
Year ended June 30, 2004                 10.96        (0.20)           2.25           2.05          --
Year ended June 30, 2003                 11.82        (0.17)          (0.69)         (0.86)         --
Year ended June 30, 2002                 15.79        (0.20)          (3.77)         (3.97)         --
INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------
Year ended June 30, 2006                $14.62        (0.12)(2)        2.61           2.49          --
Year ended June 30, 2005                 13.41        (0.10)(2)        1.31           1.21          --
Year ended June 30, 2004                 11.23        (0.15)           2.33           2.18          --
Year ended June 30, 2003                 12.02        (0.10)          (0.69)         (0.79)         --
Year ended June 30, 2002                 15.96        (0.11)(2)       (3.83)         (3.94)         --
ADMINISTRATIVE SHARES
---------------------------------------------------------------------------------------------------------
Year ended June 30, 2006                $14.37        (0.16)(2)        2.56           2.40          --
Year ended June 30, 2005                 13.22        (0.14)(2)        1.29           1.15          --
Year ended June 30, 2004                 11.11        (0.14)           2.25           2.11          --
Year ended June 30, 2003                 11.92        (0.10)          (0.71)         (0.81)         --
Year ended June 30, 2002                 15.87        (0.13)          (3.82)         (3.95)         --
---------------------------------------------------------------------------------------------------------
(1) Less than $0.005 per share.
(2) Based on average shares outstanding.

SEE FINANCIAL NOTES

    TO SHAREHOLDERS                                                        RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
                                                                     Net           Ratio of         Ratio of net
      From                                 Net asset               assets,        expenses to        investment
      net         Total                      value,     Total      end of         average net       income/loss
    realized   dividends to   Redemption      end       return     period       assets, net of     to average net
     gains     shareholders      fee       of period     (%)     ($ X 1,000)   reimbursement (%)     assets (%)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
        --           --           --         $20.41       3.50    $268,593           1.52              (0.43)
        --           --           --          19.72       8.95     278,940           1.55              (0.32)
        --           --           --          18.10      10.10     290,352           1.50              (0.65)
        --           --           --          16.44      (1.73)    285,339           1.37              (0.28)
        --           --           --          16.73     (24.37)    326,793           1.34              (0.43)
-----------------------------------------------------------------------------------------------------------------
        --           --           --         $17.15       4.26    $ 44,836           0.80               0.30
        --           --           --          16.45       9.74      43,083           0.80               0.42
        --           --           --          14.99      10.96      52,842           0.77               0.08
        --           --           --          13.52      (1.02)     63,571           0.69               0.36
        --           --           --          13.66     (23.86)     85,140           0.68               0.23
-----------------------------------------------------------------------------------------------------------------
        --           --           --         $20.96       3.92    $  1,659           1.12              (0.02)
        --           --           --          20.17       9.38       1,667           1.14               0.09
        --           --           --          18.44      10.55       1,635           1.11              (0.27)
        --           --           --          16.68      (1.36)      2,426           1.00               0.09
        --           --           --          16.91     (24.07)      2,029           0.94              (0.05)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
        --           --           --         $16.40      16.31    $170,704           1.90              (1.30)
        --           --           --          14.10       8.38     157,963           1.96              (1.39)
        --           --           --          13.01      18.70     165,782           1.93              (1.47)
        --           --           --          10.96      (7.28)    157,911           1.95              (1.56)
        --           --           --          11.82     (25.14)    190,812           1.80              (1.39)
-----------------------------------------------------------------------------------------------------------------
        --           --           --         $17.11      17.03    $    899           1.35              (0.77)
        --           --           --          14.62       9.02       2,633           1.33              (0.76)
        --           --           --          13.41      19.41       3,534           1.30              (0.85)
        --           --           --          11.23      (6.57)      5,379           1.25              (0.86)
        --           --           --          12.02     (24.69)      6,428           1.20              (0.78)
-----------------------------------------------------------------------------------------------------------------
        --           --           --         $16.77      16.70    $  5,071           1.60              (1.00)
        --           --           --          14.37       8.70       5,270           1.64              (1.08)
        --           --           --          13.22      18.99      11,584           1.60              (1.13)
        --           --           --          11.11      (6.80)      8,561           1.51              (1.13)
        --           --           --          11.92     (24.89)      8,444           1.47              (1.07)
-----------------------------------------------------------------------------------------------------------------

     RATIOS AND SUPPLEMENTAL DATA
     -----------------------------
         Ratio of
        expenses to
        average net      Portfolio
     assets, prior to    turnover
     reimbursement (%)   rate (%)
----------------------------------
           1.52           101.35
           1.55           101.34
           1.52           228.43
           1.53           183.75
           1.44            76.40
----------------------------------
           0.80           101.35
           0.80           101.34
           0.79           228.43
           0.76           183.75
           0.73            76.40
----------------------------------
           1.12           101.35
           1.14           101.34
           1.13           228.43
           1.06           183.75
           1.01            76.40
----------------------------------
----------------------------------
           1.90            60.19
           1.96           109.56
           1.94           151.80
           1.97           315.89
           1.86           202.57
----------------------------------
           1.35            60.19
           1.33           109.56
           1.31           151.80
           1.28           315.89
           1.26           202.57
----------------------------------
           1.60            60.19
           1.64           109.56
           1.62           151.80
           1.54           315.89
           1.53           202.57
----------------------------------

                                                             SEE FINANCIAL NOTES

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                                          INVESTMENT ACTIVITIES                 DIVIDENDS
-----------------------------------------------------------------------------------------------------------------
                                                                      Net realized
                                       Net asset                     and unrealized
                                        value,         Net            gains/losses        Total from    From net
                                       beginning   investment        on investments       investment   investment
                                       of period   income/loss   and foreign currencies   operations     income
-----------------------------------------------------------------------------------------------------------------
SMALL CAP CORE GROWTH FUND
STANDARD SHARES
-----------------------------------------------------------------------------------------------------------------
Year ended June 30, 2006                $11.00        (0.09)               1.57               1.48         --
Year ended June 30, 2005                 10.84        (0.11)               0.77               0.66         --
Year ended June 30, 2004                  8.67        (0.13)               2.30               2.17         --
Year ended June 30, 2003                  9.18        (0.09)              (0.42)             (0.51)        --
Year ended June 30, 2002                  9.52        (0.08)              (0.26)             (0.34)        --
-----------------------------------------------------------------------------------------------------------------
VALUE FUND
STANDARD SHARES
-----------------------------------------------------------------------------------------------------------------
Year ended June 30, 2006                $11.60         0.02                1.12               1.14         --
Year ended June 30, 2005                 10.51        (0.01)               1.10               1.09         --
Year ended June 30, 2004                  8.64        (0.02)               1.89               1.87         --
Year ended June 30, 2003                  8.74        (0.05)              (0.05)             (0.10)        --
One month period ended June 30,
 2002 (2)                                10.21        (0.01)              (1.46)             (1.47)        --
Year ended May 31, 2002                  15.29        (0.08)              (3.57)             (3.65)        --
INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------
Period ended June 30, 2006 (5)          $12.81         0.02               (0.11)             (0.09)        --
-----------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY FUND
STANDARD SHARES
-----------------------------------------------------------------------------------------------------------------
Year ended June 30, 2006                $15.86        (0.01)(1)            2.48               2.47         --
Year ended June 30, 2005                 15.18         0.02(1)             0.66               0.68         --
Year ended June 30, 2004                 13.39        (0.10)(1)            1.89               1.79         --
Year ended June 30, 2003                 14.22        (0.03)(1)           (0.82)             (0.85)        --
Year ended June 30, 2002                 18.31        (0.11)(1)           (3.99)             (4.10)        --
INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------
Year ended June 30, 2006                $16.39         0.07(1)             2.59               2.66         --
Year ended June 30, 2005                 15.58         0.12(1)             0.69               0.81         --
Year ended June 30, 2004                 13.65         0.04(1)             1.89               1.93         --
Year ended June 30, 2003                 14.40         0.05(1)            (0.82)             (0.77)        --
Year ended June 30, 2002                 18.46        (0.01)(1)           (4.06)             (4.07)        --
ADMINISTRATIVE SHARES
-----------------------------------------------------------------------------------------------------------------
Year ended June 30, 2006                $16.11         0.04(1)             2.51               2.55         --
Year ended June 30, 2005                 15.36         0.06(1)             0.69               0.75         --
Year ended June 30, 2004                 13.51        (0.02)(1)            1.87               1.85         --
Year ended June 30, 2003                 14.30         0.01(1)            (0.82)             (0.81)        --
Year ended June 30, 2002                 18.38        (0.06)(1)           (4.03)             (4.09)        --
-----------------------------------------------------------------------------------------------------------------
(1) Based on average shares outstanding.
(2) Subsequent to the annual report as of May 31, 2002, the Citizens Value Fund changed its fiscal year end to
    June 30.
(3) Not annualized.
(4) Annualized.
(5) For the period March 31, 2006, commencement of operations, to June 30, 2006.
(6) Less than $0.005 per share.

SEE FINANCIAL NOTES

    TO SHAREHOLDERS                                                        RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
                                                                      Net          Ratio of         Ratio of net
      From                                 Net asset                assets,       expenses to        investment
      net         Total                      value,     Total       end of        average net       income/loss
    realized   dividends to   Redemption      end       return      period      assets, net of     to average net
     gains     shareholders    fee (1)     of period     (%)      ($ X 1,000)  reimbursement (%)     assets (%)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
        --           --            --        $12.48      13.45     $ 37,910          1.44              (0.83)
     (0.50)       (0.50)           --         11.00       6.21       30,059          1.51              (1.07)
        --           --            --         10.84      25.03       29,701          1.53              (1.37)
        --           --            --          8.67      (5.56)      17,821          1.45              (1.12)
        --           --            --          9.18      (3.57)      18,459          1.34              (0.93)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
        --           --            --        $12.74       9.83     $ 33,081          1.29               0.15
        --           --            --         11.60      10.37       27,791          1.70              (0.11)
        --           --            --         10.51      21.64       23,871          1.78              (0.23)
        --           --            --          8.64      (1.14)      16,226          1.90              (0.62)
        --           --            --          8.74     (14.40)(3)   21,060          1.95(4)           (1.33)(4)
     (1.43)       (1.43)           --         10.21     (25.58)      24,981          1.95              (1.04)
-----------------------------------------------------------------------------------------------------------------
        --           --            --        $12.72      (0.70)(3) $  5,436          0.90(4)            0.64(4)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
        --           --            --(6)     $18.33      15.57     $ 79,441          2.01              (0.06)
        --           --            --(6)      15.86       4.48       80,384          2.05               0.13
        --           --            --(6)      15.18      13.37       95,625          2.01              (0.60)
        --           --          0.02         13.39      (5.84)     101,846          1.91              (0.26)
        --           --          0.01         14.22     (22.34)     135,881          1.84              (0.66)
-----------------------------------------------------------------------------------------------------------------
        --           --            --(6)     $19.05      16.23     $    733          1.40               0.38
        --           --            --(6)      16.39       5.20        2,891          1.39               0.75
        --           --            --(6)      15.58      14.14        5,244          1.37               0.25
        --           --          0.02         13.65      (5.21)       6,688          1.26               0.42
        --           --          0.01         14.40     (21.99)       9,531          1.27              (0.05)
-----------------------------------------------------------------------------------------------------------------
        --           --            --(6)     $18.66      15.83     $  1,385          1.73               0.20
        --           --            --(6)      16.11       4.88        1,566          1.73               0.40
        --           --            --(6)      15.36      13.69        2,142          1.71              (0.11)
        --           --          0.02         13.51      (5.52)       2,059          1.59               0.11
        --           --          0.01         14.30     (22.20)       2,207          1.64              (0.39)
-----------------------------------------------------------------------------------------------------------------

     RATIOS AND SUPPLEMENTAL DATA
     -----------------------------
         Ratio of
        expenses to
        average net      Portfolio
     assets, prior to    turnover
     reimbursement (%)   rate (%)
----------------------------------
----------------------------------
           1.44            96.80
           1.51           120.89
           1.53           207.80
           1.58           349.79
           1.40           294.26
----------------------------------
----------------------------------
           1.62            58.32
           1.70           172.95
           1.78           130.18
           1.90           209.72
           2.05(4)          5.87(3)
           2.54            34.77
----------------------------------
           1.26(4)         58.32
----------------------------------
----------------------------------
           2.01            36.77
           2.05            80.36
           2.01            49.16
           1.91            42.05
           1.84           132.82
----------------------------------
           1.40            36.77
           1.39            80.36
           1.37            49.16
           1.26            42.05
           1.27           132.82
----------------------------------
           1.73            36.77
           1.73            80.36
           1.71            49.16
           1.59            42.05
           1.64           132.82
----------------------------------

                                                             SEE FINANCIAL NOTES

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                                      INVESTMENT ACTIVITIES             DIVIDENDS
---------------------------------------------------------------------------------------------------------
                                       Net asset                  Net realized
                                        value,         Net       and unrealized   Total from    From net
                                       beginning   investment     gains/losses    investment   investment
                                       of period   income/loss   on investments   operations     income
---------------------------------------------------------------------------------------------------------
BALANCED FUND
STANDARD SHARES
---------------------------------------------------------------------------------------------------------
Year ended June 30, 2006                $11.87         0.13           0.37           0.50        (0.13)
Year ended June 30, 2005                 11.35         0.12           0.75           0.87        (0.12)
Year ended June 30, 2004                 10.47         0.06           1.12           1.18        (0.06)
Period ended June 30, 2003(1)            10.00         0.02           0.47           0.49        (0.02)
---------------------------------------------------------------------------------------------------------
INCOME FUND
STANDARD SHARES
---------------------------------------------------------------------------------------------------------
Year ended June 30, 2006                $10.00         0.32          (0.48)         (0.16)       (0.33)
Year ended June 30, 2005                  9.86         0.37           0.15           0.52        (0.38)
Year ended June 30, 2004                 10.28         0.34          (0.40)         (0.06)       (0.36)
Year ended June 30, 2003                  9.62         0.37           0.69           1.06        (0.40)
Year ended June 30, 2002                 10.28         0.58          (0.66)         (0.08)       (0.58)
---------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
STANDARD SHARES
---------------------------------------------------------------------------------------------------------
Year ended June 30, 2006                $ 1.00         0.03             --           0.03        (0.03)
Year ended June 30, 2005                  1.00         0.01             --           0.01        (0.01)
Year ended June 30, 2004                  1.00           --(4)          --             --(4)        --(4)
Year ended June 30, 2003                  1.00         0.01             --           0.01        (0.01)
Year ended June 30, 2002                  1.00         0.02             --           0.02        (0.02)
INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------
Year ended June 30, 2006                $ 1.00         0.04             --           0.04        (0.04)
Year ended June 30, 2005                  1.00         0.02             --           0.02        (0.02)
Year ended June 30, 2004                  1.00           --(4)          --             --(4)        --(4)
Year ended June 30, 2003                  1.00         0.01             --           0.01        (0.01)
Year ended June 30, 2002                  1.00         0.02             --           0.02        (0.02)
---------------------------------------------------------------------------------------------------------
(1) For the period December 20, 2002, commencement of operations, to June 30, 2003.
(2) Not Annualized.
(3) Annualized.
(4) Less than $0.005 per share.

SEE FINANCIAL NOTES

TO SHAREHOLDERS                                                            RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
                                                                     Net           Ratio of         Ratio of net
      From                                 Net asset               assets,        expenses to        investment
      net         Total                      value,     Total      end of         average net       income/loss
    realized   dividends to   Redemption      end       return     period       assets, net of     to average net
     gains     shareholders      fee       of period     (%)     ($ X 1,000)   reimbursement (%)     assets (%)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
        --        (0.13)           --        $12.24       4.17    $ 11,081           1.30               1.10
     (0.23)       (0.35)           --         11.87       7.76       5,491           1.30               1.07
     (0.24)       (0.30)           --         11.35      11.31       2,804           1.30               0.60
        --        (0.02)           --         10.47       4.87(2)     1,061          1.30(3)            0.41(3)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
        --        (0.33)           --        $ 9.51      (1.66)   $ 50,321           1.49               3.28
        --        (0.38)           --         10.00       5.34      56,597           1.48               3.66
        --        (0.36)           --          9.86      (0.63)     59,562           1.45               3.28
        --        (0.40)           --         10.28      11.28      69,137           1.37               3.80
        --        (0.58)           --          9.62      (0.87)     67,488           1.38               5.77
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
        --        (0.03)           --        $ 1.00       3.27    $ 74,260           0.98               3.22
        --        (0.01)           --          1.00       1.21      76,724           1.00               1.19
        --           --(4)         --          1.00       0.10      83,231           0.98               0.10
        --        (0.01)           --          1.00       0.65     104,641           0.93               0.65
        --        (0.02)           --          1.00       1.71     114,271           0.92               1.72
-----------------------------------------------------------------------------------------------------------------
        --        (0.04)           --        $ 1.00       3.57    $  9,901           0.69               3.48
        --        (0.02)           --          1.00       1.53      12,763           0.68               1.55
        --           --(4)         --          1.00       0.41      11,011           0.67               0.41
        --        (0.01)           --          1.00       0.95      10,892           0.63               0.98
        --        (0.02)           --          1.00       1.97      16,539           0.67               1.95
-----------------------------------------------------------------------------------------------------------------

     RATIOS AND SUPPLEMENTAL DATA
     -----------------------------
         Ratio of
        expenses to
        average net      Portfolio
     assets, prior to    turnover
     reimbursement (%)   rate (%)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
            1.80           89.13
            2.33          109.56
            4.30           98.20
           16.73(3)       140.42(2)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
            1.49          490.92
            1.48          111.76
            1.45           64.37
            1.37          195.73
            1.38           54.05
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
            0.98              NA
            1.00              NA
            0.98              NA
            0.93              NA
            0.92              NA
-----------------------------------------------------------------------------------------------------------------
            0.69              NA
            0.68              NA
            0.67              NA
            0.63              NA
            0.67              NA
-----------------------------------------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

FINANCIAL NOTES

ORGANIZATION

Citizens Funds (the "trust"), a Massachusetts Business Trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The trust offers the following funds (individually a "fund," collectively the "funds"):

FUND                                              SHORT NAME
--------------------------------------------------------------------------------
Citizens Core Growth Fund                         Core Growth Fund
Citizens Emerging Growth Fund                     Emerging Growth Fund
Citizens Small Cap Core Growth Fund               Small Cap Core Growth Fund
Citizens Value Fund                               Value Fund
Citizens Global Equity Fund                       Global Equity Fund
Citizens Balanced Fund                            Balanced Fund
Citizens Income Fund                              Income Fund
Citizens Money Market Fund                        Money Market Fund

The funds are authorized to issue an unlimited number of shares of beneficial interest with no par value. The Core Growth Fund, Emerging Growth Fund, and Global Equity Fund currently offer three classes of shares: Standard shares, Institutional shares and Administrative shares. The Money Market Fund and Value Fund offers two classes of shares: Standard shares and Institutional shares. The Small Cap Core Growth Fund, Balanced Fund, and Income Fund offer one class of shares: Standard shares. Each class of shares in the funds has identical rights and privileges except with respect to fees paid under class-specific agreements, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

INDEMNIFICATIONS

Under the funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the trust. In addition, in the normal course of business, the funds enter into contracts with their vendors and others that provide for general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION

The board of trustees has approved procedures to be used to value each fund's securities for the purpose of determining the fund's net asset value (NAV). Equity securities traded on an exchange are valued at the market price determined as the closing sale or official closing price on that exchange. For securities not traded on an exchange, or if an exchange price is not readily available, securities are valued at a market price determined by independent third-party pricing vendors approved by the funds' valuation committee. The market price for debt obligations is determined by an independent third-party pricing service which use a matrix, formula or other objective method that considers the effect of market indices, yield curves and other specific adjustments. Short-term securities maturing within 60 days and all securities in the Money Market Fund are valued at amortized cost, unless it is determined that using this method would not reflect a security's fair value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. If a price for a given security is unavailable or deemed unreliable by the adviser, the market price may be determined using quotations received from one or more brokers that make a market in the security. When such prices or quotations are not available, or when the adviser believes they are unreliable, the funds' valuation committee will value securities using fair value procedures approved by the funds' board of trustees. Fair value procedures may also be used if the adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which a fund's NAV is calculated. The Global Equity Fund uses a fair value model developed by an independent third party pricing service in its valuation considerations for foreign equity securities on days when there is a specific percentage change in the value of a domestic equity security index. This percentage is determined by the funds' valuation committee.

FINANCIAL NOTES

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME

During the period, security transactions were accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions were accounted for on trade date. The cost of securities sold is determined on the identified cost basis, unless otherwise specified. Interest income is recorded on an accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATION

The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current rate of exchange. Purchases and sales of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. The changes in foreign exchange rates on investments are not isolated on the Statement of Operations. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

FOREIGN CURRENCY CONTRACTS

Foreign currency contracts are used to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The U.S. dollar value of foreign currency contracts is determined using the current rate of exchange. There were no foreign currency contracts open at June 30, 2006.

REPURCHASE AGREEMENTS

The funds may acquire repurchase agreements with an entity that is a member bank of the Federal Reserve System and government securities dealers that are on the Federal Reserve Bank of New York's list of primary dealers, collateralized by instruments issued by the U.S. government, its agencies or instrumentalities. The repurchase price generally equals the price paid by a fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. It is the funds' policy to receive collateral securities of which the value, including accrued interest, is at least equal to 102% of the amount to be repaid to the funds under each agreement at its maturity. Collateral subject to repurchase agreements is held by the funds' custodian. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the funds may be delayed or limited.

SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

The Income Fund may invest in to-be-announced ("TBA") mortgage pass-through securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac for forward delivery. The fund purchases TBA securities, which have not yet been issued by the issuer, and for which specific information may not be known at the time of purchase. The forward purchases may be rolled from month to month on or prior to the delivery dates of such securities and therefore delivery of securities may not occur.

TBA MORTGAGE DOLLAR ROLLS

The Income Fund enters into dollar roll transactions in which the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities to settle on a specified future date. The fund treats dollar roll transactions as purchases and sales in the portfolio, and does not receive fee income for these transactions. The risk of entering into a mortgage dollar roll is that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. The fund will hold aside or segregate cash, short-term money market instruments or high quality debt securities in an amount sufficient to cover any commitments or to limit any potential risk.

RESTRICTED SECURITIES

The funds are permitted to invest in privately placed securities. These securities may be resold in transactions exempt from registration, or to the public, if the securities are registered under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and the prompt sale at an acceptable price may be difficult.

REDEMPTION FEE

The Global Equity Fund charges a redemption fee of 2% (paid to the fund) with respect to shares of the fund redeemed or exchanged within 60 days of purchase. The fee does not apply to shares purchased through the reinvestment of dividends or other distributions, redemptions by the fund of accounts below minimum balances, redemptions due to shareholder death or disability, or certain omnibus accounts or retirement plans. For

FINANCIAL NOTES

the year ended June 30, 2006, the Global Equity Fund collected $4,572 in redemption fees. These fees are included in the "change in net assets from capital transactions" amounts in the Statements of Changes in Net Assets.

DIVIDENDS TO SHAREHOLDERS

The Core Growth Fund, Emerging Growth Fund, Small Cap Core Growth Fund, Value Fund, and Global Equity Fund declare and distribute dividends from net investment income, if any, to shareholders annually. The Balanced Fund declares and distributes dividends from net investment income to shareholders quarterly. The Income Fund declares and distributes dividends from net investment income to shareholders monthly. Dividends from net investment income for the Money Market Fund are declared daily and paid monthly. The funds' net realized gains, if any, are distributed to shareholders at least annually.

Additional dividends may also be paid to the funds' shareholders to the extent necessary to avoid federal excise tax on certain undistributed income and net realized gains. The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified to capital; temporary differences do not require reclassification.

FEDERAL INCOME TAX

Each fund is a separate taxable entity for federal tax purposes. Each fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and distributes substantially all of its taxable net investment income and net realized gains, if any, to its shareholders.

FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT MANAGEMENT FEE

Citizens Advisers, Inc. (the "adviser") serves as adviser to each of the funds. Under the terms of the management contract, the adviser is paid a fee that is computed daily based on an annual rate for each fund's average daily net assets. Those rates are as follows:

FUND                                                                   FEE RATE
--------------------------------------------------------------------------------
Core Growth Fund                                                          0.50%
Emerging Growth Fund                                                      1.00%
Small Cap Core Growth Fund                                                0.50%
Value Fund                                                                0.70%
Global Equity Fund                                                        1.00%
Balanced Fund                                                             0.65%
Income Fund                                                               0.65%
Money Market Fund                                                         0.35%
--------------------------------------------------------------------------------

Effective May 1, 2006, the adviser took over all advisory services for the Global Equity Fund. Prior to May 1, 2006, McLean Budden Limited served as the subadviser for the Global Equity Fund. For its services, the subadviser received a fee computed daily based on an annual rate of 0.33% of the fund's average daily net assets up to $50 million, 0.30% on the next $50 million, and 0.25% on assets thereafter. The fee was paid by the adviser.

Effective August 29, 2005, Dwight Asset Management Company began serving as the subadviser for the Income Fund. For its services, the subadviser receives a fee computed daily based on an annual rate of 0.25% of the fund's average daily net assets. The fee is paid by the adviser. Prior to August 29, 2005, all advisory services were performed by the adviser.

DISTRIBUTION FEE

Citizens Securities, Inc. (the "distributor") is a wholly owned subsidiary of the adviser and serves as the funds' distributor. Pursuant to Rule 12b-1 under the 1940 Act, the trust's shareholders have adopted a separate distribution plan with respect to the funds' Standard and Administrative shares pursuant to which the funds, except the Money Market Fund, compensate the distributor for services in an amount equal to 0.25% per annum of average annual net assets represented by such shares.

FINANCIAL NOTES

ADMINISTRATIVE AND SHAREHOLDER SERVICE FEES
The adviser, with whom certain officers and a trustee are affiliated, performs administrative duties for the trust under a separate administrative contract, which provides for the reimbursement of out-of-pocket expenses as well as fees for services rendered. In accordance with the terms of the administrative contract, fees are accrued daily based on average daily net assets of each fund at the annual rate of 0.15%. In addition, Citizens Advisers provides a number of administrative services to the trust, relating primarily to shareholder services and communications, and is paid a per account fee and is reimbursed for out-of-pocket expenses as well, for providing such services and communications for each of the individual funds with the exception of the Core Growth Fund, Standard shares. The Core Growth Fund, Standard shares may be charged a shareholder service fee of up to 0.35% based on the average daily net assets of the class. For the year ended June 30, 2006, a fee of 0.25% was charged.

TRANSFER AGENCY, FUND ACCOUNTING AND CUSTODY
BISYS Fund Services Ohio, Inc. provides transfer agency and fund accounting services to the funds pursuant to certain fee arrangements. As transfer agent for the funds, BISYS is paid a fee based on the number of funds and shareholder accounts, other service fees, and is reimbursed for out-of-pocket expenses as well. Transfer agent expenses also include the cost of services rendered by third parties to provide sub-transfer agency services. As fund accountant for the funds, BISYS is paid a fee based on assets (ranging from 0.0125% - 0.035%) and the number of share classes per fund, subject to certain minimums, other service fees, and is reimbursed for out-of-pocket expenses as well. Fifth Third Bank acts as a custodian for the funds and is paid a fee based on the funds' assets and other transaction based fees, subject to certain minimums. Custody expenses may be incurred or offset from fees or credits arising from cash balances maintained on deposit. There were no custody credits received for the fiscal year ended 2006.

TRUSTEE FEES
All of the officers and one of the trustees of the trust are "interested persons," as defined in the 1940 Act, of the adviser. Currently, each trustee who is not an "interested person" receives an annual retainer of $12,000 and $1,250 for each day's attendance at a trustee meeting. The independent trustees include a chair of the board, who receives an additional annual retainer of $5,000; and an audit committee chair, social responsibility committee chair, and nominating committee chair who each receive an additional annual retainer of $2,500.

ALLOCATIONS
Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributable to a fund are allocated proportionately among various or all funds within the trust in relation to the net assets of each fund or on another reasonable basis. Expenses specific to a class are charged to that class.

FEE REDUCTIONS AND REIMBURSEMENTS
For the year ended June 30, 2006, the adviser limited the total expenses, exclusive of taxes, brokerage commissions and extraordinary expenses, for certain funds to the extent they exceeded the following limits:

FUND                                                         EXPENSE LIMITATION
--------------------------------------------------------------------------------
Balanced Fund                                                             1.30%
Value Fund -- Standard shares                                             1.29%
Value Fund -- Institutional shares                                        0.90%
--------------------------------------------------------------------------------

The Balanced Fund expense limitation is voluntary, may be removed by the adviser at any time and is not subject to recoupment in subsequent fiscal periods.

Effective March 17, 2006 for the Value Fund Standard shares, and March 31, 2006 for the Institutional shares, the adviser began contractually limiting expenses as set forth above. The adviser may recoup the investment management fees waived or limited and other expenses reimbursed by it within three years from the fiscal year in which they were waived/reimbursed. Such repayments may be made twice monthly, but in no event less frequently than semi-annually, but only to the extent that such repayments would not cause annualized operating expenses of the Value Fund to exceed the expense limitation. As of June 30, 2006, the amount that may potentially be recouped by the adviser from the Value Fund is $44,181 expiring on June 30, 2009.

FINANCIAL NOTES

INVESTMENT TRANSACTIONS

The following summarizes purchases and sales of investment securities, other than short-term investments and U.S. Government securities, by fund for the year ended June 30, 2006:

FUND                                                PURCHASES             SALES
--------------------------------------------------------------------------------
Core Growth Fund                                 $328,374,797      $339,456,440
Emerging Growth Fund                              103,247,128       125,784,845
Small Cap Core Growth Fund                         34,944,669        31,588,015
Value Fund                                         23,769,129        18,869,366
Global Equity Fund                                 29,747,831        47,296,908
Balanced Fund                                      12,612,897         7,561,262
Income Fund                                       190,591,018       198,925,744
--------------------------------------------------------------------------------

The following summarizes purchases and sales of U.S. Government securities by fund for the year ended June 30, 2006:

FUND                                                PURCHASES             SALES
--------------------------------------------------------------------------------
Balanced Fund                                        $222,748           $55,781
Income Fund                                        64,949,309        56,150,088
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION

At June 30, 2006 the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

                                                                                                                     NET UNREALIZED
                                                                        TAX UNREALIZED        TAX UNREALIZED          APPRECIATION/
FUND                                                    TAX COST          APPRECIATION          DEPRECIATION           DEPRECIATION
------------------------------------------------------------------------------------------------------------------------------------
Core Growth Fund                                    $292,879,800          $ 31,349,170          $ (8,884,792)          $ 22,464,378
Emerging Growth Fund                                 134,360,127            44,756,093            (2,196,071)            42,560,022
Small Cap Core Growth Fund                            32,032,930             7,246,831              (768,037)             6,478,794
Value Fund                                            33,117,843             5,903,923              (540,506)             5,363,417
Global Equity Fund                                    66,967,431            16,381,613            (1,715,540)            14,666,073
Balanced Fund                                         10,729,620               493,767              (204,685)               289,082
Income Fund                                           68,235,673                21,529              (833,999)              (812,470)
Money Market Fund                                     83,330,334                    --                    --                     --
------------------------------------------------------------------------------------------------------------------------------------

FEDERAL TAX INFORMATION

The tax character of dividends paid by the funds during the past two fiscal years were as follows:

                                                       DIVIDENDS PAID FROM
                                                 ------------------------------
                                                                      NET LONG
                                                                        TERM                TOTAL            TAX            TOTAL
                                                  ORDINARY             CAPITAL             TAXABLE        RETURN OF       DIVIDENDS
                                                   INCOME               GAINS             DIVIDENDS        CAPITAL          PAID 1
------------------------------------------------------------------------------------------------------------------------------------
FISCAL YEAR  ENDED 2006
Balanced Fund                                    $   80,205                 $--          $   80,205          $--          $   80,205
Income Fund                                       1,841,782                  --           1,841,782           --           1,841,782
Money Market Fund                                 2,696,630                  --           2,696,630           --           2,696,630

FISCAL YEAR  ENDED 2005
Small Cap Core Growth Fund                       $1,108,006            $190,731          $1,298,737          $--          $1,298,737
Balanced Fund                                       105,988               2,255             108,243           --             108,243
Income Fund                                       2,197,109                  --           2,197,109           --           2,197,109
Money Market Fund                                 1,003,934                  --           1,003,934           --           1,003,934
------------------------------------------------------------------------------------------------------------------------------------

As of June 30, 2006, the components of accumulated earnings/deficit on a tax basis for the funds were as follows:

                                                                                                                            TOTAL
                             UNDISTRIBUTED  UNDISTRIBUTED                             ACCUMULATED       UNREALIZED       ACCUMULATED
                                ORDINARY      LONG TERM    ACCUMULATED   DIVIDENDS  CAPITAL & OTHER   APPRECIATION/       EARNINGS/
                                 INCOME     CAPITAL GAINS   EARNINGS     PAYABLE 1       LOSSES       DEPRECIATION 2       DEFICIT
------------------------------------------------------------------------------------------------------------------------------------
Core Growth Fund                $     --       $     --     $     --    $      --    $ (27,010,081)     $22,464,378      (4,545,703)
Emerging Growth Fund                  --             --           --           --     (173,894,031)      42,560,022    (131,334,009)
Small Cap Core Growth Fund            --        439,733      439,733           --               --        6,478,794       6,918,527
Value Fund                        52,885             --       52,885           --       (6,713,369)       5,363,417      (1,297,067)
Global Equity Fund                    --             --           --           --     (121,378,699)      14,670,525    (106,708,174)
Balanced Fund                     33,484        135,788      169,272      (34,060)              --          289,082         424,294
Income Fund                      157,667             --      157,667     (157,667)      (6,780,542)        (812,470)     (7,593,012)
Money Market Fund                299,432             --      299,432     (298,443)         (38,596)              --         (37,607)
------------------------------------------------------------------------------------------------------------------------------------


1 Total dividends payable and paid may differ from the amount reported in the Statements of Assets and Liabilities and Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

2 The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to the tax deferral of losses on wash sales.

FINANCIAL NOTES

As of June 30, 2006, the funds had the following net capital loss carryforwards, which are available to offset future realized gains:

                                AMOUNT       EXPIRES          AMOUNT      EXPIRES       AMOUNT       EXPIRES       AMOUNT    EXPIRES
------------------------------------------------------------------------------------------------------------------------------------
Core Growth Fund               $     --           --      $         --        --    $ 27,010,081       2011    $        --      --
Emerging Growth Fund                 --           --       134,261,667      2010      36,170,306       2011      3,462,058    2013
Value Fund                           --           --                --        --       3,934,846       2011      2,778,523    2012
Global Equity Fund 1            137,915         2009        97,754,155      2010       9,283,310       2011     14,198,701    2012
Income Fund                          --           --           638,367      2010       4,606,423       2011        438,113    2014
Money Market Fund                 9,083         2009                --        --              --         --         29,451    2014
------------------------------------------------------------------------------------------------------------------------------------

1 Included in the above are the following amounts which are subject to certain limitations on availability, to offset future net capital gains, if any, as the successor of a merger: $137,915 expiring in 2009, $33,758 expiring in 2010, $345,833 expiring in 2011.

Net capital losses incurred after October 31, 2005, and within the taxable year are deemed to arise on the first business day of each fund's next taxable year. For the year ended June 30, 2006, the Global Equity Fund deferred to July 1, 2006 post October currency losses of $4,618, and the Income Fund and Money Market Fund deferred to July 1, 2006 post October capital losses of $1,097,639 and $62 respectively.

NEW PRONOUNCEMENT

In July 2006, the Financial Accounting Standards Board issued FASB Interpretation No. 48 -- "Accounting for Uncertainty in Income Taxes," which requires for all entities, including pass-through entities such as the funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management does not believe this interpretation will have a significant impact on the funds, however, management has not yet begun to evaluate the impact of this interpretation to the funds.

SUPPLEMENTAL INFORMATION (UNAUDITED)

FEDERAL TAX INFORMATION

For the fiscal year ended June 30, 2006, $46,981 of dividends paid by the Balanced Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2006 Form 1099-DIV. For the tax year ended June 30, 2006, 58.5% of income dividends paid by the Balanced Fund qualify for the dividends received deduction available to corporations.

PORTFOLIO HOLDINGS DISCLOSURE

Each fund, except the Money Market Fund, posts its full portfolio holdings monthly, with a 30-day lag, on www.citizensfunds.com. The portfolio holdings are posted within approximately five business days after month end. The funds' portfolio holdings will remain available until the following month's information is posted.

In addition, each fund's, except the Money Market Fund's, top ten portfolio holdings in order of position size and as a percentage of the total portfolio as well as sector breakdowns and portfolio characteristics are available quarterly, within approximately fifteen business days after quarter end on www.citizensfunds.com. Each fund's top ten portfolio holdings, sector breakdown and portfolio characteristics remain available until the following quarter's information is posted.

Details of the funds' portfolio holdings disclosure policies and procedures, including a discussion of any exceptions, are contained in the funds' SAI.

Each fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year within 60 days of such quarters' end on Form N-Q. You can receive a copy of the funds' Form N-Q without charge by calling 800.223.7010 or by visiting the website at www.citizensfunds.com. Each funds' Form N-Q is also available through a variety of methods. You can:

-- find it on the EDGAR Database of the SEC internet site at www.sec.gov

-- have copies sent to you (after paying a copying fee) by writing the SEC's
   Public Reference Section, Washington, D.C. 20549-0102, or by electronic request to publicinfo@sec.gov

-- view and copy it in person at the SEC's Public Reference Room in Washington
   D.C.; for more information call 202.942.8090.

SUPPLEMENTAL INFORMATION (UNAUDITED)

TABLE OF SHAREHOLDER EXPENSES

As a shareholder of the funds, you may incur two types of costs: (1) redemption fees (for Global Equity Fund only) and (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The table on the opposite page provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table on the opposite page also provides information about hypothetical account values and hypothetical expenses based on each fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and other individual shareholder fees mentioned in the prospectus. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                   JUNE 30, 2006


                                                                            EXPENSES          ANNUALIZED
                                        BEGINNING           ENDING         PAID DURING       EXPENSE RATIO
                                          ACCOUNT           ACCOUNT         PERIOD(1)      DURING THE PERIOD
                                          VALUE              VALUE         01/01/06 --          01/01/06 --
                                         01/01/06          06/30/06         06/30/06            06/30/06
------------------------------------------------------------------------------------------------------------
CORE GROWTH FUND
Standard -- actual                       $1,000.00         $  958.70          $ 7.38              1.52%
Standard -- hypothetical                  1,000.00          1,017.26            7.60              1.52%
Institutional -- actual                   1,000.00            962.40            3.94              0.81%
Institutional -- hypothetical             1,000.00          1,020.78            4.06              0.81%
Administrative -- actual                  1,000.00            960.60            5.59              1.15%
Administrative -- hypothetical            1,000.00          1,019.09            5.76              1.15%
------------------------------------------------------------------------------------------------------------
EMERGING GROWTH FUND
Standard -- actual                       $1,000.00         $1,054.70          $ 9.58              1.88%
Standard -- hypothetical                  1,000.00          1,015.47            9.39              1.88%
Institutional -- actual                   1,000.00          1,056.80            6.94              1.36%
Institutional -- hypothetical             1,000.00          1,018.05            6.80              1.36%
Administrative -- actual                  1,000.00          1,055.40            8.31              1.63%
Administrative -- hypothetical            1,000.00          1,016.71            8.15              1.63%
------------------------------------------------------------------------------------------------------------
SMALL CAP CORE GROWTH FUND
Standard -- actual                       $1,000.00         $1,069.40          $ 7.39              1.44%
Standard -- hypothetical                  1,000.00          1,017.65            7.20              1.44%
------------------------------------------------------------------------------------------------------------
VALUE FUND
Standard -- actual                       $1,000.00         $1,051.20          $ 5.14              1.01%
Standard -- hypothetical                  1,000.00          1,019.79            5.06              1.01%
Institutional -- actual(2)                1,000.00            993.00            2.19              0.90%
Institutional -- hypothetical(3)          1,000.00          1,020.33            4.51              0.90%
------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY FUND
Standard -- actual                       $1,000.00         $1,060.80          $10.12              1.98%
Standard -- hypothetical                  1,000.00          1,014.98            9.89              1.98%
Institutional -- actual                   1,000.00          1,063.10            7.11              1.39%
Institutional -- hypothetical             1,000.00          1,017.90            6.95              1.39%
Administrative -- actual                  1,000.00          1,062.00            8.79              1.72%
Administrative -- hypothetical            1,000.00          1,016.27            8.60              1.72%
------------------------------------------------------------------------------------------------------------
BALANCED FUND
Standard -- actual                       $1,000.00         $  979.60          $ 6.38              1.30%
Standard -- hypothetical                  1,000.00          1,018.35            6.51              1.30%
------------------------------------------------------------------------------------------------------------
INCOME FUND
Standard -- actual                       $1,000.00         $  986.60          $ 7.44              1.51%
Standard -- hypothetical                  1,000.00          1,017.31            7.55              1.51%
------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
Standard -- actual                       $1,000.00         $1,018.80          $ 4.81              0.96%
Standard -- hypothetical                  1,000.00          1,020.03            4.81              0.96%
Institutional -- actual                   1,000.00          1,020.00            3.51              0.70%
Institutional -- hypothetical             1,000.00          1,021.32            3.51              0.70%
------------------------------------------------------------------------------------------------------------

1 Expenses are equal to the average account value times the fund's annualized expense ratio multiplied by 181/365 (to reflect the one-half year period).

2 Information shown reflects values using the expense ratios and rates of return for the period from March 31, 2006, commencement of operations, to June 30, 2006.

3 Information shown reflects values using the expense ratios and rates of return for the period from March 31, 2006, commencement of operations, to June 30, 2006, and has been annualized to reflect values for the period January 1, 2006 to June 30, 2006.

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD APPROVAL OF INVESTMENT
MANAGEMENT AGREEMENT

The trustees unanimously approved the continuance of the management agreement with respect to each fund at a meeting held on May 22, 2006. This approval was based, in part, on the following conclusions:

(i) that the adviser has the capabilities, resources and personnel necessary to provide the advisory services currently provided to each fund; and

(ii) that the advisory fees paid by each fund represent reasonable compensation to the adviser in light of the services provided, the costs to the adviser of providing those services, the fees paid by similar funds, and such other matters as the trustees considered relevant in the exercise of their reasonable judgment, and represent an appropriate sharing at the present time between fund shareholders and the adviser of any economies of scale in the management of each fund at current asset levels.

In advance of the meeting, the independent trustees, through their counsel, submitted to the adviser a written request for information in connection with their consideration of the funds' management agreements. The requested information was provided by the adviser in advance of and at the board meeting. In preparation for the board meeting, the independent trustees met privately with their counsel to discuss the proposed continuance of the funds' management agreements and received a memorandum from their counsel outlining the legal standards and certain other considerations relevant to their deliberations.

In reaching these conclusions, the trustees considered all factors they believed relevant, including (i) information comparing the performance of each fund to other investment companies with similar investment objectives and to an index;
(ii) the nature, extent and quality of investment services rendered by the adviser; (iii) payments received by the adviser from all sources in respect of each fund; (iv) the costs borne by, and profitability of, the adviser in providing services to each fund; (v) comparative fee and expense data for each fund and other investment companies with similar investment objectives; (vi) the extent to which economies of scale would be realized as the funds grow and whether fee levels reflect these economies of scale for the benefit of fund shareholders; (vii) information about "revenue sharing" arrangements that the adviser enters into in respect of the funds; (viii) fall-out benefits which the adviser receives from its relationship to the funds; (ix) information about fees charged by the adviser to other clients with similar investment objectives; (x) the professional experience and qualifications of each fund's portfolio management team; and (xi) the terms of the management agreement.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each fund.

In voting to renew the funds' management agreement with the adviser, the board also considered the adviser's compliance program, its implementation by the adviser as well as its effectiveness and noted with approval the strong ethical compliance culture at the adviser. The board also noted the adviser's recent addition of portfolio management personnel. The trustees noted that pursuant to the management agreement, the adviser, subject to the direction of the board, is responsible for providing advice and guidance with respect to the funds and for managing the investment of the assets of each fund. With the exception of the Income Fund, the adviser provides the day-to-day portfolio management of the funds, including making purchases and sales of portfolio securities consistent with each fund's investment objective and policies. The adviser oversees the activities of the subadviser it has engaged to provide the day-to-day portfolio management of the Income Fund. The trustees noted that the services required to be provided by the adviser had expanded over time as a result of regulatory and other developments. The trustees cited, by way of example, the enhanced obligations involving the adviser's and the funds' compliance programs and the substantial commitment of time and resources that the adviser had made in this area. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the funds under the management agreement.

The board reviewed the information concerning the costs of services provided and the profitability to the adviser of its advisory relationship with the funds, along with a description of the methodology used by the adviser in preparing the profitability information. The board considered the cost to the adviser of its services to each fund and what is a fair

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD APPROVAL OF INVESTMENT
MANAGEMENT AGREEMENT (CONT.)

entrepreneurial profit for managing each fund. The board noted that there appeared to be a reasonable basis for the methodology underlying the adviser's profitability analysis and that the profitability with respect to each fund did not appear to be excessive.

The trustees considered that the adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the funds' purchases and sales of investment securities. It was noted that during the course of the year the trustees had received presentations from the adviser about its trading practices and brokerage arrangements, including its policies with respect to soft dollar arrangements. The trustees also considered that the adviser receives administrative and shareholder service fees from the funds and that Citizens Securities, Inc., an affiliate of the adviser, receives 12b-1 fees from the funds. In addition, the board considered certain aggregate benefits, other than fees, that the adviser receives by virtue of its relationship with each fund.

In considering performance, the board noted the successful efforts by the adviser over the prior year to improve performance by attracting additional talented personnel. The trustees received detailed comparative performance information for each fund and considered information showing performance of each fund versus one or more selected securities indices over the one, three, five, or ten year periods ended March 31, 2006 (or those relevant periods in which the applicable fund existed). The comparative information showed that: the Core Growth Fund outperformed the index for the one and ten year periods and underperformed the index for the three and five year periods; the Emerging Growth Fund underperformed the index for the three and five year periods and outperformed the index for the one and ten year periods; the Small Cap Core Growth Fund underperformed the index for the one and three year periods, but outperformed the index for the five year and since inception periods; the Value Fund had outperformed the index for the one and three year periods, but underperformed the index for the five year period; the Global Equity Fund underperformed the index for the one, three, five and ten year periods; the Balanced Fund outperformed the blended index for the one and three year periods; the Income Fund underperformed the index for the one, three, five and ten year periods; and the Money Market Fund's seven and thirty day yields were lower than the average seven and thirty day yields of a comparable universe of funds.

The trustees considered the recent changes made by the adviser in the portfolio management teams of the Core Growth, Small Cap Core Growth, Global Equity, Income and Balanced Funds and the enhancement of the investment process of each fund. The trustees noted the Value Fund's strong one and three year performance, and that the fund had been previously subadvised for a portion of the five year period. With respect to the Global Equity Fund, the trustees considered the adviser's recent termination of the subadviser, McLean Budden Ltd., in favor of in-house management of the fund. With respect to the Income Fund, the trustees considered the adviser's recent engagement of a subadviser, Dwight Asset Management Company, to manage the fund. With respect to the Money Market Fund, the trustees considered the effect of the relatively small size of the fund and the information presented by the adviser to the effect that the fund was managed in a very conservative fashion.

The board considered the advisory fee rate paid by each fund to the adviser under the management agreement. The board reviewed reports detailing each fund's management fee, administration fee, total management and administration fees and total expense levels and versus comparable mutual funds with similar investment objectives including a broad universe group, a smaller peer group including funds with similar asset levels, if possible ("comparison group"), and other specific funds. The trustees recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by comparable mutual funds. The board also reviewed information concerning the fees paid by other accounts managed by the adviser with investment objectives similar to the funds. The fee rates charged to those accounts are higher than those charged to the relevant funds. The comparative information showed that: the Core Growth Fund's management fee, administration fee, and total management and administration fee were equal to or below the Lipper universe and peer group medians (except that the administration fee was above the Lipper universe median). The trustees noted that the Core Growth Fund's total expenses were below the Lipper universe and peer group medians (except the total expenses for Standard shares were above the universe and peer group medians). The trustees noted that the Emerging Growth Fund's administration fee was below or equal to the Lipper universe and peer group median, while the Fund's management fee, total management and administration fee and total expenses were higher than the median. They further noted that the expense ratio was acceptable in

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD APPROVAL OF INVESTMENT
MANAGEMENT AGREEMENT (CONT.)

light of the quality of service the Fund receives and the other factors considered. The trustees noted that the Small Cap Core Growth Fund's management fee, administration fee, total management and administration fees and total expenses were equal to or below the Lipper universe and peer group medians (except that the administration fee was higher than the peer group median). They also noted that the Value Fund's management fee, administration fee and total management and administration fees were equal to or higher than the Lipper universe and peer group medians, while the Fund's total expenses were below the medians. The trustees further noted that the expense ratio was acceptable in light of the quality of service the Fund receives and the other factors considered. The trustees noted that the Global Equity Fund's management fee was higher than or equal to the Lipper universe and peer group medians, while the Fund's administration fees, total management and administration fees and total expenses were above the Lipper universe and peer group medians. The trustees concluded that the expense ratio was acceptable in light of the other factors considered. It was noted that Balanced Fund's management fee and administration fee were equal to or less than the Lipper universe and peer group medians. It was further noted that the Balanced Fund's total management and administration fee was slightly above and equal to the Lipper universe and peer group medians respectively and total expenses were above the Lipper universe median but below the Lipper peer group median. They noted that the Income Fund's administration fee was equal to the Lipper universe median, while the Fund's management fee, total management and administration fees and total expenses were higher than the median. They also noted that the Fund's management fee, administration fee, total management and administration fee and total expenses were higher than the Lipper peer group median. The trustees had a detailed discussion regarding the Fund and noted that while the expense ratio was high, cutting fees at this time would be incompatible with the recent decision to hire a subadviser for the Fund. The trustees further noted that the expense ratio was acceptable in light of the other factors considered. They noted that the Money Market Fund's administration fee, total management and administration fees and total expenses were higher than or equal to the Lipper universe and peer group medians, while the Fund's management fee was equal to or lower than the medians. The trustees concluded that the expense ratio was acceptable in light of the size of the Fund. The Board next considered, in light of current asset levels and current circumstances, whether breakpoints in the fee structure for each fund were appropriate, and determined that the fund's current fee structure was appropriate.

Based on the above factors, the board voted to renew each fund's management agreement with the adviser for an additional one-year period.

THE FUNDS' TRUSTEES AND OFFICERS

A board of trustees oversees and monitors the management of the trust. These oversight responsibilities include selection of the investment adviser and election of officers, who are in turn responsible for the day to day operations of the trust. The tables on the following pages show the trustees and officers of the funds as of June 30, 2006.

The trustees in the second table (independent trustees) are not considered interested persons and have no affiliation with the funds' adviser or distributor. The third table lists fund officers who are not trustees. All of these officers are considered interested persons.

The term of office for each trustee is eight years, except that Sophia Collier has an open-ended term. Each trustee is a trustee for eight funds within the Citizens Funds complex, and no trustee is currently a trustee or director for any other mutual fund or company. Except as noted on the following page, the address for each trustee and officer in connection with their fund duties is One Harbour Place, Suite 400, Portsmouth, NH 03801.

SUPPLEMENTAL INFORMATION (UNAUDITED)

AFFILIATED TRUSTEE

                       POSITIONS(S) WITH
                       FUNDS AND DATE OF ELECTION
NAME AND AGE           OR APPOINTMENT                   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
Sophia Collier(1)      Trustee since 10/91              Portfolio Manager, Citizens Advisers, Inc.,
50                     President 1991-1998 and          since 3/95. Majority Owner and Board of
                       since 8/02, Chair of Board       Directors, Citizens Advisers, Inc., since
                       1/02-8/02                        12/91. President, Citizens Advisers, Inc.,
                                                        12/91-9/98 and since 7/02. President
                                                        Citizens Securities, Inc., 12/91-9/98 and
                                                        since 7/02. Chair of Board of Directors,
                                                        Citizens Securities, Inc., since 12/91.
                                                        President, Northpoint Technology, Ltd.,
                                                        1/97-6/02. Chair of the Board of Directors,
                                                        Northpoint Technology, Ltd., since 6/02.

INDEPENDENT TRUSTEES

                              POSITIONS(S) WITH
                              FUNDS AND DATE OF ELECTION
NAME AND AGE                  OR APPOINTMENT                   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------
Walter D. Bristol, Jr.        Trustee since 5/01               Executive Vice President for Corporate
56                            Chair of Board since 8/04        Operations and Chief Financial Officer,
                              Vice Chair of Board              American Heart Association, since 5/96.
                              8/02-8/04

Jeannie H. Diefenderfer       Trustee since 5/01               Senior Vice President, Verizon, since 8/04.
45                                                             Vice President, Verizon, 8/02-7/04.
                                                               Group President, Verizon, 8/01-7/02.
                                                               Senior Vice President, Verizon, 5/98-7/01.

Pablo S. Eisenberg            Trustee since 12/99              Senior Fellow, Public Policy Institute
74                                                             Georgetown University, since 1/99.
                                                               Executive Director, Center for Community
                                                               Change, 5/75-6/98.

Orlando Hernandez             Trustee since 8/01               Vice President of Finance, Texas
59                                                             Instruments, 5/76-4/01.

Martha S. Pope                Trustee since 12/99              Trustee, National Park Foundation, since
61                            Chair of Board 8/02-8/04         8/00. Trustee, Hofstra University, since
                                                               6/00. Senior Advisor for the Northern
                                                               Ireland Peace Negotiations, 1/95-7/98.

Henry L.P. Schmelzer          Trustee since 10/05              President and CEO, Maine Community
63                                                             Foundation, since 2/00. Director, Maine
                                                               Bank & Trust, since 9/95. Trustee, Fisher
                                                               Charitable Foundation, since 9/01.

OFFICERS WHO ARE NOT TRUSTEES


                         POSITIONS(S) WITH
                         FUNDS AND DATE OF ELECTION
NAME AND AGE             OR APPOINTMENT                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
Sean P. Driscoll         Treasurer since 3/99            Executive Vice President, Citizens Advisers,
41                                                       Inc., since 9/04. Senior Vice President,
                                                         Citizens Advisers, Inc., 4/03-9/04. Vice
                                                         President, Citizens Advisers, Inc., 10/99-
                                                         4/03. Assistant Treasurer, Citizens
                                                         Advisers, Inc., 10/02-12/02. Director,
                                                         Citizens Advisers, Inc., 11/98-10/99.

Marcia Kovalik           Chief Compliance Officer        Chief Compliance Officer, Citizens Advisers,
43                       since 8/04                      Inc., since 8/04. Vice President, Citizens
                         Secretary since 5/03            Advisers, Inc., since 4/03. Counsel,
                         Asst. Secretary 5/01-5/03       Citizens Advisers, Inc., 2/01-4/03.

Alaina Metz(2)           Asst. Secretary since 2/01      Chief Administrative Officer, BISYS Fund
39                                                       Services Ohio, Inc., since 6/95.

(1) Sophia Collier is an interested person of the funds by virtue of her position with the funds' investment adviser.

(2)   Address: BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219


The funds statement of additional information include additional information about the trustees and officers and is available, without charge, by calling 800-223-7010.

SHAREHOLDER SERVICES (UNAUDITED)

At Citizens Funds, we want our investors to know how much we value their business. That's why we offer a comprehensive range of services that includes everything from highly trained client shareholder representatives to an informative website.

EXCHANGES BETWEEN
CITIZENS FUNDS*

You can move your money from any one of our funds to another.

RETIREMENT INVESTING

You have the opportunity to invest in a variety of IRAs, including Traditional, Roth and Rollover. Citizens Funds are also available for 401(k), 403(b), SEP and SIMPLE retirement plans.


AUTOMATIC INVESTMENT PLAN

You can invest automatically on a monthly or quarterly basis with payroll deduction or electronic transfer from your bank.

UNPARALLELED CUSTOMER SERVICE

Our representatives are well trained professionals whose goal is to satisfy your request during the first phone call. Representatives are available from 9 AM to 6 PM (ET) Monday -- Friday at 800.223.7010.

CLIENT WEALTH MANAGEMENT

You have access to receive personal, one on one advice and consultation from our Client Wealth Management specialist.


WWW.CITIZENSFUNDS.COM

Citizens Funds' website offers daily fund prices and monthly performance updates, fund and manager profiles, the funds' prospectus and applications, shareholder activism updates, online account access and transactions and much more.

INTELLIGENT COMMUNICATIONS

Citizens Funds was a pioneer of the plain English prospectus well before it became the standard for the rest of the mutual fund industry. We try to bring that same spirit of innovation, plain-speak and respect for our shareholders to all our communications.

PROXY VOTING

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities and a copy of the funds' voting record for the 12-month period ended June 30, 2006 are available on-line at www.citizensfunds.com without charge, or upon request, by calling 800.223.7010, or on the SEC's website at www.sec.gov.

* Citizens Global Equity Fund charges a redemption fee of 2% on shares redeemed or exchanged within 60 days of purchase.

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NOTES

NOTES

NOTES

                             (CITIZENS FUNDS LOGO)

TRUSTEES
Walter D. Bristol, Jr.
Sophia Collier
Jeannie H. Diefenderfer
Pablo S. Eisenberg
Orlando Hernandez
Martha S. Pope
Henry L.P. Schmelzer

MANAGER
Citizens Advisers, Inc.
One Harbour Place
Suite 400
Portsmouth, NH 03801
800.223.7010
603.436.5152

DISTRIBUTOR
Citizens Securities, Inc.
One Harbour Place
Suite 400
Portsmouth, NH 03801
800.223.7010
603.436.5152

CUSTODIAN
Fifth Third Bank
Cincinnati, OH 45263

TRANSFER AND ACCOUNTING AGENT
BISYS Fund Services Ohio, Inc.
Columbus, OH 43219

LEGAL COUNSEL
Bingham McCutchen LLP
Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Columbus, OH 43215

Citizens Funds are distributed by Citizens Securities, Inc., Portsmouth, NH 03801 and are available through such popular mutual fund supermarkets as Charles Schwab's Mutual Fund OneSource(R) and Fidelity Investments' FundsNetwork(R).

Citizens Funds(R) is a trademark of Citizens Advisers, Inc.

This report is intended for shareholders of Citizens Funds and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus.

PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF CITIZENS FUNDS CAREFULLY BEFORE INVESTING. FOR THIS AND OTHER INFORMATION, PLEASE VISIT WWW.CITIZENSFUNDS.COM OR CALL 800.223.7010 FOR A FREE PROSPECTUS AND READ IT CAREFULLY BEFORE INVESTING.

(C)2006 CITIZENS ADVISERS, INC.                  NOT A PART OF THE ANNUAL REPORT

ITEM 2.  CODE OF ETHICS.

   (a) The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The code of ethics is filed as an exhibit to the registrant's Form N-CSR.

   (b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer and principal financial officer; there have been no amendments to, nor any waivers granted from, a provision that relates to any code of ethics definition enumerated in paragraph (b) of this Item 2.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Walter D. Bristol, Jr. and Orlando Hernandez, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. In addition, Messrs. Bristol and Hernandez are both "independent" members of the Audit Committee as defined in the instructions to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The Board of Trustees has appointed PricewaterhouseCoopers ("PWC") to serve as independent accountants to the series of the registrant.

   (a) Audit Fees. For the fiscal years ended June 30, 2005 and June 30, 2006, PWC billed audit fees to the registrant in the amount of $138,600 and $124,000, respectively.

   (b)      Audit Related Fees. None.

   (c) Tax Fees. For the fiscal years ended June 30, 2005 and June 30, 2006, PWC billed tax fees to the registrant in the amount of $36,960 and $33,855, respectively. The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

   (d)      All Other Fees. None.

   (e)(1)   The full audit committee pre-approves the following:

       - all audit and permitted non-audit services to be provided the Funds, and

       - all permitted non-audit services to be provided by the Funds' independent accountant to the adviser and to entities controlling, controlled by or under common control with the adviser that provide ongoing services to the Funds, if the services relate directly to the operations and financial reporting of the Funds, except that de minimis non-audit services, may, to the extent permitted by applicable law, be approved prior to completion of the audit, and except that pre-approval is not required where the services would not need to be pre-approved pursuant to applicable rules and regulations.

   (e)(2) For the fiscal years ended June 30, 2005 and June 30, 2006, 100% of all the fees in paragraph (b) through (d) of this Item were approved by the audit committee.

   (f)      Not Applicable.

   (g)      Not Applicable.

   (h)      Not Applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

A schedule of investments for each series of the registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant of Form N-CSR is (i) accumulated and communicated to the investment company's management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) A code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) are attached hereto.

(a)(3) Not Applicable.

(b) A certification of each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) is attached hereto.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 CITIZENS FUNDS

By    /s/ Sophia Collier
      --------------------------
      Sophia Collier
      President

Date: August 29, 2006

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By    /s/ Sophia Collier
      --------------------------
      Sophia Collier
      President

Date: August 29, 2006


By    /s/ Sean Driscoll
      --------------------------
      Sean P. Driscoll
      Treasurer

Date: August 29, 2006